UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FIRST BANCORP.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

First BanCorp

2025

Notice Of Annual Meeting And Proxy Statement

1519 PONCE DE LEÓN AVENUE SAN JUAN, PUERTO RICO 00908 (787) 729-8200
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Date Wednesday, May 21, 2025
Time 10:00 a.m., Atlantic Standard Time
On the Internet www.virtualshare holdermeeting.com/ FBP2025
Record Date Close of Business March 24, 2025
Only stockholders of record as of the close of business on March 24, 2025 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements of the meeting.

You will be able to participate in the virtual annual meeting, vote your shares electronically, and submit questions during the meeting, and stockholders of record may view the list of registered holders entitled to vote at the Annual Meeting. You will not be able to attend the Annual Meeting in person.

To virtually attend the Annual Meeting you must be a stockholder of record or beneficial owner as of the record date. You will be able to attend and participate in the Annual Meeting by visiting www.virtualshareholder meeting.com/FBP2025 and entering the 16-digit control number included in your proxy card. Stockholders of record will need their control number to vote at the virtual Annual Meeting.

Those without a control number may attend as guests but will not have the option to vote their shares or submit questions during the Annual Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by their broker, bank, trustee or other nominee that holds their shares.

To the Stockholders of First BanCorp.:
NOTICE IS HEREBY GIVEN that, pursuant to a resolution of the Board of Directors (the “Board” or the “Board of Directors”) of First BanCorp. (the “Corporation”) and Article I, Section 2 of the Corporation’s Amended and Restated By-laws, the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of the Corporation will be held at 10:00 a.m., Atlantic Standard Time, on Wednesday, May 21, 2025, virtually at www.virtualshareholdermeeting.com/FBP2025, for the purpose of considering and taking action on the following matters, all of which are more completely described in the accompanying proxy statement (the “Proxy Statement”):

1	To elect the nine (9) directors named in the accompanying Proxy Statement;
2	To approve on a non-binding basis the 2024 compensation of First BanCorp’s named executive officers (the “NEOs”); and
3	To ratify the appointment of Crowe LLP as our independent registered public accounting firm for our 2025 fiscal year.

In addition, we will consider and take action on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Board has no knowledge of any other business to be transacted at the Annual Meeting.
We continue to use the Internet as our primary means of furnishing proxy materials to most of our stockholders, in accordance with U.S. Securities and Exchange Commission (the “SEC”) rules. Rather than sending stockholders a paper copy of our proxy materials, we are sending them a Notice of Internet Availability of Proxy Materials that contains instructions for accessing the materials and voting via the Internet. We believe this method of distribution makes the process more efficient, less costly and reduces our impact on the environment. The Proxy Statement, form of proxy, and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”) (collectively, the “Proxy Materials”) are available at www.1firstbank.com and https://materials.proxyvote.com/318672. Stockholders may request a copy of the Proxy Materials in printed form by following the procedures set forth in the Notice of Internet Availability of Proxy Materials, as more fully described in the Proxy Statement.
You are invited to virtually attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to virtually attend the Annual Meeting, we urge you to vote as soon as possible in order to ensure the presence of a quorum at the meeting. You may vote via the Internet, by telephone or, if you received a paper proxy card in the mail, by mailing the completed proxy card. The instructions on the Notice of Internet Availability of Proxy Materials and on your proxy card describe how to use these convenient services. You may revoke any proxy that you give at any time prior to its exercise.

By Order of the Board of Directors, /s/ Sara Alvarez Sara Alvarez Secretary	San Juan, Puerto Rico April 8, 2025

PROXY STATEMENT HIGHLIGHTS
This summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.
Meeting Information and Availability of Proxy Materials

Date and Time:	May 21, 2025 at 10:00 A.M., Atlantic Standard Time
Place:	Online at www.virtualshareholdermeeting.com/FBP2025
Record Date:	March 24, 2025

This Proxy Statement and the accompanying proxy card are being distributed and made available to stockholders on or about April 8, 2025.
How to Vote
Your vote is important. Even if you plan to virtually attend the Annual Meeting, we encourage you to vote in advance of the meeting. You may vote using one of the following voting methods, and if you were a stockholder as of the close of business on March 24, 2025.

Record Holders	Beneficial Owners
By Phone	Follow the instructions set forth on the voting instruction form provided by your broker, bank, trustee, or other nominee that holds your shares with these proxy materials.
Call +1-800-690-6903

By Mail
Cast your ballot, sign your proxy card and return.

By-Internet
Visit www.proxyvote.com/318672 and vote online.

At the Virtual Annual Meeting
Attend our Annual Meeting virtually by logging into the virtual annual meeting website and vote by following the instructions provided on the website.

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	1

Proxy Statement Highlights
PROPOSALS FOR YOUR VOTE AND VOTING RECOMMENDATIONS

Proposal No. 1
Election of Directors	BOARD’S RECOMMENDATION ✔ FOR EACH NOMINEE
Refer to “Proposal No. 1 — Election of Directors” and “Information With Respect to Nominees Standing for Election as Directors and With Respect to Executive Officers of the Corporation” on page 13.

Proposal No. 2
Advisory vote to approve executive compensation	BOARD’S RECOMMENDATION ✔ FOR THIS PROPOSAL
Refer to “Proposal No. 2 — Non-Binding Approval of Compensation of Named Executive Officers” on page 48 and “Executive Compensation Disclosure — Compensation Discussion & Analysis (CD&A)” on page 49.

Proposal No. 3
Ratification of Auditors	BOARD’S RECOMMENDATION ✔ FOR THIS PROPOSAL
Refer to “Proposal No. 3 — Ratification of the Appointment of the Independent Registered Public Accounting Firm” on page 79.

2	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Proxy Statement Highlights
2024 COMPANY PERFORMANCE

FINANCIAL HIGHLIGHTS

$938M Revenues	$298.7M Net Income	1.58% ROAA

$16.4B in Deposits	$12.8B in Loans

FRANCHISE HIGHLIGHTS

492,929 Registered Users	325,674 Active Users	+4% User Growth

41% of Deposit Transactions Captured Through Digital Channels	95% of Deposit Transactions Captured Through Self-Service Platforms

STRONG CAPITAL POSITION

16.3% Common Equity Tier 1 Ratio	18.02% Total Capital Ratio	~100% Dividend and Buyback Payout Ratio

SUSTAINABILITY HIGHLIGHTS

2,600 Volunteer Hours	109K Training Hours	$1.3M Contributions

1,334 CRA-related loans originated	$934M CRA-related loans

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	3

Proxy Statement Highlights
2024 Company Performance Highlights
2024 was a year of solid performance for the Corporation, which included record revenues, solid loan growth across all business segments, positive core customer deposit trends and solid profitability metrics. We also distributed over 100% of earnings for the fourth consecutive year, through repurchases of the Corporation’s common stock, par value $0.10 per share (the “Common Stock”), payment of Common Stock dividends, and repurchases of junior subordinated debentures. Furthermore, 2024 results were complemented by ongoing community outreach activities, as well as investments in technology to accelerate our growth and improve how we serve our customers, colleagues and communities. We remain focused on deploying our capital in a thoughtful manner by prioritizing responsible organic growth and returning capital to our stockholders.
Some of the key corporate accomplishments during 2024 included the following:

Strong Corporate Performance	✔	Earned $298.7 million in GAAP net income
	✔	Adjusted pre-tax pre-provision income (non-GAAP)* of $452.23 million
	✔	Achieved net interest margin of 4.25%, an improvement of 3 basis points as compared to 2023
	✔	Achieved year-over-year organic loan growth of $569.0 million, or 4.7%, primarily driven by increases in commercial, and auto loan and finance leases portfolios
	✔	Prudent expense management, evidenced by sustaining a 51.92% efficiency ratio
	✔	Reached a non-performing asset ratio of 0.61%, an improvement of 6 basis points as compared to 2023
	✔	Strong Return on Average Assets (ROAA) of 1.58%, and Return on Average Equity (ROAE) of 19.09%
Franchise Highlights	✔
Expanded our total deposits, excluding brokered certificate of deposit and government deposits, by $267.1 million, or 2.1%, as compared to 2023, gaining core market share in our main market, Puerto Rico

✔
Advanced the evolution of our information technology (“IT”) infrastructure and digital capabilities to simplify operations and support further business growth (i.e., FirstBank Commercial Hub, and cloud migration)

	✔	Achieved customer enrollment penetration of 60% across all digital platforms
	✔	Promoted digital adoption with retail Digital Banking users increasing 3.8% as compared to 2023
	✔	Advanced process improvement initiatives aimed at supporting business goals and increasing efficiency across the organization
	✔	Continued focused on our colleagues to drive up employee engagement
	✔	Continued advancing our corporate sustainability program, which includes, but is not limited to, environmental, social and governance (“ESG”) matters
Value-Driven Capital Allocation	✔
Returned over 100% of 2024 earnings, through the repurchase of $100.0 million in shares of Common Stock, payment of $106.0 million in Common Stock dividends and $100.0 million redemption of junior subordinated debentures

	✔	Ample capital position to continue growing franchise and delivering value to stockholders

*
The Corporation reports its financial measures in accordance with generally accepted accounting principles in the United States (“GAAP”). A reconciliation of the GAAP to non-GAAP financial measures is provided in Appendix A to this Proxy Statement.

4	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Proxy Statement Highlights
Corporate Governance Highlights

Majority voting standard for our director elections	Board strategic oversight and review of Enterprise Risk Management
Annual elections of all directors (not a staggered Board)	Frequent executive sessions of independent directors
Stock ownership guidelines for executive officers and non-management directors	Annual Board and committee self-evaluations
Robust compensation clawback policy	Oversight of corporate sustainability matters clearly delineated among Board, Board committees, and management

Key statistics about our director nominees

Average board tenure of current Board nominees is 9.2 years	Four fully independent Board committees
An independent Chair of the Board with extensive duties	100% of Board nominees have experience in financial services, investment, and strategic planning
100% of Board nominees have senior management and leadership experience	78% of Board nominees have audit and risk oversight experience
8 of our 9, or 89%, of our current directors are independent	33% of the Board nominees are women, and 67% are Hispanic

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	5

Proxy Statement Highlights
Executive Compensation Highlights

Performance-Driven We believe executive compensation must, to a large extent, be at risk, so that the amount earned is directly tied to the achievement of rigorous corporate, business unit and individual performance objectives that drive long-term value creation.

• Focus on variable incentive-based pay (57%-76% of total target NEO pay is at-risk as performance-based)
Stockholder-Aligned Executives should be compensated through compensation elements designed to enhance stockholder value.

Competitively Positioned Target compensation should be competitive with that being offered to individuals in comparable roles at other companies with which we compete for talent to ensure that the Corporation employs the best executives to continue its success.

Responsibly Governed Decisions about compensation should be guided by best-practice governance standards and rigorous processes that encourage prudent decision-making.

Cautionary Note Regarding Forward-Looking Statements
The Corporation cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this Proxy Statement or made by the Corporation, our management or our spokespeople involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Corporation’s control. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” and similar expressions may identify forward-looking statements. Actual results may differ from those set forth in the forward-looking statements due to a variety of risk factors, including those contained in the Annual Report and the Corporation’s other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws.
Incorporation by Reference
Neither the Compensation and Benefits Committee Report nor the Audit Committee Report included herein shall be deemed soliciting material or filed with the SEC, and neither those reports nor the Annual Report shall be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate such information by reference.
In addition, this Proxy Statement includes our website address. This website address is intended to provide an inactive, textual reference only. The information on our website is not part of or incorporated by reference into this Proxy Statement.
6	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

 1519 PONCE DE LEÓN AVENUE
SAN JUAN, PUERTO RICO 00908
2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2025
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Corporation for use at the 2025 Annual Meeting of Stockholders to be held at 10:00 a.m., Atlantic Standard Time, on Wednesday, May 21, 2025, virtually at www.virtualshareholdermeeting.com/FBP2025, and at any adjournment or postponement thereof. This Proxy Statement, the Notice of 2025 Annual Meeting of Stockholders and the enclosed form of proxy are first being sent or provided on or about April 8, 2025 to stockholders of record as of March 24, 2025 (the “Record Date”). We have made available with this Proxy Statement the Annual Report, although the Annual Report should not be deemed to be part of or incorporated by reference into this Proxy Statement. The Board has designated the individuals identified on the proxy card (the “proxy holders”) to serve as proxies to vote the shares represented at the Annual Meeting. Shares represented by properly executed proxies that we receive will be voted at the Annual Meeting in accordance with the instructions specified in the proxies. If you properly submit a proxy but do not give instructions on how you want your shares to be voted, your shares will be voted by the proxy holders in accordance with the Board’s recommendations described below. “We,” “our,” “us” and the “Corporation” refer to First BanCorp.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
What information is contained in this Proxy Statement?
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board, the Board committees, the compensation of directors and executive officers, and other required information.
What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will be asked to act upon the following matters, which are identified in the accompanying Notice of 2025 Annual Meeting of Stockholders:
•	the election of nine (9) directors, each for a term expiring at the 2026 Annual Meeting of Stockholders;
•	the approval on a non-binding basis of the 2024 compensation of the Corporation’s NEOs, who are identified herein; and
•	the ratification of the appointment of Crowe LLP (“Crowe”) as our independent registered public accounting firm for our 2025 fiscal year.
What should I receive?
You should receive this Proxy Statement, the Notice of 2025 Annual Meeting of Stockholders, the proxy card and the Annual Report with the audited financial statements for the year ended December 31, 2024, audited by Crowe.
How many votes do I have?
You will have one vote for every share of the Corporation’s Common Stock you owned as of the close of business on March 24, 2025, the Record Date.
If I am a holder of shares of Common Stock, but I did not hold my shares of Common Stock as of the Record Date, am I entitled to vote?
No. If you were not a record or beneficial holder of shares of Common Stock as of the Record Date, you will not be entitled or permitted to vote on the proposals.
How many shares of stock are issued and outstanding?
On the Record Date, 163,126,093 shares of Common Stock were issued and outstanding.
Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	7

Questions and Answers about the Annual Meeting
How many votes must be present to hold the Annual Meeting?
Holders of a majority of the outstanding shares of Common Stock entitled to vote must be present either by participating directly in the virtual Annual Meeting or by proxy to enable us to conduct business at the Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether holders of a majority of the outstanding shares of Common Stock are present. A broker non-vote occurs when a broker, bank, trustee, or other nominee has not received voting instructions from the beneficial owner of shares of Common Stock and the broker, bank, trustee, or other nominee does not have discretionary authority to vote such shares on a particular matter. We urge you to vote by proxy even if you plan to virtually attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to conduct business at the Annual Meeting.
Votes cast by proxy or during the Annual Meeting will be counted by Broadridge Financial Solutions, an independent third party.
What vote is required and how are abstentions and broker non-votes treated?
You may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to each nominee for the Board (Proposal No. 1), the approval on a non-binding basis of executive compensation (Proposal No. 2), and ratification of the independent auditor (Proposal No. 3).
A description of the voting requirements and related effect of abstentions and broker non-votes on each item is as follows:

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions and Broker Non-Votes
No. 1 – Election of 9 Directors to Serve for One-Year Term Expiring at the 2026 Annual Meeting of Stockholders	“For,” “Against,” or “Abstain” on each nominee	Affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote.	Abstentions will have the same effect as votes cast “against.” Broker non-votes will not be counted in determining the number of shares for approval. Accordingly, they will have no effect.
No. 2 – Approve on a non-binding basis the 2024 compensation of the Corporation’s NEOs	“For,” “Against,” or “Abstain”	Affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote.	Abstentions will have the same effect as votes cast “against.” Broker non-votes will not be counted in determining the number of shares for approval. Accordingly, they will have no effect.
No. 3 – Ratify the Appointment of Crowe as our Independent Auditor for Fiscal Year 2025	“For,” “Against,” or “Abstain”	Affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote.
Abstentions will have the same effect as votes cast “against.” Brokers have discretionary authority to vote shares on this proposal even if they have not received voting instructions from the beneficial owner of such shares, as discussed below.

If you are not the stockholder of record of your shares, your bank, broker, trustee, or other nominee, as the case may be, that is the record holder of your shares may not vote the shares without your instruction on matters considered to be “non-routine.” The only proposal to be voted on at the Annual Meeting that is considered a routine proposal is the ratification of the independent registered public accounting firm. Therefore, your bank, broker, trustee, or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your broker otherwise.
On which proposals can my broker vote my shares?
Brokers do not have discretionary authority to vote shares on the election of directors and on the non-binding approval of compensation of the Corporation’s NEOs. For your vote to be counted with respect to these proposals, you must instruct your broker how to vote your shares. Brokers have discretionary authority to vote shares on the ratification of the independent registered public accounting firm because it is considered a routine proposal.
8	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Questions and Answers about the Annual Meeting
How does the Board recommend that I vote?
The following are the Board’s recommendations with respect to each of the items to be considered and voted upon at the Annual Meeting:
•	Proposal No. 1 — The Board recommends a vote FOR each nominee to the Board;
•	Proposal No. 2 — The Board recommends a vote FOR the non-binding advisory approval of the 2024 compensation of the Corporation’s NEOs; and
•	Proposal No. 3 — The Board recommends a vote FOR the ratification of the Corporation’s independent registered public accounting firm for the 2025 fiscal year.
How do I vote?
If you are a “stockholder of record” on the Record Date, you may vote by proxy without attending the Annual Meeting by:
•	voting via the Internet (instructions are on the Notice of Internet Availability of Proxy Materials and the proxy card);
•	voting by telephone (instructions are on the Notice of Internet Availability of Proxy Materials and the proxy card); or
•	voting by mail if you receive or request paper copies of the Proxy Materials by completing the enclosed proxy card, signing, dating, and returning it in the enclosed postage-paid envelope.
Internet and telephone voting will be available until 11:59 p.m. Atlantic Standard Time on May 20, 2025. Please refer to the specific instructions set forth on the Notice of Internet Availability of Proxy Materials or the proxy card for additional information on how to vote. For security reasons, our electronic voting system has been designed to authenticate your identity as a stockholder and you will need to provide your 16-digit control number to access this system.
If you hold your shares in “street name” (i.e., your shares are held of record by a broker, bank, trustee, or other nominee), your broker, bank, trustee, or other nominee will provide you with materials and instructions for voting your shares, including a voting instruction form.
Can I vote my shares virtually at the Annual Meeting?
If you are a “stockholder of record” on the Record Date, you may vote your shares virtually at the Annual Meeting. If you hold your shares in “street name,” you must obtain a valid, legal proxy from your broker, banker, trustee, or other nominee, giving you the right to vote your shares virtually at the Annual Meeting. We urge you to contact your broker, banker, trustee, or other nominee for instructions.
What is the difference between holding shares as a stockholder of record and as a beneficial owner, i.e. in street name?
Stockholder of Record. If your shares are registered in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and the Proxy Materials are being provided directly to you by the Corporation. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote via the Internet, by telephone, or by completing, signing, dating, and returning the enclosed proxy card.
Beneficial Owner. If your shares are held by a broker, bank, trustee, or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Proxy Materials are being forwarded to you by your broker, bank, trustee, or other nominee, who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or other nominee on how to vote the shares held in your account, and the broker, bank, trustee, or other nominee who holds your shares will inform you how to instruct it to vote your shares. The organization that holds your shares, however, is considered the stockholder of record for purposes of voting at the Annual Meeting. As noted above, if you are not the stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid, legal proxy from your broker, bank, trustee, or other nominee giving you the right to vote your shares virtually at the Annual Meeting. We urge you to contact your broker, banker, trustee, or other nominee for instructions. The organization that holds your shares cannot vote your shares without your instructions on Proposals No. 1 and No. 2, so it is important that you instruct your broker, bank, trustee, or other nominee how to vote your shares.
Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	9

Questions and Answers about the Annual Meeting
Who will bear the costs of soliciting proxies for the Annual Meeting?
We will bear the costs of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, proxies may be solicited personally, by telephone or otherwise. Our directors, officers and employees may also solicit proxies but will not receive any additional compensation for their services. Proxies and the Proxy Materials will also be distributed at our expense by brokers, nominees, custodians, and other similar parties.
Can I change my vote?
Yes. If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by sending in a new proxy card with a later date, casting a new vote over the Internet or by telephone, or sending a written notice of revocation to the President or Secretary of the Board of First BanCorp., at P.O. Box 9146, San Juan, Puerto Rico 00908-0146. To be effective, any revocation must be delivered to the Corporation before the proxy is exercised. Internet and telephone voting will be available until 11:59 p.m. Atlantic Standard Time on May 20, 2025. If you virtually attend the Annual Meeting and vote, your previously submitted proxy will not be used.
If your shares are held in street name, your broker, bank, trustee, or other nominee will instruct you as to how your vote may be changed.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple Notices of Internet Availability of Proxy Materials or multiple copies of this Proxy Statement and multiple proxy cards. For example, if you hold your shares in more than one brokerage account, you may receive a voting instruction form for each brokerage account in which you hold shares. You should exercise your vote in connection with each set of voting materials you receive as they represent different shares.
Could other matters be decided at the Annual Meeting?
The Board does not intend to present any business at the Annual Meeting other than that which is described in the Notice of 2025 Annual Meeting of Stockholders in this Proxy Statement. As of the date of this Proxy Statement, the Board knows of no other matters that may come before the Annual Meeting and the Chair of the Annual Meeting will declare out of order and disregard any matter not properly presented. However, if any new matter or stockholder proposal requiring the vote of the stockholders is properly presented before the Annual Meeting, proxies may be voted with respect thereto in accordance with the best judgment of the proxy holders, under the discretionary authority granted by stockholders in their proxies in connection with general matters, subject to compliance with Rule 14a-4(c) under the Exchange Act.
What happens to my vote if the Annual Meeting is postponed or adjourned?
Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is exercised.
Who can help answer my questions?
You should contact Sara Alvarez, Secretary of the Board, by e-mail at sara.alvarez@firstbankpr.com or by telephone at 787-729-8041, if you have any questions about how to vote at the Annual Meeting by Internet, telephone, or mail; if you need directions regarding how to virtually attend and vote during the Annual Meeting; or if you need copies of our public filings submitted to the SEC.
10	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING
TO BE HELD ON MAY 21, 2025
You will help the Corporation protect the environment and save postage and printing expenses in future years by consenting to receive the Annual Report and the Proxy Materials via the Internet. This Proxy Statement and the Annual Report are available at https://materials.proxyvote.com/318672. You may also obtain directions regarding how to virtually attend the Annual Meeting and vote during the Annual Meeting by contacting Sara Alvarez, Secretary of the Board, by e-mail at sara.alvarez@firstbankpr.com or by telephone at 787-729-8041.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following tables set forth certain information as of March 24, 2025, unless otherwise specified, with respect to shares of our Common Stock beneficially owned, which includes shares that a person has the right to acquire within sixty (60) days after March 24, 2025, by: (1) each person known to us to be the beneficial owner of more than 5% of our Common Stock; (2) each director, each director nominee, and each NEO; and (3) all current directors and executive officers as a group. This information has been provided by each of the directors and executive officers at our request or derived from statements filed with the SEC pursuant to Section 13(d), 13(g), or 16(a) of the Exchange Act. Beneficial ownership of securities means possession, directly or indirectly, through any formal or informal arrangement, either individually or in a group, of voting power (which includes the power to vote, or to direct the voting of, such security) and/or investment power (which includes the power to dispose of, or to direct the disposition of, such security). Unless otherwise indicated, to the Corporation’s knowledge, the identified beneficial owners have sole voting and dispositive power over the shares.
(1)	Beneficial Owners of More Than 5% of Our Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(a)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	25,351,160(b)	15.54%
The Vanguard Group. 100 Vanguard Blvd. Malvern, PA 19355	21,965,856(c)	13.47%
FMR LLC 245 Summer Street Boston, MA 02110	12,013,815(d)	7.36%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX, 78746	10,096,761(e)	6.19%
State Street Corporation State Street Financial Center 1 Lincoln Street Boston, MA 02111	9,173,043(f)	5.62%

(a)	Based on 163,126,093 shares of Common Stock outstanding as of March 24, 2025.
(b)
Based solely on a Schedule 13G filed with the SEC on January 22, 2024, in which BlackRock, Inc. reported aggregate beneficial ownership of 25,351,160 shares of Common Stock as of December 31, 2023. BlackRock, Inc. reported that it possessed sole power to dispose or direct the disposition of 25,351,160 shares of Common Stock. BlackRock, Inc. reported that it possessed sole power to vote or direct the vote of 25,032,086 shares of Common Stock beneficially owned.

(c)
Based solely on a Schedule 13G filed with the SEC on February 13, 2024, in which The Vanguard Group reported aggregate beneficial ownership of 21,965,856 shares of Common Stock as of December 29, 2023. The Vanguard Group reported that it possessed sole power to dispose or direct the disposition of 21,638,525 shares of Common Stock and shared power to dispose or direct the disposition of 327,331 shares of Common Stock. The Vanguard Group reported that it possessed shared power to vote or direct the vote of 137,876 shares of Common Stock beneficially owned.

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	11

Security Ownership of Certain Beneficial Owners and Management | Beneficial Owners of More Than 5% of our Common Stock
(d)
Based solely on a Schedule 13G filed with the SEC on February 9, 2024, in which FMR LLC reported aggregate beneficial ownership of 12,013,815 shares of Common Stock as of December 29, 2023. FMR LLC reported that it possessed sole power to dispose or direct the disposition of 12,013,815 shares of Common Stock. FMR LLC reported that it possessed sole power to vote or direct the vote of 12,013,815 shares of Common Stock beneficially owned.

(e)
Based solely on a Schedule 13G filed with the SEC on February 9, 2024, in which Dimensional Fund Advisors LP reported aggregate beneficial ownership of 10,096,761 shares of Common Stock as of December 29, 2023. Dimensional Fund Advisors LLP reported that it possessed sole power to dispose or direct the disposition of 10,096,761 shares of Common Stock. Dimensional Fund Advisors LP reported that it possessed sole power to vote or direct the vote of 9,890,465 shares of Common Stock beneficially owned.

(f)
Based solely on a Schedule 13G filed with the SEC on January 24, 2024, in which State Street Corporation reported aggregate beneficial ownership of 9,173,043 shares of Common Stock as of December 31, 2023. State Street Corporation reported that it possessed shared power to dispose or direct the disposition of 9,173,043 shares of Common Stock. State Street Corporation reported that it possessed shared power to vote or direct the vote of 1,166,947 shares of Common Stock beneficially owned.

(2)	Beneficial Ownership of Directors, Director Nominees and Executive Officers:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (a)	Percent of Class
Directors and Director Nominees
Juan Acosta Reboyras	22,890	*
Aurelio Alemán, President & Chief Executive Officer	1,132,418	*
Luz A. Crespo	60,646	*
Tracey Dedrick	31,293	*
Patricia M. Eaves	18,130	*
Daniel E. Frye	17,854	*
John A. Heffern	74,570	*
Roberto R. Herencia, Chair of the Board	651,945	*
Félix M. Villamil	17,214	*
Named Executive Officers
Orlando Berges, Executive Vice President & Chief Financial Officer	296,285	*
Donald Kafka, Executive Vice President & Chief Operations Officer	103,810	*
Juan C. Pavía, Executive Vice President & Chief Credit Officer	79,336	*
Nayda Rivera, Executive Vice President & Chief Risk Officer	250,211	*
All current directors and Executive Officers as a group (20 persons as a group)	3,730,743	2.3%

*	Less than 1% of our outstanding Common Stock as of March 24, 2025.
(a)
For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of a security if that person has the right to acquire beneficial ownership of such security within 60 days. This table also includes shares granted under the First BanCorp Omnibus Incentive Plan, as amended (the “Omnibus Incentive Plan”) which are subject to forfeiture upon failure to meet certain vesting conditions, as follows: Mr. Acosta Reboyras, 1,889; Mr. Alemán,153,201; Mrs. Crespo, 1,889; Ms. Dedrick, 1,889; Mrs. Eaves, 2,280; Mr. Frye, 1,889; Mr. Heffern, 1,889; Mr. Herencia, 4,723; Mr. Berges,41,648; Mr. Kafka, 20,143; Mr. Pavía, 26,881 ; Mrs. Rivera, 34,927; Mr. Villamil, 2,061 and all current directors and executive officers as a group, 453,866. These amounts do not include shares of Common Stock represented by units in a unitized stock fund under our Defined Contribution Retirement Plan.

12	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

INFORMATION WITH RESPECT TO NOMINEES STANDING FOR ELECTION
AS DIRECTORS AND WITH RESPECT TO EXECUTIVE OFFICERS OF
THE CORPORATION
PROPOSAL NO. 1—ELECTION OF DIRECTORS
At the Annual Meeting, stockholders are being asked to vote on the election of nine members to the Board to serve until the 2026 Annual Meeting or until their earlier death, incapacity, resignation, or respective successors are duly elected and qualified. The Board, upon the recommendation of the Corporate Governance and Nominating Committee (the “Governance Committee”), has nominated the nine people listed below for election at the Annual Meeting.
Each of the nominees for director has agreed to be named in the Proxy Statement and to serve as a director if elected. Each nominee is currently serving as a director of the Corporation.
Our Amended and Restated By-laws provide that the Board will consist of a number of members fixed from time to time by resolution of a majority of the Board, provided that the number of directors is always an odd number and not less than five nor more than fifteen. In accordance with our Restated Articles of Incorporation and Amended and Restated By-laws, director nominees stand for election annually. A director is elected by the stockholders for a one-year term and serves until his or her successor is duly elected and qualified or their earlier death, incapacity, or resignation. If stockholders do not elect a nominee who is serving as a director, Puerto Rico corporation law provides that the director would continue to serve on the Board as a “holdover director.” Under our Amended and Restated By-laws, any director nominee who is not elected by a majority of the votes present in person or by proxy and entitled to vote must tender his or her resignation to the Board promptly following certification of the stockholder vote. The Board must act on the tendered resignation within ninety (90) days following certification of the stockholder vote and must elect a new director by the affirmative vote of a majority of the remaining Board to fill the vacancy until the next election of directors by stockholders.
Our Corporate Governance Guidelines and Principles prohibits any director from standing for election to the Board after age 70 absent a waiver of this requirement by the Board. Pursuant to our Corporate Governance Guidelines and Principles, the Board has waived the retirement requirements with respect to Daniel E. Frye.
On March 19, 2025, the Board nominated current Directors Juan Acosta Reboyras, Aurelio Alemán, Luz A. Crespo, Patricia M. Eaves, Tracey Dedrick, Daniel E. Frye, John A. Heffern, Roberto R. Herencia, and Félix M. Villamil to serve terms ending at the 2026 Annual Meeting of Stockholders, and when their respective successors have been duly elected and qualified. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted FOR the election of these nominees. If any nominee should be unable to serve or for good cause will not serve, the designated proxies will vote each executed and returned proxy for the substitute nominee or nominees as the Board may propose. At this time, the Board knows of no reason why any of the persons identified above may not be able to serve as a director if elected and has not identified any substitute nominees.
Currently, all members of the Board of the Corporation are also the members of the Board of Directors of FirstBank Puerto Rico (“FirstBank” or the “Bank”), the subsidiary bank of the Corporation. The information presented below regarding the time of service on the Board includes terms concurrently served on the Board of Directors of the Bank.
DIRECTOR QUALIFICATIONS
Each director nominee has the qualifications and experience to focus on the complex issues confronting us and the financial industry. The nominees are leaders in business, finance, accounting or academia because of their intellectual acumen and analytic skills, strategic vision, ability to lead and inspire others to work with them, and records of outstanding accomplishments. Each has been chosen to stand for election in part because he or she asks difficult questions, understands our unique challenges, and evaluates the strategies proposed by management and, when applicable, oversees their implementation.
Our nominees collectively have a long record of professional integrity and dedication to their professions and community, a strong work ethic that includes coming fully prepared to meetings and fulfilling professional obligations, enhancing the productivity of the Board, and sharing with the Corporation their experiences as directors of other companies.
Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	13

Proposal No.1—Election of Directors | Director Qualifications
In evaluating the composition of the Board, the Governance Committee seeks to find and retain individuals who, in addition to having the qualifications set forth in our Corporate Governance Guidelines and Principles, have the skills, experience and abilities necessary to oversee our operations in the corporate and consumer banking businesses within Puerto Rico, the United States, the United States Virgin Islands and the British Virgin Islands. The Governance Committee has determined that it is critically important for our proper operation and success that, through its members, our Board has expertise and experience in the following areas:

LEADERSHIP

Experience in significant leadership positions over an extended period, especially chief executive officer (“CEO”) positions. Directors with that experience generally provide the Corporation with special insights and possess extraordinary leadership qualities and the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth. Through their service as top leaders at other organizations, they also have access to important sources of market intelligence, analysis and relationships that benefit the Corporation.

FINANCIAL SERVICES INDUSTRY

Experience in the financial services industry. Directors with that experience provide insight with respect to the Corporation’s diversified banking businesses, which provide a broad range of financial services to consumer and corporate customers.

RISK MANAGEMENT

Risk expertise to assist the Corporation in ensuring that it is properly identifying, analyzing, measuring, monitoring, reporting and controlling or mitigating risk. Risk management is a critical function of a financial services company, and its proper supervision requires directors with sophisticated risk management skills and experience. Directors provide oversight of the Corporation’s risk management framework, including the significant policies, procedures and practices used in managing credit, market and certain other risks, and review recommendations by management regarding risk mitigation.

REGULATORY COMPLIANCE

Experience serving at, or interacting with, regulators, or operating businesses subject to extensive regulation, in order to support our continued compliance with applicable regulatory requirements and promote ongoing effective relationships with our regulators. The Corporation and its subsidiaries are regulated and supervised by numerous regulatory agencies, both domestically and federally, including the Federal Reserve Board (the “Fed”), the Federal Deposit Insurance Corporation (the “FDIC”) and the Office of the Commissioner of Financial Institutions of the Commonwealth of Puerto Rico and other local banking and insurance authorities.

CONSUMER BUSINESS

Extensive consumer experience to assist the Corporation in evaluating its business model and strategies for reaching and servicing its retail customers. The Corporation provides services to retail customers in connection with its retail banking, consumer finance, real estate lending, personal loans, auto loans, small and middle market commercial banking and other financial services businesses.

CORPORATE BUSINESS

A depth of understanding of and experience with complex business structures and transactions. Directors with that experience enhance the Corporation’s provision of a variety of services to its corporate clients, including financial restructurings, loans and cash management.

FINANCIAL REPORTING

Direct or supervisory experience in the preparation of financial statements, as well as finance and accounting expertise. While the Board and its committees are not responsible for preparing our financial statements, they have oversight responsibility and the Audit Committee has the authority to select, oversee and evaluate our independent registered public accounting firm.

LEGAL MATTERS

Experience complying with legal and contractual requirements, as well as understanding complex litigation and litigation strategies. Our Board has an important oversight function with respect to compliance with applicable legal requirements. In addition, it monitors legal proceedings and evaluates major settlements.

14	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2026 Annual Meeting
NOMINEES STANDING FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING AT
THE 2026 ANNUAL MEETING
Juan Acosta Reboyras
DIRECTOR SINCE: August 2014 AGE: 69	EXPERTISE AND SKILLS
BACKGROUND

Director of the Corporation since August 2014. Mr. Juan Acosta Reboyras has been the Managing Member and Co-Founder of Acosta & Ramirez Law Office, LLC, since 1999, specializing in tax and corporate law, individual tax planning, estate planning and general matters of tax and corporate law. Mr. Acosta Reboyras was a former partner of KPMG from 1976 to 1995, and of the law firms Goldman Antonetti & Cordova from 1995 to 1996 and McConnell Valdes from 1996 to 1999. Throughout his nearly 50-year career, Mr. Acosta-Reboyras has dealt with a variety of tax compliance and planning issues while concentrating on tax-related business affairs, including corporate reorganizations, mergers, acquisitions, and divestitures. He has also counseled clients on the organization and operation of corporations in Puerto Rico, applications for grants of tax exemption and United States and Puerto Rico income tax matters dealing with outbound and inbound transfers of assets. Mr. Acosta-Reboyras has been a Certified Public Accountant since 1977 and has been licensed to practice law in the Commonwealth of Puerto Rico and the United States Court of Appeals for the First Circuit since 1984. He is a former President of the Puerto Rico Society of Certified Accountants and a member of the Puerto Rico Bar Association and the American Institute of Certified Public Accountants. He is also a former member of the Board of Directors of the University of Puerto Rico. Mr. Acosta-Reboyras also serves on the Board of Directors of various non-profit organizations.

DIRECTOR QUALIFICATIONS:
• His extensive experience in tax and corporate law gained as the managing partner of Acosta & Ramirez Law Office, LLC enhances the Board’s understanding of tax and financial matters.
• His experience with a variety of tax compliance and planning issues, including corporate reorganizations, mergers, acquisitions, and divestitures brings to the Board vast legal-related expertise.

• His leadership experience obtained from director and executive positions held at the Puerto Rico Society of Certified Accountants and the University of Puerto Rico enhances the Board’s oversight functions.

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	15

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2026 Annual Meeting
Aurelio Alemán
DIRECTOR SINCE: September 2005 AGE: 66 President and Chief Executive Officer	EXPERTISE AND SKILLS
BACKGROUND

President and CEO of the Corporation since September 2009. Director of First BanCorp. and its subsidiary FirstBank since September 2005. Mr. Alemán currently serves as Chair of the Board of Managers of the Corporation’s subsidiaries First Federal Finance Limited Liability Company d/b/a Money Express, First Management of Puerto Rico, L.L.C., and FirstBank Insurance Agency, LLC; and Chair of the Board of Directors of and FirstBank Overseas Corp. He was the Chair of the Board of Directors of the Corporation’s subsidiary First Mortgage, Inc. from September 2005 through December 2014, of First Express, Inc. from March 2007 through December 2022, and Senior Executive Vice President and Chief Operating Officer of the Corporation from October 2005 to September 2009. During that period, he was responsible for all the Retail & Consumer Banking Business Areas of FirstBank, as well as the operations of First Mortgage, Inc., First Leasing & Car Rental Corp., FirstBank Insurance Agency, Inc., and First Federal Finance Limited Liability Company d/b/a Money Express. He was also in charge of the operations of FirstBank’s Florida banking subsidiary and FirstBank’s operations in the British Virgin Islands and US Virgin Islands, where FirstBank is one of the leading banking institutions. In addition, he supervised the Human Resources, Operations, Technology, Strategic Planning, and Marketing and Public Relations departments. He was the Executive Vice President responsible for the consumer lending business of FirstBank between 1998 and 2009, where he undertook the presidency of various of the Corporation’s subsidiaries, as follows: President of First Federal Finance Limited Liability Company d/b/a Money Express from 2000 to 2006; President of FirstBank Insurance Agency, Inc. from 2001 to 2006; and President of the Corporation’s subsidiary First Leasing & Rental Corp. from 1999 to June 2007. Previously, he was Vice President of Citibank, N.A., as Chief of Consumer Indirect Business & Mortgage, responsible for the wholesale and retail automobile financing and retail mortgage business from 1996 to 1998 and Vice President of Chase Manhattan Bank, N.A., as Operations and Technology Executive, responsible for banking operations and technology of the retail and corporate banking divisions for Puerto Rico and the Eastern Caribbean region from 1990 to 1996. Mr. Alemán currently serves as President of the Puerto Rico Bank’s Association since October 2023; he previously served from October 2019 to October 2021 and from 2011 to 2013. Since 2012, he has been a Director of the Latin America and Caribbean Advisory Board of MasterCard.

DIRECTOR QUALIFICATIONS:

• His roles as CEO of the Corporation since 2009, President and/or CEO of many of the Corporation’s subsidiaries from 1999 to 2014, and Chief Operating Officer of the Corporation from 2005 to 2009, have provided him extensive leadership and financial services industry experience. Under his tenure as CEO, he engineered the turnaround of the Corporation’s troubled financial institution subsidiary in a local economy that had by then produced three bank failures. In less than two years, he oversaw the creation of a strategic plan that resulted in the $520 million recapitalization of the Corporation in 2011, the second largest of its kind since the financial crisis in 2008. After the capital raise, Mr. Alemán’s leadership resulted in the transition of the organization from a defensive to an offensive posture and the timely execution of the Corporation’s strategic plan, which has produced major improvements in GAAP net income, deposit growth and composition, and asset quality. The Corporation’s return to profitability in 2012, ahead of market expectations, was accompanied by the strengthening of the franchise in the areas of product development, talent management, and employee engagement. Under Mr. Alemán’s direction, the Corporation participated in a novel transaction with one of its competitors to acquire Doral Bank in 2015, thus expanding the institution’s footprint and increasing its growth potential. In October 2020, under Mr. Aleman’s leadership, the Bank completed the acquisition of Banco Santander Puerto Rico, which has improved the Corporation’s scale and competitiveness in the Puerto Rico market, while enhancing its funding and risk profile. In recent years, under Mr. Alemán’s leadership, the Corporation has shown strong financial and operating performance despite challenges presented by the macroeconomic environment, including through the COVID-19 pandemic. Under Mr. Alemán’s direction, the Corporation has advanced its digital capabilities and process improvement initiatives aimed at supporting business goals and increasing efficiency across the Corporation.

• His career of more than 40 years in the financial services industry, which includes diverse positions in the areas of business administration, sales, credit and risk management, banking operations, and technology in institutions such as the Corporation, Citibank, and Chase Manhattan Bank, has given him a comprehensive understanding of the industry.

• In his roles as President, CEO and Chief Operating Officer of the Corporation and the Bank and through his prior experience as Vice President of Citibank, N.A. and Chase Manhattan Bank, N.A., Mr. Alemán gained extensive experience with financial services, consumer business, corporate business issues, risk management, operations, and technology.

16	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2026 Annual Meeting
Luz A. Crespo
DIRECTOR SINCE: February 2015 AGE: 67	EXPERTISE AND SKILLS
BACKGROUND

Director of the Corporation since February 2015. CEO of the Puerto Rico Science, Technology and Research Trust since March 2015, entity that in 2023 was designated as one of the thirty-one U.S. Economic Development Administration Tech Hub in Biosciences. Mrs. Luz A. Crespo is a retired General Manager of the Enterprise Business Division (Puerto Rico Manufacturing Operation-PRMO) of Hewlett-Packard Puerto Rico (“HP”) located in Aguadilla. Her tenure at HP lasted for 32 years, from 1981 to 2013. She is a member of the Industrial Engineering Honor Society, Alpha Pi Mu. Mrs. Crespo served as the President of the Puerto Rico Manufacturing Association (“PRMA”) from 2000 to 2002 and later served on the Nominating Committee of the Board of Directors of PRMA from 2003 to 2013. She was also a member of the Manufacturing Advisory Board during the incumbency of Governor Luis Fortuño from 2011 to 2013.

DIRECTOR QUALIFICATIONS:

• Her tenure of 32 years at HP provided significant leadership experience over an extended period of time. As part of her responsibilities, she provided supply chain support to operations in Europe (England, Germany, and the Czech Republic) and Mexico. In addition, Mrs. Crespo managed the Latin-American Unix operation where her responsibilities included sales, marketing, and total customer experience.

• Mrs. Crespo brings to the Corporation risk management expertise in the IT industry. Mrs. Crespo’s experience and expertise in IT-related matters provides the Board with valuable direction and input on IT-related risks and assists the Corporation in developing a more effective IT governance structure and cybersecurity oversight.

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	17

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2026 Annual Meeting
Tracey Dedrick
DIRECTOR SINCE: January 2019 AGE: 68	EXPERTISE AND SKILLS
BACKGROUND

Director of the Corporation since January 2019. Ms. Dedrick is a former Executive Vice President and Head of Enterprise Risk Management for Santander Holdings U.S., where she was responsible for enterprise risk, operational risk, and market risk for the Americas until her retirement in 2017. Prior to this role, Ms. Dedrick was Executive Vice President and Chief Risk Officer at Hudson City Bancorp from July 2011 until November 2015 and remained at its successor M&T Bank from November 2015 to February 2016. From January 2010 to February 2011, Ms. Dedrick served as the Treasurer of PineBridge Investments, an asset management company with $83 billion in assets under management. Prior to this, Ms. Dedrick was employed by MetLife, the largest insurance provider in the United States, where she served as Vice President and Assistant Treasurer from June 2001 until July 2004, Vice President and Head of Investor Relations from July 2004 until July 2007 and then served as the Senior Vice President and Head of Market Risk from July 2007 until September 2009. Ms. Dedrick is a member of the board of ISACA, a professional association focused on Information Security and IT governance, where she also served as Chair from June 2020 to June 2021. Ms. Dedrick currently serves as Vice Chair of the Audit and Risk Committee and the Governance and Nominating Committee of ISACA. In addition, from December 2022 to June 2023, Ms. Dedrick was named Interim CEO of ISACA. Ms. Dedrick served as a Lead Director of Sterling Bancorp (Nasdaq: SBT), from December 2020 to March 2025, where she served as chair of the Risk Committee and the Nominating and Corporate Governance Committee, as well as a member of the Ethics and Compliance Committee. Ms. Dedrick also served as a board member of Fieldpoint Private, a private wealth management firm, from January 2020 to December 2020.

DIRECTOR QUALIFICATIONS:

• She is a former financial service industry executive, with over 42 years of experience in a wide variety of management roles in areas such as risk management, compliance, treasury and investor relations, which provides the Board with valuable insight.

• As former Executive Vice President and Head of Enterprise Risk Management of Santander Holdings U.S., Ms. Dedrick brings to the Board valuable insight with respect to governance over enterprise risk management functions and other operational and market risk areas, such as information security and treasury functions.

• Her extensive knowledge of key risk areas, such as, market, liquidity, credit, operational, cybersecurity, IT, strategic, reputational, model and vendor/third party risks, consumer and commercial banking rules and regulations, including the Bank Secrecy Act and related anti-money laundering laws, unfair, deceptive or abusive acts or practices (“UDAAP”) under the Dodd-Frank Act and the Community Reinvestment Act, enhances the Board’s oversight of those areas.

18	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2026 Annual Meeting
Patricia M. Eaves
DIRECTOR SINCE: March 2021 AGE: 65	EXPERTISE AND SKILLS
BACKGROUND

Director of the Corporation since March 2021. Mrs. Eaves has over 35 years of experience in the telecommunications industry within the Caribbean, including Puerto Rico, U.S. Virgin Islands and British Virgin Islands. Prior to retiring in 2019, Mrs. Eaves served as the Chief Commercial Officer of Sprint Puerto Rico from 1995 to 2019, where she was responsible for marketing, sales, customer experience and financial growth. Mrs. Eaves has a consistent proven track record of growth, and successfully led organizations through innovation, strategic transformation and market expansion. From 1990 to 1994, Mrs. Eaves served as Director of sales and marketing for Sprint Puerto Rico, managing all sales and marketing strategies and executions including advertising, product, pricing and executing strategic sales plans, optimizing sales processes and building high performance teams. Mrs. Eaves financial acumen allows her to align sales initiatives with business objectives ensuring profitability and long-term success. Prior to joining Sprint Puerto Rico, Mrs. Eaves held various sales and marketing positions within the communications and media industry in Puerto Rico. Mrs. Eaves is also actively involved in various entrepreneur organizations, including non-profit organizations in Puerto Rico.

DIRECTOR QUALIFICATIONS:

• High-achieving executive with over 35 years of experience in various leadership roles in sales and marketing within Puerto Rico, which enables her to provide the Board with intricate knowledge and profound understanding of Puerto Rican consumers and their habits and motivations.

• Knowledge of the telecommunications and media industries in Puerto Rico obtained during her tenure at Sprint Puerto Rico and other media/communications firms.

• Experience in leading large teams to successfully reach and exceed goals, identifying operational efficiencies that impact the bottom line, and executing strategies to increase customer engagement and brand awareness.

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	19

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2026 Annual Meeting
Daniel E. Frye
DIRECTOR SINCE: August 2018 AGE: 70	EXPERTISE AND SKILLS
BACKGROUND

Director of the Corporation since August 2018. Mr. Frye is a former Special Advisor and Area Director of the FDIC, with over 43 years of experience in the banking industry. Prior to retiring in December 2016, Mr. Frye held various positions within the FDIC, including Bank Examiner, Regional Manager, Area Director and Special Advisor. From August 2014 to December 2016, Mr. Frye served as Special Advisor at the FDIC. From 2002 to August 2014, he served as Area Director of the FDIC’s Boston Area Office, where he directed the risk management supervisory activities for the six New England states. For approximately two years during this timeframe, he also served as acting Regional Director for the FDIC’s New York Region, with responsibility for both risk management and consumer protection supervisory programs. Mr. Frye has served as an independent director of privately held Shinhan Bank America since April 2017.

DIRECTOR QUALIFICATIONS:

• His extensive experience as a former Bank Examiner, Regional Manager, Area Director and Special Advisor of the FDIC, with over 40 years of experience in a wide variety of roles requiring risk management and financial expertise, enables him to provide the Board with valuable insight into the financial services industry and in key areas of leadership, risk management and financial reporting.

• His extensive experience overseeing risk management and financial functions at the FDIC enables him to assist the Corporation in ensuring that it is properly identifying, measuring, monitoring, reporting, analyzing and controlling or mitigating risk.

20	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2026 Annual Meeting
John A. Heffern
DIRECTOR SINCE: October 2017 AGE: 63	EXPERTISE AND SKILLS
BACKGROUND

Director of the Corporation since October 2017. Since January 2023, Co-President, Portfolio Manager and Member of the Investment Committee of Princeton Capital Management LLC, a registered investment advisor firm. Prior to joining Princeton Captial Management LLC, Mr. Heffem was a Portfolio Manager at Mendon Capital Advisers Corp., an asset manager firm in bank equities, from November 2021 through December 2022. Mr. Heffern is also the Founder of KCA/Princeton Advisors, LLC (“KCA”), a private investment firm, and has served as its Principal since January 2017. Prior to founding KCA, Mr. Heffern was a Managing Partner/Senior Portfolio Manager at Chartwell Investment Partners from 2005 to 2016, where he managed the firm’s growth investing strategies for institutional separate account clients and as subadvisor, led mutual fund companies with multi-manager strategies in the areas of domestic small cap growth and mid cap growth equities. From 1997 to 2005, he served as a Senior Vice President and Senior Portfolio Manager with the growth investing group at Delaware Investment Advisers, and in 2001, he co-founded the Delaware American Services Fund, a mutual fund specializing in banking and non-banking financial companies, as well as non-financial service companies. From 1994 to 1997, he served as a Senior Vice President/Senior Equity Analyst at NatWest Securities Limited, Research Division, covering banks and specialty financial services companies. From 1988 to 1994, Mr. Heffern was a Principal and Senior Equity Analyst at Alex. Brown & Sons, Inc, Research Division, where he specialized in U.S. banks and thrifts. Mr. Heffern served from May 2016 through September 2018 on the Board of Trustees of the Princeton Junior School, where he chaired its Development Committee and was a member of its Finance Committee. Since 2019, he has been member of the Finance Committee of the Church of St. Ann in Laurence, NJ, and from 2019 to 2023, he was a member of the Board of Trustees of Laurence Cemetery Company.

DIRECTOR QUALIFICATIONS:

• Experience with financial services companies and risk management expertise obtained as a Managing Partner/Senior Portfolio Manager at Chartwell Investment Partners, where he analyzed and monitored substantial investment positions, enables him to provide the Board with valuable insights regarding investment strategies.

• More than 35 years of finance, banking and managerial experience and expertise in evaluating companies’ strategies, operations and risks gained through his work in the investment management industry enables him to provide the Board with valuable insights.

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	21

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2026 Annual Meeting
Roberto R. Herencia
DIRECTOR AND CHAIR SINCE: October 2011 AGE: 65 OTHER CURRENT PUBLIC BOARDS: Banner Corporation Byline BanCorp	EXPERTISE AND SKILLS
BACKGROUND

Director of the Corporation and Chair of the Board since October 2011. President and CEO of BXM Holdings, an investment fund specializing in community bank investments, since October 2010. Mr. Herencia is a founder, and served as independent director and Chair of the Board of Directors, of Byline Bancorp (NYSE:BY) and its subsidiary bank, Byline Bank, since 2013, and effective February 2021, assumed the role of CEO of Byline Bancorp. Between 2009 and 2010, Mr. Herencia served as President and CEO of Midwest Banc Holdings, Inc. and its subsidiary Midwest Bank and Trust. Previously, he spent 17 years with Popular, Inc. (Nasdaq: BPOP) as its Executive Vice President and President of Popular, Inc.’s subsidiary, Banco Popular North America. Prior to joining Popular Inc., Mr. Herencia spent 10 years with The First National Bank of Chicago, now a part of J.P. Morgan Chase (NYSE: JPM), in a variety of roles, including Deputy Senior Credit Officer and Head of the Emerging Markets Division.
Mr. Herencia has served as Chair of the Board of Directors of Byline BanCorp and as Executive Chair of Byline Bank, the subsidiary bank of Byline Bancorp, since June 2013. In May 2022, Mr. Herencia was appointed as Chair of the Board of Directors of Banner Corporation (Nasdaq: BANR) and its subsidiary Banner Bank, where he has served as an independent director since March 2016. Mr. Herencia served on the Board of Directors of the Development Finance Corporation (DFC), an agency of the U.S. Government, following confirmation by the U.S. Senate in 2011 and re-nomination in April 2013 until the end of his tenure in November 2019. Mr. Herencia served from December 2010 to September 2015 as an independent director of privately held SKBHC Holdings LLC and its two subsidiary banks, AmericanWest Bank and First National Bank of Starbuck. Between 2003 and 2007, Mr. Herencia was a member of the Board of Directors of The ServiceMaster Company (NYSE: SVM), where he served as Chair of its Audit and Finance Committee.
Mr. Herencia is a Trustee of DePaul University and the Northwestern Memorial Foundation in Chicago. He serves on the Board of Directors of Junior Achievement of Chicago, Polk Brothers Foundation, and Christian Brothers Investment Services.

DIRECTOR QUALIFICATIONS:

• He is a financial services industry executive, consultant and leader with over 40 years of broad experience in all aspects of the banking industry in the U.S., including senior roles in diverse banking segments, including corporate, commercial, small business, problem asset restructuring and retail banking, which provides the Board with valuable insight in the areas of leadership, strategic planning and relationship banking.

• His vast experience in the financial institutions industry, as evidenced by his positions as CEO of a publicly traded community bank, head of emerging markets at a major domestic and international bank, and consultant to regulators, has provided him with extensive experience in complex and distressed turnaround efforts, mergers, and acquisitions. This experience benefits the Board’s ability to assess issues relating to regulatory compliance and risk management.

• His experience and designation as a financial expert and chair of the audit committee of a publicly traded company and his role in various other audit committees of private companies enhance the Board’s understanding of complex financial matters and understanding of governance matters.

• Corporate business knowledge, leadership abilities and risk management capabilities obtained from Mr. Herencia’s experience as President and CEO enhance the Board’s understanding of the responsibilities and challenges of public companies.

22	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Proposal No.1—Election of Directors | Nominees Standing for Election as Directors for Terms Expiring at the 2026 Annual Meeting
Félix M. Villamil
DIRECTOR SINCE: October 2020 AGE: 63	EXPERTISE AND SKILLS
BACKGROUND

Director of the Corporation since October 2020. Since 2017, Mr. Villamil has been a member of the Board of Directors of V. Suárez & Company, a privately owned corporation and one of Puerto Rico’s largest distributors in the beverage, food, household goods, and personal care segments, where he is a member of the Audit Committee and Information Technology Committee. Since 2010, Mr. Villamil has served as a member of the Board of Trustees of the Sacred Heart University, where he served as Chair of the Governance Committee, and, before that, as Vice Chair of the Board of Trustees and Chair of the Audit Committee. From 2004 until his retirement in 2013, Mr. Villamil held various positions within Evertec, Inc. (NYSE: EVTC), including CEO and Director from September 2010 to February 2012, and Vice Chair from 2012 to 2013. As CEO and Director of Evertec, Inc., Mr. Villamil managed the overall business strategy, including overseeing Evertec Inc.’s growth from a division within Popular, Inc., to an independent player in the payments processing sector. From 1990 to 2004, Mr. Villamil was employed by Banco Popular de Puerto Rico, holding various positions, including Executive Vice President of the operations group, and Senior Vice President of the retail group, the credit risk management division, and general auditor. Mr. Villamil also served as a member of the Board of Directors of Santander BanCorp and Banco Santander Puerto Rico from 2018 to September 2020. During his tenure as a Director of Santander BanCorp and Banco Santander Puerto Rico, Mr. Villamil served as a member of the Risk Committee and Audit Committee. Mr. Villamil is also actively involved in several non-profit organizations in Puerto Rico.

DIRECTOR QUALIFICATIONS:

• Leadership and director experience attained from having held multiple positions, including as a director of Evertec, Inc., Santander Bancorp and Banco Santander Puerto Rico, enables him to assist the Board with its oversight responsibilities.

• His role as CEO of Evertec, Inc. from 2010 to 2012, and other executive and senior management positions, has provided him extensive leadership experiences within the financial services and technology industries.

• His career of more than 35 years in the financial services and technology industries, which includes diverse positions in business operations, credit risk, internal audit, and technology at institutions such as Evertec, Inc. and Banco Popular de Puerto Rico, has given him a comprehensive understanding of these industries and the Puerto Rico market.

REQUIRED VOTE
To be elected, each director must receive the affirmative vote of a majority of the outstanding shares represented in person or by proxy at the meeting and entitled to vote on the election of directors.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board Unanimously Recommends that You Vote FOR the Election of Each Director Nominee.

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	23

Information About Executive Officers Who Are Not Directors
INFORMATION ABOUT EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
The executive officers of the Corporation and FirstBank, other than our President and CEO, are listed below. The Corporation’s Amended and Restated By-laws provide that each officer shall be elected annually at the first meeting of the Board after the annual meeting of stockholders and that each officer shall hold office until his or her successor has been duly elected and qualified or until his or her death, resignation, or removal from office.
Sara Alvarez-Cabrero, 49
Executive Vice President and General Counsel

Executive Vice President and General Counsel since May 2021. Secretary of the Board of Directors of First BanCorp and FirstBank Puerto Rico since July 2020, Senior Vice President and Assistant General Counsel from July 2014 to July 2020, and Assistant Secretary of the Board of Directors of First BanCorp and FirstBank Puerto Rico from September 2007 to July 2020. Additionally, Ms. Alvarez currently serves on the Board of Managers of the Corporation’s subsidiaries: FB Private Equity Fund, LLC, and FB Opportunity Zone Fund LLC, a wholly owned subsidiary of FB Private Equity Fund LLC. Ms. Alvarez is a Certified Public Accountant and attorney with over 25 years of combined work experience in accounting, tax advisory, and specialized legal issues related to banking, corporate affairs and governance, securities law, litigation strategy and corporate transactions. Ms. Alvarez joined First BanCorp in 2003 as a Certified Public Accountant and Tax Manager within the Financial Reporting Unit. Throughout her career at First BanCorp, she has held various positions within the Legal and Finance units, including Corporate Affairs Officer and Assistant Comptroller. Ms. Alvarez obtained her Juris Doctor in 2005. Prior to joining First BanCorp, Ms. Alvarez worked at Ernst & Young LLP from 1998 to 2003 as a tax specialist. Since 2024, Ms. Alvarez has served in the Board of Directors of Agenda Ciudadana, a non-profit organization in Puerto Rico that plays a crucial role in promoting democratic participation and citizen engagement.

Orlando Berges, 67
Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer since August 2009. Interim Chief Accounting Officer from February 2020 to October 2021. Over 40 years of experience in the financial, administration, public accounting and business sectors. Mr. Berges served as Executive Vice President of Administration of Banco Popular de Puerto Rico, a subsidiary of Popular, Inc., from May 2004 to May 2009, where he was responsible for supervising the finance, operations, real estate, and administrative functions in both the Puerto Rico and U.S. markets; Regional Manager of a branch network of Banco Popular de Puerto Rico from October 2001 to April 2004, and Executive Vice President and Chief Financial, Operations and Administration Officer of Popular, Inc.’s subsidiary Banco Popular North America from January 1998 to September 2001. Mr. Berges is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Puerto Rico Society of Certified Public Accountants. He serves on the Board of Managers of the Corporation’s subsidiaries First Federal Finance Limited Liability Company d/b/a Money Express, First Management of Puerto Rico, L.L.C., FirstBank Insurance Agency, LLC, FB Private Equity Fund LLC, and FB Opportunity Zone Fund LLC; and on the Board of Directors of FirstBank Overseas Corp. He was a director of the Corporation’s subsidiary First Mortgage, Inc. from August 2009 to December 2014.

Lilian Díaz-Bento, 58
Executive Vice President and Business Group Director

Executive Vice President and Business Group Director since May 2021, responsible for Retail Banking (Branches Network in PR and USVI), Small Business, Commercial Transaction Banking and Prime Banking. Mrs. Díaz has over 35 years of experience working in the Puerto Rico banking industry with areas of expertise such as business development (corporate and retail), relationship management, deal making, corporate and retail lending, credit structuring, cash management and product development. Prior to joining First BanCorp, Mrs. Díaz served as Deputy Director of Corporate Banking, Director of Institutional Banking, Director of Corporate and Institutional Banking and Director of Corporate & Retail Banking in Banco Santander Puerto Rico from 2003 to 2020. Mrs. Diaz also worked as Account Manager, Senior Account Manager and Vice-President of Commercial Banking Center at Scotiabank de Puerto Rico from 1994 to 2003, and as Management Trainee, Credit Officer and Relationship Manager at the Commercial

24	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Information About Executive Officers Who Are Not Directors

Finance Division of The First National Bank of Boston from 1988 to 1994.

Donald Kafka, 65
Executive Vice President and Chief Operating Officer

Executive Vice President and Chief Operating Officer since January 2015. Mr. Kafka is a seasoned executive with over 40 years of financial services experience in the United States, Latin America and Asia, with diverse positions in institutions such as Banesco International Corp, First Southern Bancorp and Citibank. From 2012 to the first quarter of 2014, Mr. Kafka was the General Manager for Banesco International Corp., a corporation which offers a wide range of banking, payments solutions and insurance financial services and products. In 2003, Mr. Kafka joined Florida-based First Southern Bancorp, an institution that provided banking products and services through its First Southern Bank franchise. Mr. Kafka served as First Southern Bancorp’s Chief Investment Officer from 2010 to 2012, and its Chief Operating Officer and Chief Financial Officer from 2003 to 2010. Mr. Kafka began his professional career with Citibank where, during his 20-year tenure from 1982 to 2002, he held multiple domestic and international executive management positions, including Chief Operating Officer of the company’s Florida-based Consumer Latin America North Division and President of the retail businesses in Venezuela and Thailand. As the Chief Operating Officer of the Consumer Latin America North Division, he directed strategic planning, business development, financial management and day-to-day operations, interacting with specialized regional functional and product support areas since December 2022.

Jose M. Lacasa, 45
Executive Vice President and Florida Business Director

Executive Vice President and Florida Business Director since October 2021. Senior Vice President and Corporate Banking Director from 2015 to 2021, and Vice President of Corporate Banking from 2013 to 2015. Mr. Lacasa has a career of more than 21 years in various senior executive roles within the financial services industry, including senior vice president roles within corporate and commercial banking, investment banking and treasury management. Prior to joining First BanCorp in 2013, Mr. Lacasa held senior executive positions at other financial institutions, domestic and foreign, for more than 11 years. He previously worked for Bankia from 2005 to 2012, where he served in various roles including being the Credit Risk Officer for the North America and Latin-American regions and Vice President of Corporate Banking at the Miami International Branch. Before joining Bankia, he worked with Banca Nazionale del Lavoro in the Corporate Banking and the Capital Markets Departments in their London Office, where he lived before relocating to Madrid, Spain. Mr. Lacasa serves in leadership roles in various South Florida civic organizations, including serving as President at the South Florida Banking Institute, a board member of the Center of Financial Training, the Board of Governors of the Greater Miami Chamber of Commerce, and the Beacon Council Finance Committee.

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	25

Information About Executive Officers Who Are Not Directors
Ginoris López-Lay, 56
Executive Vice President and Strategic Management Director

Executive Vice President since March 2010. As Director of Strategic Management and Retail Banking, Ms. López-Lay is responsible for leading the Corporation’s strategic planning process. In addition, she leads all marketing, digital and internal communication teams in Puerto Rico and provides oversight of the Florida and Eastern Caribbean region in terms of branding strategy and marketing investment effectiveness. She also heads the retail banking, small business segment, and digital & electronic banking businesses in Puerto Rico. Ms. López-Lay joined First BanCorp in 2006 as Senior Vice President of the Retail Financial Services Division and established the Strategic Planning Department. Prior to that, she worked at Banco Popular as Senior Vice-President and Manager of the Strategic Planning and Marketing Division from 1996 to 2005. She has served throughout the years in various non-profit organizations in various capacities, including the Center for the New Economy from 2001 to 2018 and comPRometidos in 2014. She has also been advisor to various corporations, non-profit organizations and government initiatives, including: Advisor to the Board of Trustees of the Sacred Heart University from 2003 to 2004, member of the Advisory Committee to the Governor for Small Business Financing from 2011 to 2012 and member of the Advisory Board of MMM Healthcare, LLC from 2013 to 2016. Currently, she is a member of the Board of Directors of the Boys & Girls Club and the Board of Directors of Espacios Abiertos. In 2023, she was named to the Board of Directors of Junte Boricua, an economic development initiative led by GFR Media in partnership with the Government of Puerto Rico government and the private sector to invite visitors from the Puerto Rican diaspora during the Spring/Summer of 2024 to visit the Island. Also, in 2023, she was appointed to the Mastercard Latin America Tech Council. Ms. López-Lay has a Bachelor of Arts degree in Economics from the University of Pennsylvania and a Master of Business Administration from the University of Michigan.

T. Michael McDonald, 63
Executive Vice President and Business Group Director

Executive Vice President and Business Group Director since September 2012. Mr. McDonald has a career of more than 40 years in various senior executive roles within the financial services industry, including roles within asset management, investment banking and commercial banking. Prior to joining the Corporation, Mr. McDonald served as President and CEO of Popular Securities from 2007 to September 2012, and as Senior Vice President of Corporate Finance and Advisory Services of Banco Popular from 2003 to 2007. Mr. McDonald also served as Co-Head of Investment Banking at Citibank, N.A./Salomon Smith Barney from 1992 to 2003; as Director of Corporate Finance in Shawmut National Corporation in Boston, Massachusetts from 1988 to 1992; and as Corporate Lending Officer—Latin America Division in The Chase Manhattan Bank, N.A in Puerto Rico from 1983 to 1986. Mr. McDonald is a FINRA-registered Series 24 general securities principal and holds a Series 7 securities license.

Cassan Pancham, 64
Executive Vice President and Business Group Executive

Executive Vice President and Business Group Executive since October 2005. Mr. Pancham is a seasoned executive with over 35 years of experience in various senior executive roles within the financial services industry. As Business Group Executive, Mr. Pancham oversees Mortgage Banking, FirstBank Insurance Agency LLC and the Eastern Caribbean Region. Mr. Pancham serves on the Board of Managers of the Corporation’s subsidiary FirstBank Insurance Agency LLC. Prior to joining the Corporation, Mr. Pancham served as Vice President and General Manager of JP Morgan Chase Eastern Caribbean Region Banking Group from 1999 through October 2002 and held various other management positions in Chase Manhattan Bank Caribbean business units beginning in 1985. Mr. Pancham was formerly a member of the Governing Board of Directors of the Virgin Islands Port Authority beginning in June 2007 and Chair of its Board from January 2008 to January 2011.

26	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Information About Executive Officers Who Are Not Directors
Juan Carlos Pavía, 44
Executive Vice President and Chief Credit Officer

Executive Vice President and Chief Credit Officer since May 2021. Senior Vice President and Chief Credit Risk Officer from 2014 to 2021. Additionally, Mr. Pavía currently serves on the Board of Managers of the Corporation’s subsidiaries: FB Private Equity Fund, LLC, and FB Opportunity Zone Fund LLC, a wholly owned subsidiary of FB Private Equity Fund, LLC. Mr. Pavía has over 15 years of experience within the banking industry, including roles within the credit risk, current expected credit losses (CECL), workout, operations and asset-based lending areas. Most recently, Mr. Pavia was responsible for the Bank’s adoption of CECL and integration of Santander’s commercial business. Prior to joining First BanCorp, Mr. Pavia held various leadership positions at other financial institutions in Puerto Rico and in the Government of Puerto Rico. Mr. Pavía obtained his bachelor’s degree in business administration from The George Washington University in 2003. Mr. Pavia served as a member of the Board of Directors of the Caribbean Tennis Association in 2005. Since December 2022, Mr. Pavia serves on the Board of Directors of the CAP Foundation, a non-profit organization in Puerto Rico that works on ensuring the wellbeing of young oncology patients in Puerto Rico.

Carlos Power, 63
Executive Vice President and Consumer Lending Business Executive

Executive Vice President of Consumer Lending Business since 2007, responsible for Consumer Banking, Auto/Leasing Finance, Collections, First Federal Finance Limited Liability Company, d/b/a Money Express and the Credit Cards business. Mr. Power has over 30 years of experience at FirstBank, which has included the following positions: Senior Vice President and Consumer Lending Business Director from 2007 to 2013; Senior Vice President and President of First Federal Finance Limited Liability Company d/b/a Money Express from 2000 to 2007; Vice President of Auto Finance Operations from 1990 to 2000; and Accounting Officer in Consumer Lending Business from 1986 to 1989. Mr. Power serves on the Board of Managers of the Corporation’s subsidiary First Federal Finance Limited Liability Company d/b/a Money Express.

Nayda Rivera, 51
Executive Vice President, Chief Consumer Officer and Chief of Staff

Executive Vice President since January 2008. Chief Consumer Officer and Chief of Staff since April 2025, responsible for Mortgage Banking, Unsecured Consumer Lending, Auto/Leasing Finance, Collections, and Insurance lines of business. Chief Risk Officer from April 2006 to March 2025. Senior Vice President from July 2002 to January 2008. General Auditor from July 2002 through April 2006. Prior to joining First BanCorp, Mrs. Rivera spent six years at PricewaterhouseCoopers, LLC, auditing public and private companies. Mrs. Rivera is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Puerto Rico Society of Certified Public Accountants. She is also a Certified Internal Auditor and is certified in financial forensics. Mrs. Rivera has over 25 years of combined work experience in public company, auditing, accounting, financial reporting, internal controls, corporate governance, risk management and regulatory compliance. She served as a member of the Board of Trustees of the Bayamón Central University from January 2005 to January 2006. She has also been a director of the Corporation’s subsidiary FirstBank Overseas Corp. since October 2009, serves on the Board of Managers of the FB Private Equity Fund, LLC and FB Opportunity Zone Fund LLC, and is Trustee of the FirstBank Puerto Rico 401k Plan. She was a director of non-profit organization Juan Domingo en Acción from 2015 to October 2019 and has been a director of non-profit organization United Way de Puerto Rico Inc. since 2015.

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	27

CORPORATE GOVERNANCE AND RELATED MATTERS
Our Board believes that high standards of corporate governance are an essential component of strengthening our corporate culture and embedding our institutional values in our day-to-day business operations. Each year the Governance Committee considers developments in corporate governance and, to the extent necessary, recommends to the Board modifications to our Corporate Governance Guidelines and Principles to protect and enhance stockholder value and to establish principles as to how the Board, its various committees, individual directors, and management should perform their functions.
KEY CORPORATE GOVERNANCE PRACTICES

DIRECTOR INDEPENDENCE

The Corporation’s Corporate Governance Guidelines and Principles provide that at least a substantial majority of the Board shall be composed of independent directors who meet the requirements for independence established in the Corporation’s Independence Principles for Directors of First BanCorp. (the “Independence Principles”), which, at a minimum, meet those requirements established by the New York Stock Exchange (the “NYSE”) and the SEC. Presently, all of our non-management directors (eight of our nine directors) are independent in accordance with the aforementioned standards. Mr. Alemán is the only employee director and, as such, is not considered independent.

MAJORITY VOTING IN DIRECTOR ELECTIONS

Directors are elected by the affirmative vote of a majority of the shares represented at the annual meeting. An incumbent director not elected by the affirmative vote of a majority of the shares represented at the annual meeting must tender his or her resignation to the Board.

INDEPENDENT CHAIR OF THE BOARD

We currently have an independent chair separate from the CEO. The Board firmly supports having an independent director in a board leadership position at all times. Accordingly, our Corporate Governance Guidelines and Principles provide that, if we do not have an independent chair, the Board must elect a lead independent director.

BOARD OVERSIGHT OF RISK MANAGEMENT

The Board has a significant role in risk oversight. The Board performs its risk oversight function directly, as well as through several Board committees, each of which oversees the management of risks that fall within its areas of responsibility.

SUCCESSION PLANNING

The Governance Committee reviews the Corporation’s talent management and succession plan, which includes succession planning for all executive officer positions, the oversight of talent development, and interim succession plans for the CEO in the event of an unexpected occurrence.

DIRECTOR RETIREMENT

The Corporation’s Corporate Governance Guidelines and Principles provide that directors may not stand for election to the Board after age 70, unless otherwise waived by the Board on a case-by-case basis.

STOCK OWNERSHIP GUIDELINES

The Board believes that appropriate stock ownership by directors and executive officers further aligns their interests with those of our stockholders. Under the Director Stock Ownership Guidelines, as amended on March 24, 2022 (the “Director Stock Ownership Guidelines”), non-management directors are expected to own Common Stock having a market value equivalent to four times his or her Annual Retainer (as defined in this Proxy Statement). Directors are required to achieve the ownership goal within five years after the Board’s adoption of the amended Director Stock Guidelines or the director’s initial appointment to the Board, whichever is later. Under the Executive Stock Ownership Policy, as amended on December 21, 2022 (the “Executive Stock Ownership Policy”), our CEO is expected to acquire and hold Common Stock having a value of a minimum of five times his or her annual base salary, and other executive officers are expected to acquire and hold Common Stock having a value of a minimum of two times his or her annual base salary. The CEO and executive officers are required to satisfy these ownership guidelines within five years after the executive’s appointment. As of the date of this Proxy Statement, all of our directors and executive officers are currently in compliance with the Director Stock Ownership Guidelines and the Executive Stock Ownership Policy, as applicable.

28	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Corporate Governance and Related Matters | General

RESTRICTIONS ON PLEDGING AND HEDGING TRANSACTIONS

The Corporation’s directors and executive officers are prohibited from (i) pledging the Corporation’s securities as collateral for loans and (ii) selling the Corporation’s securities “short,” trading in the Corporation’s securities in or through a margin account, or otherwise engaging in hedging transactions or speculative or short-term trading of the Corporation’s securities. Our policy concerning hedging and pledging of the Corporation’s securities only applies to directors and executive officers of the Corporation and not to our general employee population.

INSIDER TRADING POLICY

The Corporation’s insider trading policy governs the purchase, sale and other disposition of its securities by directors, executive officers, employees and contractors, as well as by the Corporation itself. The Corporation believes these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. A copy of the Corporation’s insider trading policy was filed as Exhibit 19.1 to its Annual Report on Form 10-K for the year ended December 31, 2024.

ANNUAL BOARD AND COMMITTEE SELF-ASSESSMENTS

The Board and each committee conduct annual self-evaluations to determine whether they are functioning effectively. In addition, Board members perform individual director self and peer assessments, which enables directors to reflect on their own performance, receive feedback from peers, and identify areas for improvement.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS
The Corporation’s independent directors regularly hold executive sessions without the Corporation’s management present after Board meetings.

PARTICIPATION ON OTHER BOARDS

Prior to accepting an invitation to serve on the board of another company or a not-for-profit organization, a director must notify the Chair of the Governance Committee of his or her interest in accepting any such invitation. The Governance Committee will evaluate and advise the Board whether, by reason of business or competitive considerations, the Governance Committee believes that simultaneous service on the other board may impede the director’s ability to fulfill his or her responsibilities to the Corporation.

GENERAL
Our Board regularly reviews the Corporation’s corporate governance program, taking into account best practices, recent developments and the requirements of applicable laws and regulations. The following discussion summarizes various corporate governance matters, including director independence, board and committee structure, function and composition, committee charters, and corporate governance policies and procedures.

Key Corporate Governance Documents

Please visit our Investor Relations website at www.fbpinvestor.com, under “Governance – Corporate Governance” to view our corporate governance policies and procedures and committee charters. Our stockholders may obtain printed copies of these documents, without charge, by writing to Sara Alvarez, Secretary of the Board, at:

First BanCorp,
1519 Ponce de León Avenue,
San Juan, Puerto Rico 00908

•
Corporate Governance Guidelines and Principles

•
Charters of each of the Corporation’s standing Board Committees

•
Code of Ethical Conduct

•
Code of Ethics for CEO and Senior Financial Officers

•
Independence Principles

CODES OF ETHICS
Our Code of Ethics for CEO and Senior Financial Officers (the “Code”) states the principles to which senior financial officers must adhere in order to act in a manner consistent with the highest moral and ethical standards. The Code imposes a duty to avoid conflicts of interest and comply with the laws and regulations that apply to the Corporation and its subsidiaries, among other matters. The Code applies to each officer of the Corporation or its affiliates having any or all of the responsibilities and/or authority generally held by persons with the following titles, regardless of the officer’s formal title: the president, the chief executive officer, the chief financial officer, the chief accounting officer, the controller, the treasurer, the tax manager, the general counsel, the general auditor, any assistant general counsel responsible for finance matters, any assistant controller and any regional or
Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	29

Corporate Governance and Related Matters | Independence of the Board of Directors and Director Nominees
business unit financial officer. Only the Board or the Audit Committee may grant waivers from compliance with the Code. Any waiver of any part of the Code will be promptly disclosed to stockholders on our website at www.1firstbank.com. Neither the Board nor the Audit Committee received any requests for waivers under the Code in 2024 or through April 8, 2025.
Our Code of Ethical Conduct, which applies to all employees and all directors of the Corporation and all of its subsidiaries, is designed to maintain a high ethical culture in the Corporation. The Code of Ethical Conduct addresses, among other matters, conflicts of interest, operational norms, and confidentiality of our and our customers’ information. We require that all new employees take Code of Ethical Conduct training shortly after they are hired in addition to the related annual training we provide to all employees. In addition, all employees must certify annually that they have reviewed the Code of Ethical Conduct.
INDEPENDENCE OF THE BOARD OF DIRECTORS AND DIRECTOR NOMINEES
The Board annually evaluates the independence of its members based on the criteria for determining independence identified by the NYSE, the SEC, and our Independence Principles. Our Corporate Governance Guidelines and Principles require that a majority of the Board be composed of directors who meet the requirements for independence established in our Independence Principles, which incorporate the independence requirements established by the NYSE and the SEC. The Board has concluded that the Corporation has a majority of independent directors. The Board has determined that Mses. Luz A. Crespo, Tracey Dedrick and Patricia M. Eaves and Messrs. Juan Acosta Reboyras, Daniel E. Frye, John A. Heffern, Roberto R. Herencia and Félix M. Villamil are independent under the Independence Principles, taking into account the matters discussed under “Certain Transactions and Related Person Transactions” section in this Proxy Statement. Mr. Aurelio Alemán, our President and CEO, is not considered to be independent as he is an employee of the Corporation. Our Corporate Governance Guidelines and Principles require that the independent directors conduct regularly scheduled executive sessions at least twice a year. The independent directors generally meet in executive sessions without management present following Board meetings, with our independent Chair Mr. Roberto Herencia presiding at such sessions.
30	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Corporate Governance and Related Matters | Board Leadership Structure
BOARD LEADERSHIP STRUCTURE
We currently have an independent Chair separate from the CEO, who is empowered with, and exercises robust and well-defined duties and responsibilities, as detailed in the table below. The Board believes it is important to maintain flexibility in its board leadership structure and, historically, has had in place different leadership structures, depending on our needs at the time. Nevertheless, the Board firmly supports having an independent director in a board leadership position at all times. Accordingly, our Board adopted and maintains corporate governance policies that provide that, if we do not have an independent chair, the Board must elect a lead independent director, having similar duties to an independent chair, including leading the executive sessions of the non-management directors at Board meetings. Having an independent chair or lead director enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. The independent chair or lead director also serves as a liaison between the Board and senior management. Our Board has determined that the current structure, an independent chair separate from the CEO, is the most appropriate structure at this time. Following are the duties and responsibilities of our Chair of the Board:

Well-defined duties and responsibilities of our Chairman
Board leadership	Board culture
• Presiding at all meetings of our Board, including at executive sessions of the independent directors • Calling meetings of the independent directors, as appropriate
•
Serving as a liaison between the CEO and executive management and independent directors

•
Establishing a close relationship and trust with the CEO, providing advice and feedback from our Board, while respecting executive responsibility

•
Acting as a “sounding board” and advisor to the CEO

Board focus and corporate governance	Board performance and development

•
Board focus: in consultation with our Board and executive management, providing that our Board focuses on key issues and tasks facing us, and on topics of interest to the Board

•
Corporate governance: assisting our Board, the Governance Committee, and management in complying with our Corporate Governance Guidelines and Principles and promoting corporate governance best practices

•
CEO performance review and succession planning: working with our Governance Committee, Compensation and Benefits Committee (“Compensation Committee”) and members of our Board, contributing to the annual performance review of the CEO and participating in CEO and other critical/key positions succession planning

•
Board performance: together with the other members of our Board, promoting the efficient and effective performance and functioning of our Board

•
Board evaluation: consulting with the Governance Committee on our Board’s and committees’ self-assessment

•
Director development: through one-on-one feedback, providing guidance on the ongoing development of directors

•
Director assessment and nomination: With our
Governance Committee and CEO, consulting on the identification and evaluation of director candidates’ qualifications and leading recruitment efforts for new directors; consulting on committee memberships and committee chairs

Board meetings	Stockholders and other stakeholders

•
In coordination with other members of our Board, approving meeting schedules to provide for sufficient time for discussion of all agenda items

•
In coordination with the CEO, providing guidance as to the meeting agendas for our Board

•
Advising the CEO and management of the informational needs of our Board

•
Developing topics for and leading discussion of executive sessions of our Board

•
Being available for consultation and direct communication, to the extent requested, by major stockholders

•
Having regular communication with primary bank regulators (with or without management present) to discuss the appropriateness of our Board’s oversight of management and our company

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	31

Corporate Governance and Related Matters | Board Qualifications and Experience
BOARD QUALIFICATIONS AND EXPERIENCE
The Governance Committee, through the Policy Regarding Selection of Directors, considers experience, skills, backgrounds, and other criteria that could assist the Board in light of the Board’s composition at the time. The Board understands the benefits of having directors with a wide range of experiences and perspectives is essential in maintaining an inclusive workplace and a competitive advantage. The Board believes that a board of directors that reflects a wide range of backgrounds will make good use of differences in the skills, regional and industry experience, background, and other distinctions between Directors. All Board appointments are made on merit, in the context of the skills, experience, independence and knowledge that the Board as a whole requires to be effective.
The following summarizes statistics of the director nominees of our Board:

32	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Corporate Governance and Related Matters | Board Self-Assessment
The Board believes that a complementary balance of knowledge, experience and capability will best serve the Corporation and its stockholders. The table below summarizes the types of experience, qualifications, attributes and skills the Board believes to be desirable because of their particular relevance to the company’s business and structure. In order to attribute various skills, experience levels and other characteristics of the director nominees, the Corporation has followed both objective and subjective criteria, striving first to use objective criteria for each category based on information collected from each director nominee and providing each director nominee an opportunity to comment on their assigned attributes for potential revision. While all of these factors were considered by the Board with respect to each director nominee, the following table does not encompass all the experience, qualifications, attributes or skills of our director nominees. More information on each director nominee’s qualifications and background is included in the director nominee biographies beginning on page 13.

BOARD SELF-ASSESSMENT
The Board conducts an annual self-assessment aimed at improving its performance. As part of such assessment, each director completes a written questionnaire that is designed to gather recommendations for improving Board effectiveness and solicit feedback on a wide range of issues, including:
•	Board and committee composition, structure and operations;
•	Board dynamics and standards of conduct;
•	adequacy of materials and information provided;
•	communication with management; and
•	Board effectiveness and accountability.
Each of the six standing Board committees also conducts its own written annual self-assessment, which generally includes issues such as:
•	responsibilities and organization of the committee, including adequacy of its charter;
•	operations of the committee;
•	adequacy of materials and information provided; and
•	assessment of the committee’s performance.
Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	33

Corporate Governance and Related Matters | Board’s Role in Risk Oversight
Responses to the Board and committee self-assessments, including written comments, are tabulated. In order to promote openness and transparency, responses are not attributed to individual directors. The Board and committee self-assessment reports are discussed by the Governance Committee. Subsequently, the Chair of the Governance Committee leads a discussion of the self-assessment reports with the full Board, which may then implement any necessary improvements.
In addition to the Board’s self-assessment, each year all directors, including the Board’s Chair, complete a peer-assessment questionnaire, which includes written comments. Furthermore, the peer-assessment is complemented with feedback provided by executive management. Responses, including written comments, are tabulated and are not attributed to individual directors or members of executive management in order to promote openness and transparency. Subsequently, the Chair of the Board leads one-on-one discussions with each director in order to provide feedback of their performance throughout the year and provide guidance for continuous development.
BOARD’S ROLE IN RISK OVERSIGHT
The Board oversees our enterprise risk management framework through the Risk Committee, Audit Committee, Credit Committee, Asset/Liability Committee, and Compensation Committee. The Trust Committee at the Bank level was dissolved in December 2024 and its responsibilities assumed by the Audit Committee. Each one of the Board-designated committees has a distinct charter and role within the governance and risk management hierarchy of the Corporation. The charters, which are posted on our website, define the roles and responsibilities of each committee, including the responsibility for risk oversight, and specify relationships among the committees, the Board and management.
The Risk Committee assists the Board in its oversight of the management of the Corporation’s company-wide risk management framework. The Risk Committee’s role is one of oversight, recognizing that management is responsible for designing, implementing, and maintaining an effective risk management framework. The Risk Committee’s duties and responsibilities are further detailed below under the Risk Committee section. The other risk management committees oversee similar risk management frameworks within each of their respective areas of responsibility.
The Board’s role is to oversee the Corporation’s risk management efforts through its committees, recognizing that management is responsible for executing our risk management policies. The Board has the ultimate responsibility for defining the Corporation’s risk tolerances. In performing this function, the Board receives periodic reports from the Board-designated committees and different members of senior management. Senior management is responsible for implementing the Corporation’s risk management strategies in such a way as to appropriately limit the risks the Corporation takes and ensure that the Corporation’s employees comply with policies and procedures and all applicable laws and regulations.
BOARD’S ROLE IN CYBERSECURITY AND INFORMATION SECURITY RISK
Our Board recognizes the importance of maintaining the trust and confidence of our customers, clients, and employees. The Board, through its Risk Committee, devotes significant time and attention to data and systems protections, including cybersecurity and information security risk, and the Risk Committee provides oversight of management’s efforts to address cybersecurity risks and respond to cyber incidents. The Risk Committee receives regular reports and engages in discussions throughout the year on the effectiveness of the Corporation’s overall cybersecurity program, including its inherent risks, the road map for addressing these risks and the Corporation’s progress in doing so. At least on a quarterly basis, the Risk Committee discusses cybersecurity and information security risks with our Chief Operations Officer and Corporate Security Officer. Board members receive contemporaneous reporting on significant cyber events, including response, legal obligations, and outreach to regulators, and provide guidance to management as appropriate.
Furthermore, the Risk Committee annually reviews and approves the Corporate Information Security Program, which establishes the Bank’s overall vision, direction, and governance to protect the confidentiality, integrity and availability of customer information and is intended to prevent unauthorized access by unauthorized personnel, according to regulatory guidelines and industry security best practices. The Risk Committee also reviews on an annual basis the status of the security safeguards the Corporation has in place to protect the non-public personal information of our customers, in accordance with the Gramm-Leach-Bliley Act. Our employees receive comprehensive training annually on responsible information security, data security and cybersecurity practices and how to protect data against cyber threats.
BOARD MEETINGS
The Board is responsible for directing and overseeing the business and affairs of the Corporation. The Board represents the Corporation’s stockholders, and its primary purpose is to build long-term stockholder value. The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Corporation and to act on matters that require Board approval. It also holds special meetings when an important matter requires Board action between regularly scheduled meetings. The Board met nine times during fiscal year 2024. Each of the current members of the Board participated in 100% of the Board meetings held during fiscal year 2024 while such person was a director.
34	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Corporate Governance and Related Matters | Board Attendance at Annual Meetings
BOARD ATTENDANCE AT ANNUAL MEETINGS
While we have not adopted a formal policy with respect to directors’ attendance at annual meetings of stockholders, we encourage our directors to attend such meetings. All of the then-current nine members of the Board, Directors Juan Acosta Reboyras, Aurelio Alemán, Luz A. Crespo, Tracey Dedrick, Patricia M. Eaves, Daniel E. Frye, John A. Heffern, Roberto R. Herencia and Félix M. Villamil attended the 2024 Annual Meeting of Stockholders.
DIRECTOR COMMITMENTS
In accordance with our Corporate Governance Guidelines and Principles, our Board believes that in addition to directors possessing the skills and judgment to perform their functions, they should have the ability to devote sufficient time and attention necessary to fulfill their duties and responsibilities. The Board and the Governance Committee consider whether the directors and nominees for director have sufficient time and attention to devote to Board duties, including whether a director may be “overboarded,” which is a term used to refer to a situation where a director serves on an excessive number of boards.
Our Board strongly believes that each of our directors has demonstrated the ability to devote sufficient time and attention to fulfill his or her duties and responsibilities as Board members.
While our chair, Roberto Herencia, has not been deemed overboarded by proxy advisory firms, we want to ensure we provide context as to his commitment to continue serving as Chair of the Board. Currently, Chair Herencia serves on the board of directors of two other public companies: Banner Corporation and Byline Bancorp. After careful consideration, our Board strongly believes that Chair Herencia’s outside board and other commitments do not limit his ability to devote sufficient time and attention to his duties as chair of the Corporation’s Board. Additionally, the Board believes that his services with other public companies do not, and will not, negatively impact his service on our Board. The Governance Committee and our Board determined that Chair Herencia has demonstrated, and continues to demonstrate, his ability to fulfill his responsibilities as Chair of the Board for the following reasons:
•
Chair Herencia is a highly engaged and high performing director, as evidenced by his impeccable record of meeting preparation and attendance. Since his appointment in 2011, Chairman Herencia has participated in 100% of Board meetings, and 99% of committee meetings for committees of which he is a member. His attendance record is evidence of his commitment and engagement with the Corporation.

•
Chair Herencia actively participates in the discussions at the Board and committees’ meetings, including providing valuable and constructive feedback from a strategic, financial, risk and reputational perspective. Chair Herencia’s insightful questions and comments contribute significantly to discussions, as well as decision-making processes, in which he is actively involved.

•	Chair Herencia appropriately engages with management, other Board members and regulators outside of the meetings of the Board and its committees.
•
Chair Herencia’s vast experience in the financial industry, including overseeing and managing a bank through a financial crisis and through macro level financial industry challenges, has been critical to the identification and attraction of both the managerial talent and Board members who currently serve the Corporation. Chair Herencia also possesses vast experience and expertise in mergers and acquisitions, including integration activities, which provided valuable expertise through the integration process of the acquisition of Banco Santander Puerto Rico (the “Acquired Operations”).

•
As a Puerto Rico-born individual, and former Puerto Rico banking executive, Chair Herencia has extensive knowledge about our customers and competitors. In addition, being fully bilingual in both English and Spanish gives Chair Herencia the ability to interact at all levels within the Corporation and the Puerto Rico community, and with other key stakeholders.

•
Chair Herencia’s experience with other boards of directors of other public companies that are also financial institutions benefits us given that it provides him with additional insights and experience that enhances his value to our Board.

•
Chair Herencia has received interlock exemptions from federal regulators to serve as director of all three public companies without a term limit. These approvals are an affirmation by regulators of Chair Herencia’s ability and commitment to serve well in all three entities and the value he adds to each of them, considering his expertise, knowledge and experience.

•	Chair Herencia has assured our Board that he continues to be committed to serving our Board and devoting the time and attention that his duties and responsibilities require.
BOARD’S CONTINUING EDUCATION
The Corporation encourages directors to participate in continuing education programs, in order to ensure they maintain the skills and knowledge necessary to meet their obligations and oversight responsibilities as board members. To assist the Board with its duties, committee responsibilities and understanding of other important developments impacting our business, the Corporation, through the Office of the Secretary of the Board, provides external and internal training, educational opportunities, seminars
Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	35

Corporate Governance and Related Matters | Communications With the Board
and/or workshops. The continuing education program includes presentations focusing on industry, regulatory and governance topics, as well as presentations from various lines of our business on emerging issues and strategic initiatives to provide our directors with the opportunity to expand their understanding of FirstBank’s business operations and activities.
COMMUNICATIONS WITH THE BOARD
Stockholders or other interested parties who wish to communicate with the Board may do so by writing to the Chair of the Board in care of the Office of the Secretary of the Board at the Corporation’s headquarters, 1519 Ponce de León Avenue, San Juan, Puerto Rico 00908. Communications may also be made by contacting Sara Alvarez, Secretary of the Board, by e-mail at sara.alvarez@firstbankpr.com or by telephone at 787-729-8041. Such communications may be addressed specifically to the entire Board, non-management directors or the Chair. Concerns may also be communicated to the Board by calling the Hotline, also known as “Protejo lo de Uno,” at the toll-free telephone number 1-800-780-9526 or by emailing thenetwork@firstbankpr.com. Communications relating to accounting, internal accounting controls, or auditing matters will be referred to the Chair of the Audit Committee. Depending upon the nature of other concerns, they may be referred to our Corporate Internal Audit Department, the Legal Department, or Finance Department, or any other appropriate department or the Board. As they deem necessary or appropriate, the Chair of the Board or the Chair of the Audit Committee may direct that those concerns communicated to them be presented to the entire Board or the Audit Committee, or that such concerns receive special treatment, including through the retention of outside counsel or other outside advisors.
DIRECTOR STOCK OWNERSHIP GUIDELINES
The Board believes that appropriate stock ownership by directors further aligns their interests with those of our stockholders. Under the Director Stock Ownership Guidelines, which were amended by the Corporation in March 2022, non-management directors are expected to hold an investment position in our Common Stock having a market value equivalent to four times his or her Annual Retainer. Directors are expected to achieve the ownership goal within five years after the Board’s adoption of the amended Director Stock Ownership Guidelines or the director’s initial appointment to the Board, whichever is later. The Director Stock Ownership Guidelines are administered by the Governance Committee. The Governance Committee may recommend changes to the Director Stock Ownership Guidelines to the Board, and the Board may at any time approve amendments or modifications to such guidelines. In the event of extenuating circumstances that preclude a director from complying with the Director Stock Ownership Guidelines, such as when complying with the guidelines places a severe hardship on the director or the director is precluded from purchasing Common Stock due to trading restrictions imposed by the Corporation, the Governance Committee may waive compliance with the Director Stock Ownership Guidelines for a period of time. As of the date of the filing of this Proxy Statement, all directors are in compliance with the Director Stock Ownership Guidelines.
CORPORATE SUSTAINABILITY OVERVIEW
At First BanCorp, our commitment to corporate sustainability is rooted in our longstanding mission to invest in our people, support our communities, and provide an excellent banking experience for our customers. We believe these principles are essential to delivering long-term value to our stakeholders. Our corporate responsibility and sustainability initiatives reflect our broader purpose, encompassing investments in communities, innovative technologies, and a steadfast commitment to responsible business practices and sound governance.
Since formally launching our corporate sustainability journey in 2021, we have continued to integrate sustainability considerations into our business strategy, building on the Corporation’s core values, including our dedication to being a socially responsible company. We recognize the role we play as a community partner in the regions where we operate and remain committed to driving a positive impact on society, the economy and the environment.
To support this commitment, we established a Corporate Sustainability framework that defines our sustainability approach and governance structure. In 2024, we further strengthened our corporate sustainability program by refining our disclosures and publishing our annual Corporate Sustainability Report (the “2024 Report”) in July 2024. The 2024 Report provides transparency on key sustainability topics, including governance and leadership, oversight, business ethics and compliance, responsible marketing and sales practices, data security and cyber risk management, our people and community impact, and environmental stewardship. As we continue to evolve our approach, we remain focused on embedding sustainability within our operations to support long-term growth and resilience. To learn more about the Corporation’s commitment to sustainability, please visit https://www.1firstbank.com/pr/en/about-us/social-responsibility. The information contained in our corporate sustainability reports and on our website is not incorporated by reference into this Proxy Statement or considered to be a part of this document.
36	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Corporate Governance and Related Matters | Corporate Sustainability Overview
Corporate Sustainability Governance
The Board and executive leadership team oversee First BanCorp’s corporate sustainability strategy and practices. The Governance Committee, as outlined in its charter, holds primary responsibility for supervising corporate sustainability policies, practices, and disclosures. Other Board committees also play a role in sustainability oversight, particularly in areas related to risk and cybersecurity management, human capital management, and credit risk management.
As part of the governance structure established under First BanCorp’s Sustainability Policy, which was approved by the Board in 2022, responsibility for the day-to-day management of corporate sustainability initiatives has been delegated to a management-level Corporate Sustainability Committee. This committee is composed of leaders from key functional areas, including Human Resources, Enterprise Risk Management, Strategic Planning and Investor Relations, Legal and Corporate Internal Audit. The Corporate Sustainability Committee is responsible for aligning annual priorities and initiatives, setting and monitoring long-term objectives, and overseeing the annual reporting process on sustainability-related topics. Regular updates from the committee are provided to the Governance Committee to ensure ongoing oversight and alignment with First BanCorp’s corporate sustainability strategy and business objectives.
Corporate Sustainability Highlights

ENVIRONMENTAL STEWARDSHIP

We are committed to advancing environmental practices that reduce the impact of our operations and that continue maximizing our efforts to enhance environmental residence.
•	Continued with our second year of Rescate Costero, an initiative to mitigate coastal erosion. In 2024, we planted over 8,500 trees in nine coastal municipalities in Puerto Rico.
•
Maintained our recycling program focused on organic residues and single stream plastic recycling. By incorporating these measures, the Corporation aims to minimize waste generation and contribute to a more circular economy.

•
Continued with our Corporate Social Responsibility Program, One with the Environment, which promotes ecological conservation and natural resources protection, focusing on reforestation, recycling, and energy management.

•	Through our cell-phone recycling program, Dona tu Celu, we successfully recycled over 1,331 cell-phones, reinforcing our commitment to responsible waste management.
•	Distributed a Corporate Sustainability Assessment to our third-party vendors to better understand climate and social related risks in our supply chain.

SOCIAL IMPACT

We are dedicated to fostering a culture of respect, trust and collaboration, where employees are supported in their growth and innovation, while delivering outstanding customer experience and contributing to the well-being of the communities we serve.
Human Capital
•	We increased our total compensation investments by 8% for all employees, reflecting enhancements, including cumulative compensation adjustments of more than $15 million between 2023 and 2024.
•	Enhanced our employee wellness offerings by introducing chiropractic services, ergo breaks, focus breaks, and Yoga and Pilates classes, promoting overall well-being and work-life balance.
Talent Management and Engagement
•
We believe talent management and engagement is an essential component of our business. We aim to attract, develop and retain high-performing talent with a range of backgrounds and experiences, which allows us to better serve the communities in which we do business. We believe in an inclusive work culture in which individual differences and experiences are valued and all employees have the opportunity to contribute and thrive. We hold voluntary roundtable sessions with our employees in all our regions as part of our initiative to expand our inclusive work culture.

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Corporate Governance and Related Matters | Board Committees
Community Investment and Financial Inclusion
•	Contributed over $1.3 million, and our employees donated approximately 2,600 volunteer hours to support 39 not-for-profits across the regions in which we operate.
•	Originated approximately 1,268 CRA-related loans under $1 million, for a total of approximately $154 million.
•	A total of 66 CRA-qualified community development loans were granted for a total of approximately $780 million across all regions.
•	The Corporation’s employees provided 306 financial literacy workshops, assisting more than 6,496 individuals of all ages in enhancing their financial skills.
BOARD COMMITTEES
The Board has the following six standing committees: the Audit Committee, the Compensation Committee, the Governance Committee, the Asset/Liability Committee, the Credit Committee, and the Risk Committee. In addition, from time to time and as it deems appropriate, the Board may also establish ad-hoc committees, which are created to address a particular subject or matter. In December 2024, the Board determined to dissolve the Trust Committee at the Bank level. The roles of the Trust Committee were assumed by the Audit Committee. The functions of the standing committees, their current members and the number of meetings held during 2024 are set forth below. Each of the current members of the Board participated in at least 75% of the total number of meetings held by the committees of the Board on which he or she served during fiscal year 2024.
The following table identifies the current members of the standing committees of the Board:

Name of Director	Compensation & Benefits Committee	Corporate Governance & Nominating Committee	Asset/ Liability Committee	Credit Committee	Risk Committee	Audit Committee
Juan Acosta Reboyras	•				•
Aurelio Alemán			•	•
Luz A. Crespo	•				•	•
Tracey Dedrick			•
Patricia M. Eaves	•	•
Daniel E. Frye					•	•
John A. Heffern			•		•	•
Roberto R. Herencia		•	•	•	•
Félix M. Villamil				•		•

  = Chair • = Member
38	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Corporate Governance and Related Matters | Compensation Committee
COMPENSATION AND BENEFITS COMMITTEE
The Compensation Committee’s charter provides that the committee is to be composed of a minimum of three directors, all of whom meet the independence criteria established by the NYSE and our Independence Principles. Each member of the committee meets the applicable independence requirements, including the enhanced independence requirements adopted by the NYSE as a result of the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Compensation Committee is responsible for the oversight of our compensation policies and practices, including the evaluation and recommendation to the Board of the salaries and incentive compensation programs for the executive officers and key employees of the Corporation. The Compensation Committee’s charter describes the following responsibilities and duties of the committee, among others:
•
Annually review and approve the goals and objectives related to compensation of the CEO and other executive officers, as well as the various elements of the compensation paid to the executive officers.

•
Evaluate the performance of the CEO and the other executive officers in light of the agreed upon goals and objectives and recommend to the Board for its approval the compensation level of the CEO and the other executive officers based on such evaluation.

•
Annually review and recommend to the Board for its approval the salaries, short-term incentive awards (including cash incentives) and long-term incentive awards (including equity-based incentive plans) of the CEO, the other executive officers and selected senior executives. The CEO may make recommendations regarding his or her compensation but does not participate in establishing and may not be present during voting or deliberations on his or her compensation.

•
Evaluate and recommend to the Board for its approval severance arrangements, employment contracts, any change-in-control provisions affecting any element of compensation and any supplemental compensation or benefits for executive officers and selected senior executives.

•	Review and discuss with management the Corporation’s Compensation Discussion and Analysis disclosure for inclusion in the Corporation’s annual meeting proxy statement.
•	Review the Corporation’s incentive plans to ensure that such compensation programs and incentives are not reasonably likely to create a material risk to the Corporation.
•
Select a compensation consultant, legal counsel or other advisor to the committee only after taking into consideration all factors relevant to that person’s independence from management, including the following:

a.	any other services provided to the Corporation by the compensation consultant, legal counsel or other advisor or their employer;
b.
the amount of fees paid by the Corporation to the compensation consultant, legal counsel or other advisor or their employer, including as a percentage of the total revenue of the compensation consultant, legal counsel or other advisor or their employer;

c.	the policies and procedures of the compensation consultant, legal counsel or other advisor or their employer that are designed to prevent conflicts of interest;
d.
any business or personal relationship between the compensation consultant, legal counsel or other advisor or their employer with a member of the committee or with an executive officer of the Corporation; and

e.	any stock of the Corporation owned by the compensation consultant, legal counsel or other advisor.
•	Be responsible for the appointment, compensation and oversight of the work of any compensation consultant, independent legal counsel or other advisor retained by the committee.
•	Produce the annual Compensation Committee Report for inclusion in the Corporation’s proxy statement in compliance with the rules and regulations promulgated by the SEC.
•
Oversee the Corporation’s compliance with SEC rules and regulations regarding stockholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and the requirement under NYSE rules that, with limited exceptions, stockholders approve equity compensation plans.

•	Carry out such other duties that may be delegated to it by the Board from time to time.
•	Provide input on human capital matters such as talent management and employee engagement.
•	Make regular reports to the Board.
The Compensation Committee met four times during fiscal year 2024.
Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	39

Corporate Governance and Related Matters | Corporate Governance and Nominating Committee
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
The Governance Committee’s charter provides that the committee is to be composed of a minimum of three directors, all of whom meet the independence criteria established by the NYSE and our Independence Principles. Each member of the committee meets the applicable independence requirements.
The responsibilities and duties of the committee include, among others, the following:
•	Annually review and make any appropriate recommendations to the Board for further developments and modifications to the Corporate Governance Guidelines and Principles.
•	Develop and recommend to the Board the criteria for Board membership.
•
Identify, screen and review individuals qualified to serve as directors, including those recommended by stockholders, consistent with qualifications or criteria approved by the Board (including evaluation of incumbent directors for potential re-nomination), and recommend to the Board candidates for (i) nomination for election or re-election by the stockholders, and (ii) any Board vacancies that are to be filled by the Board.

•
Review annually the relationships between directors, the Corporation and members of management and recommend to the Board whether each director qualifies as “independent” based on the criteria for determining independence identified by the NYSE and our Independence Principles.

•
As vacancies or new positions occur, recommend to the Board the appointment of members to the standing committees and the committee chairs and review annually the membership of the committees, taking into account both the desirability of periodic rotation of committee members and the benefits of continuity and experience in committee service.

•	Recommend to the Board on an annual basis, or as a vacancy occurs, one member of the Board to serve as Chairperson (who also may be the CEO).
•
Evaluate and advise the Board whether the committee believes that service by a director on the board of another company or a not-for-profit organization might impede the director’s ability to fulfill his or her responsibilities to the Corporation.

•	Coordinate and oversee the annual self-evaluation of the role and performance of the Board, its committees, and management in the governance of the Corporation.
•	Review in accordance with the Corporation’s policy approval processes our Insider Trading Policy to ensure continued compliance with applicable legal standards and best practices.
•	Develop, with the assistance of management, programs for director orientation and continuing director education.
•	Direct and oversee our executive succession plan, including succession planning for all executive officer positions and interim succession plans for the CEO in the event of an unexpected occurrence.
•
Consistent with the foregoing, take such actions as it deems necessary to encourage continuous improvement of, and foster adherence to, our corporate governance policies, procedures and practices at all levels and perform other corporate governance oversight functions as requested by the Board.

•
Review the overall adequacy of, and provide oversight with respect to, the Corporation’s sustainability and ESG risk management, strategy, policies, and reporting practices, and receive updates from the Corporation’s management responsible for significant ESG and sustainability activities.

The Governance Committee met three times during fiscal year 2024.
Identifying and Evaluating Nominees for Directors
The Board, acting through the Governance Committee, is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a board. The Governance Committee regularly reviews the composition of the Board, the Board’s performance, and the input of stockholders and other key constituencies. The Governance Committee looks for certain characteristics common to all Board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service. In addition, the Governance Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts. These individual qualities can include experience in our industry, technical experience, leadership experience and relevant geographical experience. In fulfilling these responsibilities regarding Board membership, the Board has adopted the Policy Regarding the Selection of Directors, which sets forth the Governance Committee’s responsibility with respect to the identification and recommendation to the Board of qualified candidates for Board membership, which is to be based primarily on the criteria listed below, as well as the extent to which the interplay of the candidate’s attributes with those of other Board members will yield a Board that is effective, collegial and responsive to the needs of the Corporation:
•	Judgment, character, integrity, expertise, skills and knowledge useful to the oversight of our business;
40	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Corporate Governance and Related Matters | Asset/Liability Committee
•	Different perspectives, background, experiences, and demographics; and
•	Business or other relevant experience.
The Governance Committee gives appropriate consideration to candidates for Board membership recommended by stockholders and evaluates such candidates in the same manner as candidates identified by the committee. Candidate recommendations, along with the type of biographical information required for board nominees, should be submitted to the Secretary of the Board at First BanCorp., at P.O. Box 9146, San Juan, Puerto Rico 00908-0146. In addition to considering candidates for Board membership recommended by stockholders, the Governance Committee may use outside consultants to assist it in identifying candidates for Board membership.
The Governance Committee is also responsible for initially assessing whether a candidate would be an “independent” director under the requirements for independence established by the NYSE and in our Independence Principles for Directors and applicable rules and regulations. The Board, taking into consideration the recommendations of the Governance Committee, is ultimately responsible for selecting the nominees for election to the Board by the stockholders and for appointing directors to the Board to fill vacancies, with primary emphasis on the criteria set forth above. The Board, taking into consideration the initial assessment of the Governance Committee, also makes a determination as to whether a nominee or appointee would be an independent director.
Succession Planning
The Board recognizes that one of its most important duties is to ensure senior leadership continuity by overseeing the development of executive talent and planning for the efficient succession of the CEO and other executive officers. The Board has delegated primary responsibility for succession planning to the Governance Committee. The Governance Committee reviews the Corporation’s talent management and succession plan on a regular basis. Doing so involves the planning and management of future talent succession plans, matching the organization’s available talent to its future needs and anticipated organizational gaps and developing succession plans for certain identified key positions. The principal components of the succession plan are: (1) a proposed plan for emergency CEO succession; (2) a proposed plan for CEO succession in the ordinary course of business; and (3) the CEO’s plan for management succession for certain identified key positions. The succession plan includes an assessment of the experience, performance, skills, and planned career paths for possible candidates within the senior management team.
ASSET/LIABILITY COMMITTEE
The Asset/Liability Committee’s charter provides that the committee is to be composed of a minimum of three directors who meet the independence criteria established by the NYSE and our Independence Principles, as well as our CEO, CFO, Treasurer and Chief Risk Officer. Each non-management member of this Committee meets the applicable independence requirements.
Under the terms of its charter, the Asset/Liability Committee assists the Board in its oversight of the Corporation’s asset and liability management policies (the “ALM”) relating to (i) funds management, (ii) investment management, (iii) liquidity, (iv) interest rate risk management, and (v) the use of derivatives. In doing so, the committee’s primary functions involve:
•	The establishment of a process to enable the identification, assessment, and management of risks that could affect the Corporation’s ALM;
•	The identification of the Corporation’s risk tolerance levels for yield maximization related to its ALM; and
•	The evaluation of the adequacy, effectiveness and compliance with the Corporation’s risk management process related to the Corporation’s ALM, including management’s role in that process.
The Asset/Liability Committee met four times during fiscal year 2024.
CREDIT COMMITTEE
The Credit Committee’s charter provides that this committee is to be composed of a minimum of three directors who meet the independence criteria established by the NYSE and our Independence Principles, as well as our CEO and Chief Credit Officer. Each non-management member of this committee meets the applicable independence requirements.
Under the terms of its charter, the Credit Committee assists the Board in its oversight of the Corporation’s policies related to all aspects of the Corporation’s lending function and credit risk management (“Credit Management”). The purpose of the committee is to review the quality of the Corporation’s credit portfolio and the trends affecting that portfolio; to oversee the effectiveness and administration of credit-related policies; to approve loans, as required by the lending authorities; and to report to the Board regarding Credit Management.
The Credit Committee met eleven times during fiscal year 2024.
Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	41

Corporate Governance and Related Matters | Risk Committee
RISK COMMITTEE
The Risk Committee assists the Board in its oversight of the Corporation’s management of its company-wide risk management framework. The Risk Committee’s charter provides that it shall be composed of at least three directors of the Board, all of whom meet the independence criteria established by the NYSE and our Independence Principles. Risk Committee members also include the Chair of the Credit Committee, Audit Committee, and Asset/Liability Committee. In addition, the charter states that at least one member will qualify as a “risk management expert” as such term is defined under applicable rules promulgated under Section 165 of the Dodd-Frank Act. The committee considers the experience of the designated member with risk management expertise, including, for example, background in risk management or oversight applicable to the size and complexity of the organization’s activities, attitude toward risk, and leadership capabilities. Each member must have an understanding of risk management and expertise commensurate with the Corporation’s size, complexity and capital structure.
The responsibilities and duties of the Risk Committee include, among others, the following:
•	Review and recommend to the Board the criteria establishing the Corporation’s risk tolerance and risk profile.
•
Review and discuss management’s assessment of the Corporation’s aggregate enterprise-wide profile and the alignment of the Corporation’s risk profile with the Corporation’s strategic plan, goals, and objectives.

•
Review and approve the risk management infrastructure and the critical risk management policies adopted by the organization, including the charter of the Corporation’s Executive Risk Management Committee at the management level.

•
Oversee the strategies, policies, procedures and systems established by management (which, in some cases, may be subject to the review and approval by another committee of the Board) to identify, assess, measure and manage the major risks facing the Corporation, which may include an overview of the Corporation’s credit risk, operational risk, compliance risk, information technology risk, interest rate risk, liquidity risk, market risk, reputational risk, and capital and model risk.

•	Oversee management’s activities with respect to stress testing.
•
Oversee the governance of model risk through periodic review of the Corporation’s model risk profile and model validation schedule, as well as reports covering the results of the validation of key models with discussions of key assumptions as appropriate.

•
Receive reports from management and, if appropriate, other Board committees discussing the Corporation’s policies and procedures regarding the Corporation’s adherence to risk limits and its established risk tolerance and risk profile and selected risk topics as management or the Committee deems appropriate from time to time.

•	Establish guidelines for reporting and escalating risk issues. Discuss the guidelines with management to establish the risk reporting format, required content and frequency of collection and review.
•	Review and discuss with management risk assessments for new products and services.
•	Review and discuss with management significant regulatory reports of the Corporation and its subsidiaries related to the enterprise risks and remediation plans related to such enterprise risks.
•
Review and assess the effectiveness of the Corporation’s enterprise-wide risk assessment processes and recommend improvements, where appropriate, as well as review and address, as appropriate, management’s corrective actions for deficiencies that arise with respect to the effectiveness of such programs.

•
Review and discuss with management compliance with laws and regulations at the corporate and consumer protection level and assess the steps management has taken to minimize any risk in the compliance function, and review and discuss with management the Corporation’s policies with respect to compliance risk.

•	Assess annually the Corporation’s institutional insurance programs.
•
Review periodically the scope and effectiveness of the Corporation’s regulatory compliance policies and programs, including the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of non-compliance.

•	Ensure that the Corporation’s Chief Risk Officer has sufficient stature, authority, and seniority within the Corporation and is independent from individual business units within the Corporation.
•
Review the appointment, performance, and replacement of the Chief Risk Officer, including through annual discussions with management with respect to the Chief Risk Officer’s performance evaluations and changes to his/her compensation.

•	As determined by the committee, meet in separate executive sessions.
•	Oversee the Corporation’s loan review program.
•	Carry out such other duties that may be delegated by the Board from time to time.
The Risk Committee met nine times during fiscal year 2024.
42	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Corporate Governance and Related Matters | Audit Committee
AUDIT COMMITTEE
The Audit Committee charter provides that this committee shall be composed of at least three directors, all of whom meet the independence criteria established by the NYSE, the SEC, and our Independence Principles.
As set forth in the Audit Committee’s charter, the Audit Committee represents and assists the Board in fulfilling its responsibility to oversee management regarding: (i) the conduct and integrity of our financial reporting to any governmental or regulatory body, stockholders, other users of our financial reports and the public; (ii) the performance of our internal audit function; (iii) our system of internal control over financial reporting and disclosure controls and procedures; (iv) the qualifications, engagement, compensation, independence and performance of our independent auditors, their annual audit of our financial statements and their engagement to provide any other services (including the pre-approval of any audit-related and permitted non-audit services, such as permissible tax services and services related to internal control over financial reporting, to be provided by our independent auditors); (v) legal matters; (vi) the application of our Related Person Transaction Policy as established by the Board and as discussed below; (vii) the application of our codes of business conduct and ethics as established by management and the Board; (viii) the preparation of the audit committee report required to be included in our annual meeting proxy statement by the rules of the SEC; and (ix) the proper exercise of FirstBank’s fiduciary powers and review of the activities of the Trust Department.
Each member of the Audit Committee meets the applicable independence requirements and is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Juan Acosta Reboyras, Chair of the Audit Committee since March 16, 2016, is an audit committee financial expert, as defined by Item 407(d)(5) of Regulation S-K. For a brief description of Mr. Juan Acosta Reboyra’s relevant experience, please refer to “Information With Respect To Nominees Standing For Election As Directors And With Respect To Executive Officers Of The Corporation,” above.
The Audit Committee met seventeen times during fiscal year 2024. The Trust Committee, whose responsibilities have been absorbed by the Audit Committee effective December 2024, met four times during fiscal year 2024.
Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	43

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The Board or the Audit Committee reviews and approves, rejects or ratifies, as necessary, all transactions and relationships in which the Corporation and any of its directors, director nominees, executive officers, security holders who are known to the Corporation to own of record or beneficially more than 5% of the Corporation’s Common Stock (a “principal stockholder”) and any immediate family member of any of the foregoing persons (each, a “related person”) has an interest. Our Corporate Governance Guidelines and Principles and Code require our directors, executive officers, and principal financial officers to report to the Board or the Audit Committee any situation that could be perceived as a conflict of interest. In addition, applicable law and regulations require that all loans or extensions of credit to executive officers and directors be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. Pursuant to Regulation O adopted by the Fed, any extension of credit to an executive officer, director, or principal stockholder, including any related interest of such persons (collectively, an “Insider”), must be approved in advance by a majority of the Board, excluding the interested party, if such extension, when aggregated with all other loans or lines of credit to that Insider, exceeds (in any case) $500,000.
The Corporation’s written Related Person Transaction Policy (the “Policy”) further addresses the reporting, review and approval or ratification of transactions with a related person. The Policy is not designed to prohibit all related person transactions; rather, it is to provide for timely internal reporting and appropriate review, approval, ratification or rejection, oversight, and public disclosure, when required, of such transactions.
For purposes of the Policy, a “related person transaction” is a transaction or arrangement or series of transactions or arrangements in which the Corporation participates (whether or not the Corporation is a party), the amount involved exceeds $120,000, and a related person has a direct or indirect material interest in such transaction or arrangement. A related person’s interest in a transaction or arrangement is deemed to be material to such person unless it is clearly incidental in nature or the Board or Audit Committee determines it is immaterial to such person in accordance with guidelines established by the Policy. A transaction in which any subsidiary of the Corporation or any other company controlled by the Corporation participates shall be considered a transaction in which the Corporation participates.
Examples of related person transactions generally include sales, purchases or other transfers of real or personal property, use of property and equipment by lease or otherwise, services received or furnished, the borrowing and lending of funds, guarantees of loans or other undertakings and the employment by the Corporation of an immediate family member of a director, executive officer or principal stockholder or a change in the terms or conditions of employment of such an individual that is material to such individual. However, the Policy contains a list of categories of transactions that will not be considered related person transactions or that are considered immaterial for purposes of the Policy given their nature, size and/or degree of significance to the Corporation and, therefore, need not be taken to the Audit Committee for their review and approval, ratification, or rejection.
Any related person who intends to enter into a related person transaction is required to disclose that intention and all material facts with respect to such transaction to the General Counsel. Additionally, any officer or employee of the Corporation who intends to cause the Corporation to knowingly enter into any related person transaction must disclose that intention and all material facts with respect to the transaction to his or her superior, who is responsible for reporting such information to the General Counsel. The General Counsel is responsible for determining whether a transaction may meet the requirements of a related person transaction requiring review under the Policy by independent directors of the Board or the Audit Committee, and, upon such determination, must report the material facts respecting the transaction and the related person’s interest in such transaction to the Board or the Audit Committee for review and approval, ratification or rejection. Any related party transaction in which the General Counsel has a direct or indirect interest is evaluated directly by the Audit Committee. If a member of the Audit Committee has an interest in a related person transaction and the number of Audit Committee members available to review and approve the transaction is less than two members after such committee member recuses himself or herself from consideration of the transaction, the transaction must instead be reviewed by an ad hoc committee of at least two independent directors designated by the Board.
The Audit Committee has the authority to (i) within the guidelines of the Policy, determine categories of related person transactions that are immaterial and not required to be individually reported to, reviewed by, and/or approved, ratified or rejected by the Audit Committee and (ii) approve in advance categories of related person transactions that need not be individually reported to, reviewed by, and/or approved, ratified or rejected by the Audit Committee but may instead be reported to and reviewed by the Audit Committee collectively on a periodic basis, which must be at least annually. In addition, the Audit Committee may delegate to the Corporation’s CEO, Chief Risk Officer, and General Counsel, acting collectively, its authority to review, approve or ratify specified related person transactions or categories of related person transactions when the Audit Committee determines that such action is warranted.
The Audit Committee must notify the Board on a quarterly basis of all related person transactions considered by the Audit Committee. Annually, the Audit Committee (or its delegate) must review any previously approved or ratified related person transaction that is continuing (unless the amount involved in the uncompleted portion of the transaction is less than $120,000) and determine, based on the then-existing facts and circumstances, including the Corporation’s existing contractual or other obligations, if it is in the best interests of the Corporation and its stockholders to continue, modify or terminate the transaction.
44	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Certain Relationships and Related Person Transactions | Certain Relationships and Related Person Transactions
Certain Relationships and Related Person Transactions
In connection with considering a related person transaction, the Audit Committee (or its delegate), in its judgment, must consider, in light of the relevant facts and circumstances, whether or not the transaction is in or not inconsistent with, the best interests of the Corporation and its stockholders.
During fiscal year 2024, there were no related person transactions that involved an amount exceeding $120,000, nor are there any such proposed transactions. While certain related persons were customers of and had transactions with the Corporation and/or its subsidiaries during fiscal year 2024, all such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time they were made for comparable transactions with persons not related to the Corporation, and did not involve more than the normal risk of collectability or present other unfavorable features.
Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	45

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2024, the following current directors were members of the Compensation Committee: Juan Acosta Reboyras, Luz A. Crespo, Patricia M. Eaves, and Roberto R. Herencia. During fiscal year 2024, no executive officer of the Corporation served on any board of directors or compensation committee of any entity whose board or management included any person who served on the Corporation’s Board or on the Compensation Committee.
COMPENSATION OF DIRECTORS
Non-management directors of the Corporation receive an annual retainer and compensation for their services as members of the Board but not for their services as members of the Board of Directors of FirstBank. Directors who are also officers of the Corporation, FirstBank or any other subsidiary of the Corporation do not receive fees or other compensation for service on the Board, the Board of Directors of FirstBank, or the Board of Directors of any other subsidiary or any of their committees. Accordingly, Mr. Aurelio Alemán, who was a director during fiscal year 2024, is not included in the table set forth below because he was an employee at the same time and, therefore, received no compensation for his services as a director.
The Compensation Committee periodically reviews market data in order to determine the appropriate level of compensation for maintaining a competitive director compensation structure necessary to attract and retain qualified candidates for board service. The most recent review was conducted by the Compensation Committee with the help of Pearl Meyer & Partners, LLC (“Pearl Meyer”) in December 2024. Upon the recommendation of the Compensation Committee after review with the help of Pearl Meyer, the Board approved changes to the compensation structure for non-management directors, effective January 1, 2025, which the Compensation Committee and the Board believe continue to provide a reasonable basis for compensating non-management directors of the Corporation. Following is a description of the existing compensation structure for non-management directors:
Each non-management director, other than the non-management Chair, is paid fees for services as a Director in a total amount equal to $115,000 per year (such amount, the “Annual Fee”). The Annual Fee is payable $75,000 in cash (the “Annual Retainer”) and $40,000 in the form of an annual grant of restricted stock (the “Annual Restricted Stock”), awarded upon being appointed and on a yearly basis thereafter, under the Corporation’s Omnibus Incentive Plan. The Annual Retainer is payable on a monthly basis over a twelve-month period. The Annual Restricted Stock is subject to a twelve-month vesting period. In addition, Directors receive additional compensation in the form of retainers payable on a monthly basis over a twelve-month period depending upon the Board committees on which they serve, as follows:
•	$25,000 additional annual cash retainer for the Chair of the Audit, Credit, and Risk Committees;
•	$15,000 additional annual cash retainer for the Chair of the Compensation Committee;
•	$12,500 additional annual cash retainer for the Chair of the Governance Committee;
•	$15,000 additional annual cash retainer for the Chair of the Asset/Liability Committee;
•	$10,000 additional annual cash retainer for each member of the Audit Committee;
•	$6,500 additional annual cash retainer for each member of the Compensation Committee;
•	$10,000 additional annual cash retainer for each member of the Risk Committee;
•	$5,000 additional annual cash retainer for each member of the Governance Committee; and
•	$6,000 additional annual cash retainer for each member of the Asset/Liability Committee.
Under the Director Stock Ownership Guidelines, non-management directors are expected to hold an investment position in our Common Stock having a market value equivalent to four times his or her Annual Retainer. Directors are required to achieve the ownership goal within five years after the Board’s adoption of the amended guidelines or the director’s initial appointment to the Board, whichever is later.
The Corporation reimburses Board members for travel, lodging and other reasonable out-of-pocket expenses in connection with attendance at Board and committee meetings and performance of other services for the Corporation in their capacities as directors.
NON-MANAGEMENT CHAIRMAN AND SPECIALIZED EXPERTISE
Mr. Herencia has a strong leadership background, is actively engaged as Chair on Board matters, and works closely with the CEO and other members of executive management. Mr. Herencia has been a critical member of the Board for more than thirteen years, dating back to the recapitalization of the Corporation in late 2011. Our independent Chair of the Board, Mr. Herencia, brings significant experience and expertise to the Board. For a detailed description and discussion of Mr. Herencia’s well-defined duties and responsibilities as Chair of the Board, and his commitment to the Board, please refer to the “Board Leadership Structure” and “Director Commitments” sections of this Proxy Statement.
46	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Non-Management Chairman and Specialized Expertise | Director Summary Compensation Table
Mr. Herencia’s calendar-year compensation as the non-management Chair has gradually been reduced from $1.6 million in 2017 to $500,000 since the end of 2022.
Under the current compensation structure, Mr. Herencia receives a $400,000 annual cash retainer and $100,000 in restricted stock, which is granted annually during the month of September.
Mr. Herencia does not and will not receive any additional compensation for his duties and responsibilities as Chair or member of any of the Board committees.
The following table sets forth all the compensation that the Corporation paid to non-management directors who served during fiscal year 2024:
DIRECTOR SUMMARY COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (a)	All Other Compensation ($) (b)	Total ($)
Juan Acosta Reboyras	$112,500	$40,000	$189	$152,689
Luz A. Crespo	110,000	40,000	189	150,189
Patricia M. Eaves	86,500	40,000	189	126,689
Tracey Dedrick	100,000	40,000	189	140,189
Daniel E. Frye	101,000	40,000	189	141,189
John A. Heffern	116,001	40,000	189	156,190
Roberto R. Herencia	400,000	100,000	189	500,189
Félix M. Villamil	90,000	40,000	189	130,189

(a)
Represents restricted stock grants during fiscal year 2024 with a grant date fair market value determined in accordance with FASB ASC Topic 718. The restricted stock awards were made effective as of March 31, 2024 to Mrs. Eaves; as of September 30, 2024 to Mr. Acosta Reboyras, Mrs. Crespo, Ms. Dedrick, Mr. Frye, Mr. Heffern, and Mr. Herencia; and as of October 30, 2024 to Mr. Villamil. As of December 31, 2024, our non-executive directors owned the following shares of restricted stock: Mr. Acosta Reboyras, 1,889; Mrs. Crespo, 1,889; Mrs. Eaves, 2,280; Ms. Dedrick: 1,889; Mr. Frye: 1,889; Mr. Heffern, 1,889; Mr. Herencia, 4,723; and Mr. Villamil: 2,061.

(b)	Includes the amount of the life insurance policy premium paid by the Corporation for the benefit of the non-management directors.
Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	47

PROPOSAL NO. 2—NON-BINDING APPROVAL OF COMPENSATION OF
NAMED EXECUTIVE OFFICERS
Background of the Proposal
The Dodd-Frank Act and SEC regulations require a separate, non-binding stockholder “say on pay” vote to approve the compensation of our NEOs. Since the annual meeting of stockholders held in 2018, a majority of our stockholders voted in favor of holding the “say on pay” vote every year. The compensation paid to our NEOs and the Corporation’s overall executive compensation policies and procedures are described in the “Compensation Discussion and Analysis” section and the tabular and narrative disclosure in this Proxy Statement. The Compensation Committee continually monitors the executive compensation program, as well as general economic, regulatory, and legislative developments affecting executive compensation.
This proposal, commonly known as a “say on pay” proposal, gives the Corporation’s stockholders the opportunity to vote on the Corporation’s executive compensation policies and procedures through the following resolution:
RESOLVED, that the stockholders approve, on an advisory basis, the NEOs’ compensation disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related tables and narrative included in the Proxy Statement for the 2025 Annual Meeting of Stockholders.
Because your vote is advisory, it will not be binding upon the Board and should not be construed as overruling any decision by the Board. However, the Compensation Committee will consider the outcome of the vote when evaluating the effectiveness of our compensation policies and procedures and in connection with its future executive compensation determinations.
The approval of the advisory vote on executive compensation requires the affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on that matter. We provide our stockholders the opportunity to vote on the compensation of our NEOs every year. The Corporation expects that the next advisory vote on executive compensation will be at the 2026 Annual Meeting of Stockholders.
Required Vote
Approval of this Proposal No. 2 regarding executive compensation requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on this proposal.
Recommendation of the Board of Directors

The Board of Directors Unanimously Recommends a Vote “FOR” the Approval of the Named Executive Officers’ Compensation Disclosed in this Proxy Statement.

48	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION DISCLOSURE
COMPENSATION DISCUSSION & ANALYSIS (CD&A)
This Compensation Discussion and Analysis (“CD&A”) section explains the guiding principles, policies, and practices upon which the Corporation’s executive compensation program is based; the Compensation Committee decision making process, including ensuring it aligns with stockholder interest and the Corporation’s business strategy; and discusses the 2024 compensation earned by NEOs listed below. For 2024, the Corporation’s NEOs were:

2024 NEOs	Title
Aurelio Alemán	President & CEO
Orlando Berges	Executive Vice President and Chief Financial Officer (“CFO”)
Nayda Rivera	Executive Vice President and Chief Risk Officer (“CRO”)[1]
Juan C. Pavía	Executive Vice President and Chief Credit Officer
Donald Kafka	Executive Vice President and Chief Operations Officer

EXECUTIVE COMPENSATION PROGRAM
Compensation Philosophy & Guiding Principles
The Corporation’s executive compensation program is performance-oriented and designed to support corporate strategic goals, including improved profitability and stockholder value appreciation. Our compensation philosophy is to pay for short-and long-term performance using both financial and non-financial measures.

☑	Performance-Driven
Executive compensation must, to a large extent, be at risk, so that the amount earned is directly tied to the achievement of rigorous corporate, business unit and individual performance objectives that drive long-term value creation.

☑	Stockholder-Aligned	Executives should be compensated through compensation elements (base salaries, and short- and long-term incentives) designed to enhance stockholder value.
☑	Competitively Positioned
Target compensation should be competitive with that being offered to individuals in comparable roles at other companies with which we compete for talent to ensure that the Corporation employs the best executives to continue its success.

☑	Responsibly Governed	Decisions about compensation should be guided by best-practice governance standards and rigorous processes that encourage prudent decision-making.

1	Effective April 1, 2025, Mrs. Rivera was appointed as Chief Consumer Officer and Chief of Staff.
Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	49

Compensation Discussion & Analysis (CD&A) | Executive Compensation Program
Summary of Program Elements
The executive compensation program is supported by the following principal elements of compensation:

Pay Element	How It Is Paid	Purpose
Fixed
Base Salary	Cash	Provide a competitive base salary rate relative to similar positions in the market and enable us to attract and retain critical executive talent
Variable
Short-Term Incentives	Cash
Reward executives for delivering on annual corporate profitability, asset quality, risk management and operating efficiency objectives that contribute to stockholder value creation and provide accountability and feedback through individual scorecards and assessments of leadership and core competencies

Long-Term Incentives	Equity	Provide incentives for executives to execute on longer-term financial goals that drive stockholder value creation and support the Corporation’s leadership stability objectives

Target Total Direct Compensation Mix
Our executive compensation program aims to provide an appropriate mix of pay based on performance, driving our business strategy, creating long-term stockholder value, and supporting leadership stability objectives. The program also addresses compensation risk by using a combination of financial results including credit quality, strategic accomplishments and a demonstration of leadership and other core competencies.

Variable Award Type	Percentage of Award Type	Component of Award Type
Short-Term Incentive		Cash Based on balanced scorecard of key financial, strategic, and operational results and individual goals and competencies
Long-Term Incentive
Performance Shares
Based on achievement of pre-determined targets at the end of a three-year performance period as follows:
•
50% based on achievement of a targeted level of tangible book value (the “TBV Target Performance”); and
•
50% based on total shareholder return (“TSR”) relative to companies comprising the KBW Regional Bank Index on the last day of the three-year performance period (the “TSR Target Performance”)

Time-Vested Restricted Stock Vesting of shares in 50% increments on the second and third anniversaries of the grant date

50	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | Executive Compensation Program
The charts presented below illustrate the 2024 target compensation pay mix of our CEO and other NEOs by each compensation component.

Compensation Governance Best Practices and Policies
The following practices and policies, which we believe are in the best interests of our stockholders and NEOs, are also embedded in our program to promote sound compensation governance:

Link a significant portion of compensation to performance using short-term (cash) and long-term (equity) compensation to encourage both proactivity and long-term sustainability.
Employ a variety of performance metrics to deter excessive risk-taking by eliminating any incentive based on a single performance goal.
Build in appropriate levels of discretion to adjust incentive payouts if results are not aligned with credit quality, regulatory compliance or leading indicators of future financial results.
Use equity incentives to promote total return to stockholders, long-term performance and executive retention.

Clawback all incentive-based variable pay from an executive officer determined to have engaged in intentional fraud or gross misconduct, or in the event of a financial results restatement as a result of material noncompliance with any financial reporting requirement under the federal securities laws.

Conduct annual incentive risk reviews to ensure that our compensation programs do not promote imprudent behaviors or excessive risk-taking.
Engage an independent compensation consultant who advises and reports directly to the Compensation Committee.
Prohibit hedging and pledging of the Corporation’s securities by Section 16 officers and directors.

Require meaningful stock ownership by our executive officers. Our CEO and other NEOs must own Common Stock having a value equal to five times and two times their base salaries, respectively, based on the higher of the market value or book value of the Corporation’s Common Stock on the last trading day of the applicable calendar year, for as long as they are employed by the Corporation.

Annual say-on-pay advisory vote.

For details about the Compensation Committee’s decisions based on 2024 performance, please refer to “The 2024 Executive Compensation Program in Detail,” starting on page 55 of this CD&A.
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Compensation Discussion & Analysis (CD&A) | 2024 Business Overview / Impact on Executive Compensation
2024 BUSINESS OVERVIEW / IMPACT ON EXECUTIVE COMPENSATION
Performance At-A-Glance
2024 was a year of solid performance for the Corporation, which included record revenues, solid loan growth across all business segments, positive core customer deposit trends and solid profitability metrics. We also distributed over 100% of earnings for the fourth consecutive year, through repurchases of the Corporation’s Common Stock, payment of Common Stock dividends, and repurchase of junior subordinated debentures. Furthermore, 2024 results were complemented by ongoing community outreach activities, as well as investments in technology to accelerate our growth and improve how we serve our customers, colleagues and communities. We remain focused on deploying our capital in a thoughtful manner by prioritizing responsible organic growth and returning capital to our stockholders.
Some of the Corporation’s key accomplishments during 2024 included the following:

Reported overall net income of $298.7 million or $1.81 per diluted share, compared to $302.9 million or $1.71 per diluted share in 2023.
Returned over 100% of 2024 earnings, through repurchases of the Corporation’s Common Stock, payment of Common Stock dividends, and redemption of junior subordinated debentures.
Achieved non-GAAP pre-tax pre-provision net income of $452.2 million during 2024.*
Achieved net interest margin of 4.25% in 2024, an increase of 3 basis points as compared to 2023.

Total non-performing assets decreased by $7.6 million to $118.3 million as of December 31, 2024, compared to $125.9 million as of December 31, 2023. Non-performing assets reached 0.61% of total assets.

Capital ratios remained higher than required regulatory levels for bank holding companies and well-capitalized banks; at year end, our total capital, common equity Tier 1 capital, Tier 1 capital and leverage ratios were 18.02%, 16.32%, 16.32% and 11.07%, respectively, and our tangible common equity ratio was 8.44%.*

ROAA of 1.58%, a four basis points decrease as compared to 2023.
ROAE of 19.09%, a 277 basis points decrease as compared to 2023.
Grew our core deposit base by $267.1 million, or 2.1%, as compared to 2023, gaining market share in our main market.
Overall organic loan growth of $569.0 million, or 4.7% increase as compared to 2023.
Published the Corporation’s 2023 Corporate Sustainability Report in July 2024.
Prudent expense management, evidenced by a strong efficiency ratio of 51.92%.
Executed multiple talent management initiatives to enhance employee value proposition.

Advanced the evolution of the Corporation’s IT infrastructure and digital capabilities to simplify operations and support further business growth (i.e., FirstBank Commercial Hub and cloud migration, among others).

Grew digital engagement across all functionalities, including increasing retail Digital Banking registered users by 3.8%, and achieved customer enrollment penetration of 60% across all digital platforms.

Active engagement with investor community through increased participation in non-deal roadshows and analyst conferences.
Advanced process improvement initiatives aimed at supporting business goals and increasing efficiency across the organization.

*	The Corporation reports its financial results in accordance with GAAP. A reconciliation of the GAAP to non-GAAP financial measures is provided in Appendix A to this Proxy Statement.
52	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | What Guides Our Program
WHAT GUIDES OUR PROGRAM
Our Decision-Making Process
The Compensation Committee oversees the executive compensation program for our NEOs. The Compensation Committee is comprised of independent, non-management members of the Board. The Compensation Committee works closely with its independent compensation consultant and management to examine the effectiveness of the Corporation’s executive compensation program throughout the year.
The Role of the Compensation Committee
The Compensation Committee typically reviews and makes compensation recommendations to the independent Board members for the CEO, the other NEOs, and other select senior executives in the first quarter of each year based on an evaluation of compensation paid by peers and the Corporation’s performance results for the preceding year. The Corporation’s President and CEO, following the compensation structure approved by the Board, makes recommendations concerning the amount of compensation to be awarded to executive officers, excluding himself. The CEO does not participate in the Compensation Committee’s deliberations or final decisions. The Compensation Committee reviews and considers the CEO’s recommendations and makes final recommendations to the non-management members of the Board. In making its recommendations, the Compensation Committee reviews the Corporation’s performance as a whole and the performance of each executive as it relates to the accomplishment of the goals and performance objectives set forth for each executive for the year, together with any such goals that have been established for the relevant lines of business of the Corporation.
The Role of CEO
The CEO does not provide recommendations concerning his own compensation, nor is he present when his compensation is discussed by the Compensation Committee and the non-management members of the Board. The Compensation Committee, with input from its independent compensation consultant, discusses the elements of the CEO’s compensation in executive session and makes a recommendation to all of the non-management members of the Board for discussion and final approval. The CEO, with input from the Compensation Committee’s independent compensation consultant, assists in setting compensation for the other NEOs.
The Role of the Independent Compensation Consultant
The role of the outside independent compensation consultant is to assist the Compensation Committee in analyzing executive pay packages and contracts, perform executive and director compensation reviews, including market competition assessments, and develop executive and director compensation recommendations for the Compensation Committee’s consideration. The independent compensation consultant communicates directly, and is available to participate in executive sessions with, the Compensation Committee. In that regard, a representative of the independent compensation consultant attends selected meetings of the Compensation Committee during which the representative assists the Compensation Committee in making specific executive compensation decisions. Pearl Meyer reports directly to the Compensation Committee and does not provide any other services to the Corporation. The Compensation Committee has analyzed whether the work of Pearl Meyer as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) any other services provided to the Corporation by Pearl Meyer; (ii) the amount of fees paid by the Corporation to Pearl Meyer as a percentage of Pearl Meyer’s total revenue; (iii) Pearl Meyer’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Pearl Meyer or the individual compensation advisors employed by Pearl Meyer with an executive officer of the Corporation; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any stock of the Corporation owned by Pearl Meyer or the individual compensation advisors employed by Pearl Meyer. The Compensation Committee has determined, based on its analysis of the above factors, that the work of Pearl Meyer and the individual compensation advisors employed by Pearl Meyer as compensation consultants to the Compensation Committee has not created any conflict of interest.
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Compensation Discussion & Analysis (CD&A) | What Guides Our Program
The Role of Peer Companies
The Compensation Committee strives to set a competitive level of total compensation for each NEO as compared with executives in similar positions at peer companies. For purposes of setting 2024 compensation levels, consistent with the recommendation of Pearl Meyer, the Compensation Committee took into account publicly available data from industry compensation surveys and proxy statements from the group of peer companies listed below. Data was compiled from proxy statements for publicly traded commercial banks with assets generally between approximately $10 billion and $50 billion; however, one larger bank outside this asset range was included because it is a known competitor for executive talent in the Puerto Rico market (Popular, Inc.).

Peer Companies
Ameris Bancorp, ABCB	Pinnacle Financial Partners, Inc., PNFP
Atlantic Union Bankshares Corporation, AUB	Popular, Inc., BPOP
BankUnited, Inc., BKU	Renasant Corporation, RNST
Berkshire Hills Bancorp, Inc., BHLB	Simmons First National Corp., SFNC
Community Financial System, Inc., CBU	TowneBank, TOWN
First Financial Bancorp., FFBC	Trustmark Corporation, TRMK
First Merchants Corporation, FRME	UMB Financial Corporation, UMBF
Fulton Financial Corporation, FULT	United Bankshares, Inc., UBSI
Hancock Whitney Corporation, HWC	United Community Banks, Inc., UCBI
OFG Bancorp, OFG	WesBanco, Inc., WSBC

Market data was not the sole determinant in setting executive pay levels. The Compensation Committee also considers corporate and individual performance, the nature of an individual’s role within the Corporation, as well as his or her experience and contributions, when making its compensation-related decisions.
2024 Say-on-Pay Results
At our annual stockholders’ meeting in May 2024, 95.09% of the Corporation’s voting stockholders expressed support for our executive compensation policies and procedures. We believe that this demonstrates our stockholders’ support of our compensation philosophy and performance-driven pay program. The Board and the Compensation Committee considered this approval rate in making the 2024 pay decisions for the NEOs.
54	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | The 2024 Executive Compensation Program in Detail
THE 2024 EXECUTIVE COMPENSATION PROGRAM IN DETAIL
Base Salary
Base salary is designed to reward an individual’s performance and level of experience in his or her role. In setting base salary amounts, the Compensation Committee takes into consideration the experience, skills, knowledge, and responsibilities required for each of the NEOs’ respective position and balances this assessment with marketplace salary data to ensure that the NEOs’ base salary levels are competitive with those of comparable executive officers in peer group companies. Base salaries also reflect the individuals’ achievement of pre-determined goals and objectives, and the Corporation’s performance.
On March 21, 2024, the Compensation Committee, as part of its annual competitive review of executive compensation and with guidance from its independent compensation consultant Pearl Meyer, approved an increase to Mr. Alemán’s, Mrs. Rivera’s and Mr. Pavía’s annual base salary by 4%, 10% and 12%, respectively, effective April 1, 2024:

Named Executive Officer	2024 Base Salary (a)	% of Adjustment
Aurelio Alemán	$1,080,000	4.0%
Orlando Berges	600,000	0.0
Nayda Rivera	550,000	10.0
Juan C. Pavía	475,000	12.0
Donald Kafka	550,000	0.0

(a)	Base salary for the NEOs as of December 31, 2024.
Short-Term Incentives
The short-term incentive program rewards executives for key financial, strategic, and operational results, and individual goals and competencies. The program uses a balanced scorecard approach, which tailors the weightings for various performance metrics to an executive’s role and scope of responsibility. This approach also reduces compensation risk by using a complementary set of measures, both financial and qualitative, to encourage performance over both, a short- and long-term horizon. The program includes a clawback provision pursuant to which the Corporation may recoup from an executive officer previously awarded incentive payments if the executive officer engaged in intentional fraud or gross misconduct or in the event of a financial results restatement as a result of material noncompliance with any financial reporting requirements, as well as a restatement of a materially inaccurate performance metric. On March 21, 2024, the Compensation Committee increased the short-term incentive opportunities for certain NEOs, effective for the short-term incentive award paid in 2025, based on 2024 performance. With respect to the change in the short-term incentive opportunity for the certain NEOs, based on a competitive review, the Compensation Committee increased the short-term incentive opportunity at target-level performance as a percentage of base salary from 50% to 60% for Mr. Berges, Mrs. Rivera and Mr. Pavía.
The following table reflects the NEOs’ short-term incentive performance measures and the incentive opportunity at target-level performance as a percentage of base salary.

	Aurelio Alemán (%)	Orlando Berges (%)	Nayda Rivera (%)	Juan C. Pavía (%)	Donald Kafka (%)
Corporate Profitability
Earnings Per Share	28.75	15.0	9.0	9.0	7.5
Pretax, Pre-Provision Income*	28.75	15.0	9.0	9.0	7.5
Asset Quality
Non-Performing Asset Ratio	17.25	9.0	6.0	6.0	5.0
Operating Efficiency
Efficiency Ratio	17.25	9.0	6.0	6.0	5.0
Individual Performance	23.0	12.0	30.0	30.0	25.0
Total Target Incentive Opportunity as a percentage of Base Salary	115.0	60.0	60.0	60.0	50.0

*
See Appendix A for a reconciliation to the most directly comparable GAAP financial measures of these non-GAAP financial measure, as well as other non-GAAP financial measures discussed in this Proxy Statement.

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Compensation Discussion & Analysis (CD&A) | The 2024 Executive Compensation Program in Detail
The balanced scorecard measures corporate results through profitability, asset quality and operating efficiency performance metrics. The balanced scorecard also measures individual performance through quantitative, milestone-based goals and a qualitative assessment of the executives’ leadership and core competencies. NEOs may earn 50% of their target opportunity for threshold-level performance (80% of the target goal) and up to 150% of their target opportunity for superior-level performance (up to 120% of the target goal). Amounts between threshold, target and superior are interpolated to reward incremental achievement and no amounts are paid for results on a particular performance metric if actual results are below threshold.
Corporate Results. 2024 was a year of solid performance for the Corporation, considering the overall unprecedented and challenging year for the banking industry. The Corporation achieved strong corporate profitability metrics, including surpassing earnings per share target and solid pre-tax, pre-provision income, while continuing improving its credit quality, operating the Corporation in an efficient manner and successfully executing its capital actions. Consistent with the short-term incentive program, the Compensation Committee has the ability to approve adjustments to take into account extraordinary or non-recurring items that impacted the Corporation’s operations and results for 2024. For 2024, except for the non-GAAP Pre-Tax, Pre-Provision Income, the Compensation Committee determined that no adjustments were needed and results are reflective of core operating performance. See the Appendix A tables titled “Non-GAAP Pre-Tax, Pre-Provision Income for the year ended December 31, 2024”, which reconciles the Corporation’s reported pre-tax, pre-provision income.
The table below provides the percentage of achievement on the following corporate metrics as of December 31, 2024:

Performance Metric	Target	Actual	% Achievement
Corporate Profitability
Earnings Per Share	$1.64	$1.81	110%
Pre-tax, Pre-Provision Income*	$455.77 million	$451.13 million	99%
Asset Quality
Non-Performing Asset Ratio	0.92%	0.61%	134%
Operating Efficiency
Efficiency Ratio	52.39%	51.92%	101%

*
See Appendix A for a reconciliation to the most directly comparable GAAP financial measure of these non-GAAP financial measures, as well as other non-GAAP financial measures discussed in this Proxy Statement

56	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | The 2024 Executive Compensation Program in Detail
Individual Performance. The individual performance component of the NEOs’ compensation is based on the achievement of a combination of predetermined quantitative and qualitative milestone-based goals and their ability to lead the Corporation in their particular roles and areas of expertise. The following considerations were taken into account by the Compensation Committee in determining each NEO’s achievement of the individual performance component of the short-term incentive award:

NEO	Individual Performance Highlights
Aurelio Alemán President & CEO 27.60% of Base Salary	Main Goals:
•
Develop and implement the Corporation’s strategic plan to gain client market share across key business segments, while allocating resources to grow the franchise, comply with regulatory expectations, improve customer experience, and attract the best talent in its operating markets

	•	Maintain profitability levels in line or above geographic peers
	•	Promote an environment of sound corporate governance
	•	Continue enhancing our talent management culture
	•	Oversee the Corporation’s succession planning process, focusing on succession readiness
	•	Oversee the execution of initiatives that will drive innovation and improve customer experience
	•	Oversee the Corporation’s capital planning process to prioritize franchise investments and create long-term shareholder value
Considerations:
	•	Achieved strong business results by registering positive loan growth, improved asset quality, and top-quartile profitability metrics
•
Developed and executed a capital plan that prioritized profitable organic growth while returning over 100% of earnings through repurchases of the Corporation’s Common Stock, payment of Common Stock dividends, and partial redemption of junior subordinated debentures

	•	Actively participated in investor conferences to elevate the Corporation’s profile among the investor community and to strengthen and diversify the investor base
	•	Led talent review and succession planning process to proactively manage the talent bench resulting in manageable turnover rate for high-performing employees
	•	Improved succession readiness in anticipation of the corporate reorganization announced for 2025
	•	Continued to lead efforts to improve the Corporation’s current IT environment while investing in new technologies to grow the franchise and improve delivery of customer service quality
	•	Oversaw updates and enhancements to digital product offerings and platforms to accelerate innovation and increase digital adoption

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Compensation Discussion & Analysis (CD&A) | The 2024 Executive Compensation Program in Detail

NEO	Individual Performance Highlights
Orlando Berges EVP & CFO 12.0% of Base Salary	Main Goals:
•
Effectively manage the Corporation’s Finance function, including financial planning and reporting, treasury and investments, asset-liability management, record-keeping, expense control management, investor relations, and capital planning

	•	Proactively manage balance sheet strategy to maintain adequate liquidity and capital position, while optimizing funding structure
	•	Develop and maintain the Corporation’s capital plan and support the execution of capital deployment activities
	•	Comply with regulatory and SEC reporting requirements
	•	Oversee quarterly earnings results’ announcement and strengthen communications with investor community and research analysts
Considerations:
	•	Managed balance sheet strategy to optimize net interest margin while preserving an adequate liquidity position
•
Assisted in the development and execution of a capital plan that prioritized profitable organic growth while returning over 100% of earnings through repurchases of the Corporation’s Common Stock buybacks, Common Stock dividends, and partial redemption of junior subordinated debentures

	•	Co-led CECL/allowance calculation process
	•	Continued strict expense management discipline resulting in an industry-low efficiency ratio and top-quartile profitability metrics
	•	Complied with regulatory and SEC reporting requirements and continued to nurture relationships with analyst and investor community

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Compensation Discussion & Analysis (CD&A) | The 2024 Executive Compensation Program in Detail

NEO	Individual Performance Highlights
Nayda Rivera EVP and Chief Risk Officer 38.25% of Base Salary	Main Goals:
	•	Oversee the Corporation’s Human Capital Management, Compliance, Credit Risk Management and Loan Review corporate functions, in addition to the Enterprise Risk Management (ERM) organization
	•	Actively monitor all risks facing the Corporation and the execution of its ERM strategy
	•	Reduce non-performing and adversely classified assets by proactively managing asset quality
	•	Lead action plans to comply with regulatory requirements
	•	Oversee the Corporation’s risk appetite framework to comply with regulatory expectations
	•	Supervise talent management efforts, maintain adequate succession planning practices, and promote employee engagement
Considerations:
	•	Sustained focus on managing risk in a responsible manner throughout an uncertain macroeconomic environment
	•	Contributed to the Corporation’s achievement of critical capital deployment activities and regulatory milestones
	•	Achieved reduction in non-performing and adversely classified assets
	•	Co-led the CECL/allowance quarterly financial assessment
	•	Oversaw the execution of multiple talent management initiatives and ongoing management of employee turnover and retention efforts
	•	Led talent review and succession planning process to proactively manage the talent bench resulting in acceptable turnover rate for high-performing employees
	•	Supported initiatives related to corporate sustainability and IT

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Compensation Discussion & Analysis (CD&A) | The 2024 Executive Compensation Program in Detail

NEO	Individual Performance Highlights
Juan C. Pavía EVP and Chief Credit Officer 36.0% of Base Salary	Main Goals:
•
Oversee the Lending and Credit Administration corporate function, including the administration of credit systems, enforcement of credit policies, and management of the entire credit lifecycle. This comprehensive oversight ensures robust credit risk management and supports the company’s strategic financial objectives

	•	Lead the credit approval process while adhering to established underwriting standards and applicable credit policies
•
Oversee the management of special assets, including distressed assets and real estate owned portfolio, while proactively managing asset quality with a focus on reducing non-performing and adversely classified assets

	•	Support corporate-wide initiatives to improve customer experience, simplify operations, and advance digital capabilities
	•	Collaborate with the commercial banking groups in the structuring and origination of large and complex credit transactions
Considerations:
	•	Achieved reduction in non-performing and adversely classified assets and made significant progress in the timely resolution and disposition of legacy distressed real estate properties
	•	Played a crucial role in the achievement of commercial portfolio growth targets across all operating regions, while maintaining highest level of credit integrity and underwriting standards.
•
Directed the successful implementation of a new commercial loan origination platform, significantly streamlining the loan closing process and enhancing the overall banking experience for commercial clients

	•	Oversaw the execution of multiple strategic transactions that were significant contributors to the bank’s revenue growth
Donald Kafka EVP and Chief Operations Officer 20.0% of Base Salary	Main Goals:
•
Effectively manage the Corporation’s operational framework including IT, real estate management, general services, operations, corporate physical and logical security, project management, and enterprise architecture

	•	Oversee the effective execution of various business initiatives to support the Corporation’s growth plans and improve overall efficiency
	•	Facilitate the evolution of the Corporation’s product offerings, services, and delivery platforms
Considerations:
	•	Supported the implementation of key core and business-related capital projects
	•	Continued long-term strategic path to improve IT operational environment while accelerating innovation and supporting the launch of new digital offerings and service platforms
	•	Elevated maturity level of data governance and successfully executed cybersecurity hardening actions

60	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Compensation Discussion & Analysis (CD&A) | The 2024 Executive Compensation Program in Detail
The table below indicates the short-term cash incentive granted to the NEOs by the Compensation Committee, as a percentage of base salary, related to the achievements as described in the relevant sections above under Corporate Results and Individual Performance:

	Aurelio Alemán	Orlando Berges	Nayda Rivera	Juan C. Pavía	Donald Kafka
Corporate Profitability
Earnings Per Share	36.20%	18.89%	11.33%	11.33%	9.44%
Pre-tax, Pre-Provision Income*	28.02%	14.62%	8.77%	8.77%	7.31%
Asset Quality
Non-Performing Asset Ratio	25.88%	13.50%	9.00%	9.00%	7.50%
Operating Efficiency
Efficiency Ratio	17.65%	9.21%	6.14%	6.14%	5.11%
Individual Performance	27.60%	12.00%	38.25%	36.00%	20.00%
Total % Base Salary Achieved	135.35%	68.22%	73.49%	71.24%	49.36%
Total Annual $ Amount Achieved	$1,461,656	$409,268	$404,198	$338,393	$271,519
% of Achievement vs. Target	117.69%	113.69%	122.48%	118.70%	98.73%

*
See Appendix A for a reconciliation to the most directly comparable GAAP financial measures of these non-GAAP financial measures, as well as other non-GAAP financial measures discussed in this Proxy Statement

Long-Term Equity Incentives
The NEOs participate in a long-term incentive program that provides a variable pay opportunity through a combination of performance shares (50%) and time-vested restricted stock (50%). The program is designed to reinforce the long-term alignment of the Corporation’s executives with the interests of our stockholders. Performance shares, which are based on relative and absolute metrics, are intended to strengthen our pay-for-performance philosophy, while time-vested restricted stock is granted to promote stock ownership and support our leadership stability objectives. Awards are made under the Corporation’s Omnibus Incentive Plan. Furthermore, dividends are accrued and paid out at the end of the period based on the actual number of shares that vested.
On March 21, 2024, in order to continue aligning the executive compensation program with market practices and as part of its annual competitive review of executive compensation, approved an adjustment to the target opportunity under the long-term incentive program for the CEO, Mr. Aurelio Alemán, increasing the incentive opportunity as a percentage of base salary from 165% to 200%. There were no other changes to the long-term incentive program.
The following table reflects each of the NEOs’ long-term incentive opportunity at target-level performance as a percentage of base salary for 2024:

	Target Incentive Opportunity
Named Executive Officer	Restricted Stock (%)	Performance Shares (%)	Total Target (%)
Aurelio Alemán	100.0%	100.0%	200.0%
Orlando Berges	45.0	45.0	90.0
Nayda Rivera	40.0	40.0	80.0
Juan C. Pavía	37.5	37.5	75.0
Donald Kafka	25.0	25.0	50.0

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Compensation Discussion & Analysis (CD&A) | Other Practices, Policies and Guidelines
Determination of 2024 Long-Term Incentive Awards (granted in March 2024)
Once the long-term incentive award value is determined, 50% of the awards are granted in performance-based shares and vest only if certain pre-determined performance goals are achieved. Awards reflected in the table below were granted at target level, with a +/- 10% based on each individual performance, and vest at the end of a three-year performance period. The TSR Target Performance and the TBV Target Performance are weighted equally.
Each performance measure has a pre-defined threshold (minimum result for which an incentive would be payable), target and maximum level of performance, which determines the vesting at the end of the three-year period. Amounts between threshold, target and maximum level are interpolated to reward incremental achievement, and no amounts are paid with respect to a particular performance metric if results are below threshold.
The TSR Target Performance measure pays at 100% of target if the Corporation’s three-year relative TSR is at the 50th percentile of the KBW Regional Bank Index as of the last day of the performance period, which for the 2024 grant was from January 1, 2024 through December 31, 2026 (the “Performance Cycle”). The total payout scales down to 50% of target if the Corporation’s three-year relative TSR is at the 25th percentile and, conversely, if the Corporation’s three-year relative TSR is at or above the 75th percentile, the TSR Target Performance pays the maximum of 150% of target. If the Corporation’s relative TSR was negative and it was at or above the 75th percentile, payout will be capped at 100% of target.
The TBV Target Performance measure is based on the achievement of a pre-established TBV goal at the end of the Performance Cycle. NEOs may earn 50% of their target opportunity for threshold level performance (80% of target goal) and up to 150% of their target opportunity for maximum-level performance (up to 120% of target goal). The performance-based shares earned will be based on achieving a tangible book value per share of Common Stock of $15.51 (the “Performance Goal”) at the end of the Performance Cycle. See the Appendix A table titled “Non-GAAP Tangible Book Value for the year ended December 31, 2024” for a reconciliation of tangible book value per share, a non-GAAP financial measure, to the most directly comparable GAAP financial measure.
The other 50% of the long-term incentive award is granted in time-vested restricted stock, which vests equally on the second and third anniversaries of the grant date.
Since 2021, the aggregate value of the NEOs’ performance shares and time-vested restricted stock is awarded at 100% of the executives’ target opportunity at the grant date, with a +/- 10% based on each individual performance. On March 21, 2024, the Compensation Committee granted the following long-term incentive awards of performance-based shares and time-vested restricted stock to the NEOs:

	Restricted Stock		Performance Shares		Total Long-Term Incentive Value (a)
Named Executive Officer	% of Base Salary	$Value	% of Base Salary	$Value	% of Base Salary	$Value
Aurelio Alemán	100%	$1,040,000	100%	$1,040,000	200%	$2,080,000
Orlando Berges	45.0	270,000	45.0	270,000	90.0	540,000
Nayda Rivera	43.6	218,000	43.6	218,000	87.2	436,000
Juan C. Pavía	40.1	170,531	40.1	170,531	80.3	341,063
Donald Kafka	24.3	133,375	24.3	133,375	48.5	266,750

(a)	The number of shares granted was determined by dividing the Total Grant by the closing price of the Corporation’s Common Stock of $17.35 on the date of grant (March 21, 2024).
OTHER PRACTICES, POLICIES AND GUIDELINES
Stock Ownership Guidelines
The Corporation maintains stock ownership guidelines that are designed to further align the interests of our stockholders and executives. Under the Executive Stock Ownership Policy, our CEO is expected to acquire and hold a minimum of Common Stock having a value equal to five times his or her annual base salary. Other NEOs are expected to acquire and hold Common Stock having a value equal to two times the NEOs’ annual base salary. As of the date of this Proxy Statement, all our NEOs are in compliance with the Executive Stock Ownership Policy.
Incentive Repayment (Clawback) Policy
We have a clawback policy that complies with Section 10D of the Exchange Act, as amended, and Section 303A.14 of the NYSE Listing Standards Manual. The Compensation Clawback Policy applies to the Corporation’s current and former executive officers subject to Section 16 of the Exchange Act, and other employees who receive incentive-based awards. Under this policy, the Corporation must recover erroneously awarded incentive-based compensation on a pre-tax basis received by an executive officer or
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Compensation Discussion & Analysis (CD&A) | Other Practices, Policies and Guidelines
a covered employee in the event the Corporation is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under federal securities laws, regardless of whether misconduct was the cause of such restatement, as well as if the Compensation Committee determines that the executive officer or covered employee engaged in intentional fraud or gross misconduct. Restatements include any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements (commonly referred to as “Big R” restatements), or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (commonly referred to as “little r” restatements). This policy applies to incentive-based compensation (e.g., bonus, annual incentive or other performance-based cash or equity compensation) that is received by a current or former executive officer during the three (3) completed fiscal years preceding the date on which the Corporation is required to prepare a restatement.
Anti-Hedging/Pledging Policy
Section 16 officers and directors are prohibited from (i) pledging the Corporation’s securities as collateral for loans and (ii) selling the Corporation’s securities “short,” trading in the Corporation’s securities in or through a margin account or otherwise engaging in hedging transactions or speculative or short-term trading of the Corporation’s securities. These provisions are part of the Corporation’s overall program to prevent the Corporation’s directors and executive officers, including the NEOs, from trading on material non-public information.
Pension Benefits
The Corporation does not have a defined benefit or pension plan in place for the NEOs.
Defined Contribution Retirement Plan
The NEOs are eligible to participate in the Corporation’s Defined Contribution Retirement Plan pursuant to Section 1081.01 of the Puerto Rico Internal Revenue Code, which provides retirement, death, disability and termination of employment benefits. The Defined Contribution Retirement Plan complies with the Employee Retirement Income Security Act of 1974, as amended, and the Puerto Rico Revenue Code of 2011, as amended. An individual account is maintained for each participant and benefits are paid based solely on the amount of each participant’s account. The NEOs may defer up to $15,000 of their annual compensation into the Defined Contribution Retirement Plan on a pre-tax basis as employee compensation deferral contributions. The Corporation makes a contribution equal to 50% of each participating employee’s contribution up to 6% of their eligible annual compensation or the annual compensation limit of $350,000, whichever is lower. The Corporation’s contribution is distributed as follows: (i) up to the first 25% is credited in each paying cycle for each participating employee’s contribution, and (ii) up to the remaining 25% is accumulated until year end and credited in one lump sum payment after year end. The first 25% vests immediately upon contribution. The remaining contribution vests once the participating employee has at least three years of service after the date of contribution. Corporate contributions are made to employees with a minimum of three months of service. At the end of the fiscal year, the Corporation may, but is not obligated to, make additional contributions in an amount determined by the Board.
Non-Qualified Deferred Compensation
Since 2009, the Corporation has not had a deferred compensation plan in place for the NEOs.
General Benefits and Perquisites
Personal benefits and perquisites are limited. The NEOs have been provided with a corporate-owned automobile, club memberships and a life insurance policy of $1,000,000 ($500,000 in excess of that provided to other employees). Like all other employees, the NEOs may participate in the Corporation’s Defined Contribution Retirement Plan (including the Corporation’s match) and group medical and dental plans and receive long-term and short-term disability, health care, and group life insurance benefits. In addition, the CEO is provided with an armed driver solely for business purposes.
Employment Arrangements and Termination Provisions
The Board has reviewed and approved employment agreements for all NEOs that set their terms of employment, including compensation, benefits, and termination, and include change of control provisions. These employment agreements are described in more detail in “Employment Contracts, Termination of Employment, and Change in Control Arrangements” on page 69 of this Proxy Statement.
The Board believes that these employment agreements and arrangements support leadership stability and our succession planning process. The Compensation Committee takes the terms of these agreements into account when approving compensation for our NEOs.
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Compensation Discussion & Analysis (CD&A) | Other Practices, Policies and Guidelines
Overview of Risk and Compensation Plans
The Compensation Committee believes that the Corporation should have sound compensation practices that fairly reward exceptional employees, and exceptional efforts by those employees, while assuring that their compensation reflects principles of risk management and performance metrics that promote long-term contributions to sustained profitability, as well as fidelity to the values and rules of conduct expected of them. We are committed to continuously evaluating and improving our compensation programs through:
•	Frequent self-examination of the impact of our compensation practices on the Corporation’s risk profile, as well as evaluation of our practices against emerging industry-wide practices;
•	Systematic improvement of our compensation principles and practices, ensuring that our compensation practices improve the Corporation’s overall safety and soundness; and
•	Continuing development of compensation practices that provide a strategic advantage to the Corporation and provide value for all stakeholders.
As an integral part of the 2024 compensation process, the Compensation Committee directed the CRO to conduct a review of risk in the Corporation’s compensation programs available throughout the year, examining two issues: (1) whether the Corporation’s employee compensation plans pose unnecessary risks to the Corporation; and (2) whether there was any need to eliminate any features of these plans to the extent that they are considered to encourage the manipulation of reported earnings of the Corporation to enhance the compensation of any employee. During the March 2024 Compensation Committee meeting, the Compensation Committee met with the CRO and provided substantial oversight, review and direction throughout the process described below. Furthermore, in 2025 the Compensation Committee also instructed its independent compensation consultant, Pearl Meyer, to conduct a review of risk in the Corporation’s compensation programs as it relates to payouts for compensation awarded during both 2024 and 2025, examining whether the compensation of the NEOs encourages them to take unnecessary and excessive risks that threaten the value of the Corporation, and whether there was any need to eliminate any features of these plans to the extent they are considered to encourage the manipulation of reported earnings of the Corporation to enhance the compensation of any employee.
The CRO’s review focused on the structure of the awards to all short-term cash incentive plans under which employees of the Corporation and its subsidiaries are compensated. Pearl Meyer’s review focused on the structure of the awards to the NEOs and other executives who were eligible to receive a short-term cash incentive and a long-term incentive composed of restricted stock and performance shares. The risk-avoidance analysis of the Corporation’s compensation arrangements and programs for NEOs and employees focused on elements of the compensation plans that may have the potential to affect the behavior of employees with respect to their job-related responsibilities or might directly impact the financial condition of the Corporation. The assessment encompassed identification of the various elements of the Corporation’s compensation plans, the principal risks to the Corporation that may be relevant for each element and the mitigating factors for those risks. Among the elements considered in the assessment were: (i) the performance metrics and targets related to individual business units and strategic goals related to deposit growth, loan growth, enhancement of the Corporation’s asset quality and risk profile, strengthening of our franchise value, achievement of strategies to strengthen the Corporation’s capital position, and business profitability and expense management targets; (ii) timing of pay out; and (iii) pay mix. Each element may present different risks to the Corporation; however, each has risk-mitigating factors and many have no potential to encourage the manipulation of reported earnings.
In the risk-avoidance assessment, the Compensation Committee concluded that the Corporation’s compensation plans are not reasonably likely to have a material adverse effect on the Corporation. The Compensation Committee and management believe that, in order to give rise to a material adverse effect on the Corporation, a compensation plan must provide benefits of sufficient size to be material to the Corporation or it must motivate individuals at the Corporation who are in a position to have a material impact on the Corporation to behave in a manner that is materially adverse to the Corporation.
COMPENSATION COMMITTEE REPORT
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with members of senior management and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Corporation’s Annual Report on Form 10-K and proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission.
The report is provided by the members of the Compensation Committee:
Roberto R. Herencia, Chair
Juan Acosta Reboyras
Luz A. Crespo
Patricia M. Eaves
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EXECUTIVE COMPENSATION TABLES AND COMPENSATION INFORMATION
SUMMARY COMPENSATION TABLE
The Summary Compensation Table set forth below discloses compensation of the NEOs of the Corporation.

Name and Principal Position	Year	Salary ($) (a)	Bonus ($) (b)	Stock Awards ($) (c)	Non-Equity Incentive Plan Compensation ($) (d)	All Other Compensation ($) (e)	Total ($)
Aurelio Alemán President and Chief Executive Officer	2024	1,069,692	1,200	2,142,327	1,461,656	99,319	4,774,195
	2023	1,029,692	1,200	1,667,193	1,286,154	94,328	4,078,567
	2022	989,592	1,200	1,390,547	1,303,232	82,610	3,767,180
Orlando Berges Executive Vice President and Chief Financial Officer	2024	600,000	1,200	556,166	409,268	17,722	1,584,356
	2023	600,000	1,200	551,075	315,114	13,958	1,481,347
	2022	600,000	1,200	419,998	359,348	13,192	1,393,738
Nayda Rivera Executive Vice President and Chief Risk Officer	2024	537,115	1,200	449,055	404,198	33,812	1,425,380
	2023	500,000	1,200	444,584	286,882	32,320	1,264,986
	2022	493,654	1,200	332,498	317,330	27,465	1,172,146
Juan C. Pavía Executive Vice President and Chief Credit Officer	2024	462,116	1,200	351,270	338,393	31,929	1,184,908
	2023	425,000	1,200	318,273	238,537	37,847	1,020,857
	2022	400,000	1,200	234,491	241,364	27,180	904,235
Donald Kafka Executive Vice President and Chief Operations Officer	2024	550,000	1,200	274,732	271,519	13,750	1,111,202
	2023	550,000	1,200	269,522	274,320	11,297	1,106,339
	2022	550,000	1,200	274,993	304,375	8,651	1,139,220

(a)
The column includes regular pay base payroll deductions for years 2024, 2023, and 2022. In 2024, the Board approved an increase in the base salary of Mr. Alemán from $1,040,000 to $1,080,000, Mrs. Rivera from $500,000 to $550,000 and Mr. Pavía from $425,000 to $475,000, effective on April 1, 2024. In 2023, the Board approved an increase in the base salary of Mr. Alemán from $1,000,000 to $1,040,000, which became effective on April 1, 2023. In 2022, the Board approved an increase in the base salary of Mr. Alemán from $959,000 to $1,000,000, and Mrs. Rivera from $475,000 to $500,000, which became effective on April 1, 2022. This column reflects actual cash compensation paid.

(b)
The column includes the Christmas bonus, which is a non-discriminatory broad-based benefit offered to all employees, under which the Corporation paid in each of the three years an amount equal to six percent (6%) of each employee’s base salary up to $1,200.

(c)
The column includes with respect to 2024, 2023, and 2022, the grants of restricted stock and performance shares under the Omnibus Incentive Plan, which were granted on March 21, 2024, March 16, 2023, and March 24, 2022. The value with respect to the restricted stock and performance shares grants related to the TBV Target Performance, which is based on achievement of internal financial metrics, represents the fair market value determined in accordance with FASB ASC Topic 718 based on the closing price of the Common Stock on the respective grant dates of March 21, 2024 ($17.35), March 16, 2023 ($11.99), and March 24, 2022 ($13.15). The fair value applicable to the market based TSR Target Performance share awards granted in 2024 is determined in accordance with FASB ASC Topic 718 and is derived from a Monte Carlo simulation resulting in a per-share value of $19.43 as of the grant date. A Monte Carlo valuation method simulates a variety of possible scenarios and share prices and because the TSR Target Performance share awards will vest dependent on market conditions, the amounts presented may be higher or lower than target. Refer to Note 14 of the Corporation’s consolidated financial statements included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of certain assumptions made in valuing these share awards.

With respect to the restricted stock, shares will vest in equal installments on the second and third anniversary date of the grant. The grant date fair value of the restricted stock award, which amount in the table reflects the target (or 100%) level of achievement, with a +/- 10% based on each individual performance, is as follows: Mr. Alemán, $1,039,994; Mr. Berges, $270,001; Mrs. Rivera, $218,003; Mr. Pavía, $170,533; and Mr. Kafka, $133,369.
The performance shares granted on March 21, 2024 vest at the end of a three-year performance cycle (2024-2026). The number of shares earned depends on the Corporation’s achievement of goals related to (i) the TSR Target Performance; and (ii) the TBV Target Performance. Each metric corresponds to one-half of the target performance share incentive opportunity, and actual earned awards may range from 0% to 150% of the target opportunity payout based on performance against the metric. The amounts in the table reflect the target (or 100%) level of achievement, as follows: Mr. Alemán, $1,102,333; Mr. Berges, $286,165; Mrs. Rivera, $231,052; Mr. Pavía, $280,737; and Mr. Kafka, $141,363. The potential maximum value for each perfomance shares award is as follows: Mr. Alemán, $1,653,499; Mr. Berges, $429,240; Mrs. Rivera, $346,578; Mr. Pavía, $271,105; and Mr. Kafka, $212,054.
(d)
For 2024, 2023, and 2022, the amounts reported reflect the amount earned by each NEO under the Corporation’s annual short-term incentive program for the applicable performance year based on the achievement of their annual corporate, business unit, and individual goals.

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Executive Compensation Disclosure | Summary Compensation Table
(e)	Set forth below is a breakdown of all other compensation:

Name and Principal Position	Year	Company- owned Vehicles ($)	1165(e) Plan Contribution ($) (i)	Security ($) (ii)	Memberships & Dues ($)	Life Insurance ($) (iii)	Total ($)
Aurelio Alemán	2024	15,641	7,500	60,521	14,895	762	99,319
	2023	13,588	7,500	58,298	14,180	762	94,328
	2022	8,086	7,500	55,567	10,701	756	82,610
Orlando Berges	2024	6,117	5,383	—	5,460	762	17,722
	2023	3,489	5,383	—	4,324	762	13,958
	2022	2,256	5,383	—	4,797	756	13,192
Nayda Rivera	2024	12,606	7,500	—	12,944	762	33,812
	2023	13,270	7,500	—	10,788	762	32,320
	2022	6,075	7,500	—	13,134	756	27,465
Juan C. Pavía	2024	7,997	4,633	—	10,540	762	23,932
	2023	11,288	4,198	—	10,311	762	26,559
	2022	5,133	6,074	—	10,084	756	22,047
Donald Kafka	2024	2,744	7,500	—	—	762	11,006
	2023	3,035	7,500	—	—	762	11,297
	2022	395	7,500	—	—	756	8,651

(i)	Consists of the Corporation’s contribution to the executive’s account in the Defined Contribution Retirement Plan.
(ii)
The CEO is provided with an armed driver solely for business purposes. Amount included represents the armed driver’s total compensation for 2024, 2023, and 2022, which includes base salary and other type of compensation available to the Corporation’s employees.

(iii)	Consists of the amount of the life insurance policy premium paid by the Corporation in excess of premium paid for the $500,000 life insurance policy available to all employees.
66	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Executive Compensation Disclosure | Grants of Plan-Based Awards Table
GRANTS OF PLAN-BASED AWARDS
The following table details all equity and non-equity plan-based awards granted to each of the NEOs during fiscal year 2024.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Aurelio Alemán 2024 Short-Term Cash Incentive (a) Restricted Stock (b) Performance Shares (c)		$621,000	$1,242,000	$1,863,000	—	—	—	—	—
	03/21/2024	—	—	—	—	—	—	59,942	1,039,994
	03/21/2024	—	—	—	29,971	59,942	89,913	—	1,102,333
Orlando Berges 2024 Short-Term Cash Incentive (a) Restricted Stock (b) Performance Shares (c)		180,000	360,000	540,000	—	—	—	—	—
	03/21/2024	—	—	—	—	—	—	15,562	270,001
	03/21/2024	—	—	—	7,781	15,561	23,342	—	286,166
Nayda Rivera 2024 Short-Term Cash Incentive (a) Restricted Stock (b) Performance Shares (c)		165,000	330,000	495,000	—	—	—	—	—
	03/21/2024	—	—	—	—	—	—	12,565	218,003
	03/21/2024	—	—	—	6,282	12,564	18,846	—	231,052
Juan C. Pavía 2024 Short-Term Cash Incentive (a) Restricted Stock (b) Performance Shares (c)		142,500	285,000	427,500	—	—	—	—	—
	03/21/2024	—	—	—	—	—	—	9,829	170,533
	03/21/2024	—	—	—	4,914	9,828	14,742	—	180,737
Donald Kafka 2024 Short-Term Cash Incentive (a) Restricted Stock (b) Performance Shares (c)		137,500	275,000	412,500	—	—	—	—	—
	03/21/2024	—	—	—	—	—	—	7,687	133,369
	03/21/2024	—	—	—	3,844	7,687	11,531	—	141,363

a)
This section includes the 2024 short-term cash incentive opportunity at the threshold, target, and maximum levels. The actual short-term annual incentive cash awards for 2024 performance were as follows: Mr. Alemán - $1,461,656, Mr. Berges - $409,268, Mrs. Rivera - $404,198, Mr. Pavía - $338,393, and Mr. Kafka - $271,519.

b)
Consists of time-vested restricted stock awarded on March 21, 2024. The number of shares and the fair market value of the stock was determined based on the closing price of the Common Stock on the grant date of March 21, 2024 ($17.35). The shares will vest in equal installments on the second and third anniversaries of the grant.

c)
Consists of performance shares awarded on March 21, 2024. The number of shares was determined based on the Corporation’s closing price of its Common Stock on the grant date of March 21, 2024, which was $17.35. Performance shares granted on March 21, 2024, will vest on the third anniversary of the effective date of the award based on actual achievement of two performance metrics weighted equally: the TSR Target Performance, and the TBV Target Performance. The participant may earn 50% of their target opportunity for threshold level performance and up to 150% of their target opportunity for maximum level performance, based on the individual achievement of each performance goal during the Performance Cycle. Amounts between threshold, target, and maximum are interpolated to reward incremental achievement and no amounts are paid if actual results are below threshold.

The aggregate grant date fair value, in accordance with FASB ASC Topic 718, was calculated using the Corporation’s Common Stock closing price of $17.35 for the TBV Target Performance and $19.43 for the market-based condition TSR Target Performance, which was derived from a Monte Carlo simulation.
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Executive Compensation Disclosure | Outstanding Equity Awards at Fiscal Year End
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The following table sets forth certain information with respect to the outstanding equity awards held by each of the NEOs as of December 31, 2024, based on the closing price of the Corporation’s Common Stock on December 31, 2024, which was $18.59.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#) (a)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Unit or Other Rights That Have Not Vested (#) (b)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Aurelio Alemán	208,057	$3,867,780	98,778	$1,836,283
Orlando Berges	62,260	1,157,413	30,524	567,441
Nayda Rivera	49,877	927,213	24,630	457,872
Juan C. Pavía	36,339	675,542	14,966	335,531
Donald Kafka	34,495	641,262	18,049	278,218

(a)	Vesting date for shares or units of stock that have not vested:

	2022 Restricted Stock (#) (i)	2022 Performance Shares at target (#) (ii)	2023 Restricted Stock (#) (iii)	2024 Restricted Stock (#) (iv)	Total (#)
Aurelio Alemán	26,436	52,872	68,807	59,942	208,057
Orlando Berges	7,985	15,969	22,744	15,562	62,260
Nayda Rivera	6,321	12,642	18,349	12,565	49,877
Juan C. Pavía	4,458	8,916	13,136	9,829	36,339
Donald Kafka	5,228	10,456	11,124	7,687	34,495

(i)	The remaining 50% of the shares vested on March 24, 2025.
(ii)
The amount shown represents the actual number of performance shares earned based on achievement of certain performance goals during the 2022-2024 performance cycle, as determined by the Compensation Committee. The shares vested on March 24, 2025.

(iii)	50% of the shares vested on March 16, 2025, and the remaining 50% of the shares will vest on March 16, 2026.
(iv)	50% of the shares will vest on March 21, 2026, and the remaining 50% of the shares will vest on March 21, 2027.
(b)	Vesting of unearned shares, units or other rights that have not vested:

	2023 Performance Shares (#) (i)	2024 Performance Shares at threshold (#) (ii)	Total (#)
Aurelio Alemán	68,807	29,971	98,778
Orlando Berges	22,743	7,781	30,524
Nayda Rivera	18,348	6,282	24,630
Juan C. Pavía	13,135	4,914	18,049
Donald Kafka	11,123	3,843	14,966

(i)
The number of performance shares is based on achievement of TSR Target Performance at maximum level and TBV Target Performance at threshold level. The shares will vest on March 16, 2026, subject to the achievement of certain performance goals during the 2023-2025 performance cycle.

(ii)
The number of performance shares shown is based on achievement of threshold level performance. The shares will vest on March 21, 2027, subject to the achievement of the aforementioned performance goals during the 2024-2026 performance cycle. Refer to note (c) of the Grants of Plan-Based Awards Table above.

68	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Executive Compensation Disclosure | Options Exercised and Stock Vested Information
OPTIONS EXERCISED AND STOCK VESTED INFORMATION
The following table includes certain information with respect to restricted stock and performance shares that vested during 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (a)	Value Realized on (b) Vesting ($)
Aurelio Alemán	109,476	$1,902,232
Orlando Berges	25,968	450,049
Nayda Rivera	25,304	439,533
Juan C. Pavía	7,300	125,011
Donald Kafka	23,544	409,407

(a)
Represents restricted stock awarded on March 31, 2021, for which the remaining 50% vested on March 31, 2024; performance shares awarded on March 31, 2021, which vested on March 31, 2024; and restricted stock awarded on March 24, 2022, for which 50% vested on March 24, 2024.

(b)	Represents the dollar value realized upon vesting of restricted stock and performance shares, based on the closing price of the Common Stock on the vesting dates.
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE IN CONTROL ARRANGEMENTS
Employment Agreements. The following table discloses information regarding the employment agreements entered into with the NEOs.

Name	Effective Date	2024 Base Salary ($)	Term of Years
Aurelio Alemán	2/24/1998	$1,080,000	4
Orlando Berges	5/11/2009	600,000	3
Nayda Rivera	5/31/2018	550,000	1
Juan C. Pavía	5/01/2021	475,000	1
Donald Kafka	5/31/2018	550,000	1

The agreements provide that, on each anniversary of the date of commencement of each agreement, the term of such agreement shall be automatically extended for an additional one-year period beyond the then-effective expiration date, unless either party receives written notice, not less than 90 days prior to the anniversary date, that the agreement shall not be further extended.
Terminations Without Cause
Under the employment agreement with Mr. Alemán, the Board may terminate Mr. Alemán at any time. Unless such termination is for “cause” (as defined below), Mr. Alemán will be entitled to a severance payment of four times his annual base salary, less all required deductions and withholdings, which payment shall be made semi-monthly over a period of one year. The employment agreement with Mr. Berges provides for severance payments in an amount prorated to cover the remaining balance of the three-year employment agreement term times his base salary, unless such termination is for “cause”. “Cause” under these two agreements is defined to include personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, material violation of any law, rule or regulation (other than traffic violations or similar offenses), a final cease and desist order or any material breach of any provision of the employment agreement.
Each of the employment agreements with Mrs. Rivera, Mr. Pavía and Mr. Kafka, respectively, provide for severance payments in an amount equal to the total of twelve months of the then-current cash base salary amount to which the executive would be entitled, plus the average of any cash bonuses or cash incentive compensation awarded for the last two calendar years ended immediately before the year in which the termination occurred, unless such termination is “for cause”. For the purpose of these agreements, “for cause” shall consist of any of (i) the commission by the executive of a willful act (including, without limitation, a dishonest or fraudulent act) or a grossly negligent act, or the willful or grossly negligent omission to act by the executive, which is
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Executive Compensation Disclosure | Employment Contracts, Termination of Employment, and Change in Control Arrangements
intended to cause, does cause or is reasonably likely to cause material harm to the Corporation or any affiliate (including harm to its business reputation); (ii) the indictment of the executive for the commission or perpetration by the executive of any felony or any crime involving dishonesty, moral turpitude or fraud; (iii) the material breach by the executive of the employment agreement that, if capable of being cured, remains uncured ten days following written notice to the executive of such breach; (iv) the receipt of any formal written notice that any regulatory agency having jurisdiction over the Corporation or the Bank intends to institute regarding any form of formal regulatory action against the executive, the Corporation or the Bank; (v) the exhibition by the executive of a standard of behavior within the scope of his employment that is materially disruptive to the orderly conduct of the Corporation’s business operations (including, without limitation, substance abuse or sexual misconduct) to a level which, in the Board’s good faith and reasonable judgment, with the executive abstaining from participating in the consideration of and vote on the matter, is materially detrimental to the Corporation’s best interest, that, if capable of being cured, remains uncured ten days following written notice to the executive of such specific inappropriate behavior; or (vi) the failure of the executive to devote his full business time and attention to his employment as provided under the employment agreement that, if capable of being cured, remains uncured 30 days following written notice to the executive of such failure.
Termination Upon a Change in Control
Under the employment agreement with Mr. Alemán, in the event of a “change in control” of the Corporation, as defined below, during the term of the current employment agreement, Mr. Alemán is entitled to receive a lump sum severance payment equal to his then-current base annual salary plus (i) the highest cash performance bonus received by the executive in any of the four fiscal years prior to the date of the change in control and (ii) the value of any other benefits provided to the executive during the year in which the change in control occurs, multiplied by four. Termination of employment is not a requirement for a change in control severance payment under the employment agreement with Mr. Alemán.
With respect to Mr. Berges’ employment agreement, which was executed during 2009, Mr. Berges would be entitled to a severance payment due to a “change in control” of the Corporation if he is terminated without cause within two years following the change in control. This change is consistent with the Board’s policy relating to employment contracts, under which all new employment contracts must require termination of employment in the event of a severance payment occurring upon a change in control. In this respect,
Mr. Berges is entitled to receive a lump sum severance payment equal to (i) his then-current base annual salary plus the highest cash performance bonus received by the executive in any of the three fiscal years prior to the date of the change in control multiplied by three, plus (ii) the value of any other benefits provided to the executive during the year in which the change in control occurs.
Under the respective employment agreements with Mrs. Rivera, Mr. Pavía, and Mr. Kafka, if terminated without cause within two years following the change in control, they would each be entitled to a lump sum cash payment equal to two times the cash base salary (three times in the case of Mrs. Rivera), plus two times the average of any cash bonuses or cash incentive compensation awarded for the last two calendar years ended immediately before the year in which the termination occurred (three times in the case of Mrs. Rivera).
Pursuant to the employment agreements, a “change in control” is deemed to have taken place if a third-party, including a “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Corporation having 25% or more of the total number of votes that may be cast for the election of directors of the Corporation, or which, by cumulative voting, if permitted by the Corporation’s charter or Amended and Restated By-laws, would enable such third person to elect 25% or more of the directors of the Corporation; or if, as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Corporation before any such transaction cease to constitute a majority of the Board or any successor institution.
Awards Granted Under the Omnibus Incentive Plan
The Omnibus Incentive Plan, as amended, contains provisions governing termination of employment and change of control with respect to outstanding equity awards. The Omnibus Incentive Plan was amended pursuant to stockholder approval at the Corporation’s 2016 Annual Meeting of Stockholders to, among other things, increase the number of shares of Common Stock available for issuance under the Omnibus Incentive Plan, extend the Omnibus Incentive Plan’s termination date, and reapprove the performance goals under the Omnibus Incentive Plan.
70	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Executive Compensation Disclosure | Employment Contracts, Termination of Employment, and Change in Control Arrangements
Potential Payments Upon Termination or Change in Control
The following table describes and quantifies the benefits and compensation to which the NEOs would have been entitled under existing plans and arrangements if their employment had terminated on December 31, 2024, based on their compensation and services as of that date. The amounts shown in the table do not include payments and benefits available generally to salaried employees upon termination of employment, such as accrued vacation pay, distributions from the 1165(e) plan or post-retirement welfare benefits available under broad-based employee plans.

Name		Death (a) ($)	Disability (b) ($)	Retirement ($)	Resignation ($)	Termination for Cause ($)	Termination Without Cause (c) ($)	Change in Control (c) ($)
Aurelio Alemán	Cash Payment	$1,000,000	$—	$—	$ —	$ —	$4,320,000	$10,827,501
	Restricted Stock (d)	2,884,889	2,884,889	2,884,889	—	—	2,884,889	2,884,889
	Performance Shares (e)	2,819,174	2,819,174	2,819,174	—	—	2,819,174	2,819,174
	Total	6,704,063	5,704,063	5,704,063	—	—	10,024,063	16,531,563
Orlando Berges	Cash Payment	1,000,000	—	—	—	—	1,415,342	3,041,763
	Restricted Stock (d)	860,550	860,550	860,550	—	—	860,550	860,550
	Performance Shares (e)	864,305	864,305	864,305	—	—	864,305	864,305
	Total	2,724,855	1,724,855	1,724,855	—	—	3,140,197	4,766,618
Nayda Rivera	Cash Payment	1,000,000	—	—	—	—	950,281	2,686,620
	Restricted Stock (d)	692,199	692,199	692,199	—	—	692,199	692,199
	Performance Shares (e)	692,886	692,886	692,886	—	—	692,886	692,886
	Total	2,385,085	1,385,085	1,385,085	—	—	2,335,366	4,071,705
Juan C. Pavía	Cash Payment	1,000,000	—	—	—	—	763,465	1,526,930
	Restricted Stock (d)	509,794	509,794	509,794	—	—	509,794	509,794
	Performance Shares (e)	501,279	501,279	501,279	—	—	501,279	501,279
	Total	2,011,073	1,011,073	1,011,073	—	—	1,774,538	2,538,003
Donald Kafka	Cash Payment	1,000,000	—	—	—	—	822,920	1,645,839
	Restricted Stock (d)	446,885	446,885	446,885	—	—	446,885	446,885
	Performance Shares (e)	472,595	472,595	472,595	—	—	472,595	472,595
	Total	1,919,480	919,480	919,480	—	—	1,742,400	2,565,319

(a)
With respect to the lump sum cash payment portion of death benefits, the NEOs and other executive vice presidents receive a life insurance benefit of $1,000,000. All other employees receive a life insurance benefit of $500,000.

(b)
The cash disability entitlement is not reflected in this column given that disability payments are payable to the executive on a monthly basis throughout a period of time following an executive’s disability and not as a lump sum payment upon the disability event.

Mr. Alemán is entitled to receive disability payments if it is determined that he is temporarily unable to perform his duties, in which case Mr. Alemán will receive 60% of his base salary, exclusive of any other benefits to which he is entitled under the corporate-wide disability plan available to other employees until such time as he may rejoin active employment. If it is determined that he is permanently disabled, that is, he is absent due to physical or mental illness on a full-time basis for three consecutive months, Mr. Alemán will receive 60% of his compensation for the remaining term of his employment agreement. Assuming permanent disability as of December 31, 2024, Mr. Alemán would have been entitled to receive monthly amounts for the remaining term of his employment agreement (a 3.15-year period) totaling approximately $2,041,644 for such period.
Messrs. Berges, Kafka, and Pavía, and Mrs. Rivera are entitled to receive disability benefits under the corporate-wide disability plan available to other employees, which is based on an employee’s compensation and is limited to a maximum benefit of $15,000 per month payable over a period determined based on the employee’s age on which the disability begins. In the event disability begins at age 62 or under, the employee will receive benefits until the later of his or her 65th birthday or the date on which the 42nd monthly benefit is payable; if the disability begins at age 63, the employee will receive benefits until the date on which the 36th monthly benefit is payable; if the disability begins at age 64, the employee will receive benefits until the date on which the 30th monthly benefit is payable; if the disability begins at age 65, the employee will receive benefits until the date on which the 24th monthly benefit is payable; if the disability begins at age 66, the employee will receive benefits until the date on which the 21st monthly benefit is payable; and if the disability begins at age 67, the employee will receive benefits until the date on which the 18th monthly benefit is payable. Hence, if Mr. Berges, had become disabled as of December 31, 2024, he would have been entitled to receive 18 monthly disability benefits payments in an amount that, for such period, would have totaled $270,000; if Mr. Kafka had become disabled as of December 31, 2024, he would have been entitled to receive 30 monthly disability benefits payments in an amount that, for such period, would have totaled $450,000; and if Mrs. Rivera and Mr. Pavía had become disabled as of December 31, 2024, they would have been entitled to monthly disable benefits through the age of 65 in an amount that, for such period, would have totaled approximately $2,507,000 and $3,712,000, respectively.
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Executive Compensation Disclosure | Employment Contracts, Termination of Employment, and Change in Control Arrangements
(c)
Under Puerto Rico law, if any employee (including an NEO) is terminated from his employment without “just cause,” as that term is defined by Puerto Rico Law No. 80 of May 30, 1976 (“Act 80”), as amended, he or she would be entitled to a statutory severance payment, which is calculated as follows: (i) employees with less than five years of employment would receive two months of total cash compensation plus an additional one week of salary per year of service; (ii) employees with five through fifteen years of employment would receive three months of total cash compensation plus two weeks of salary per year of service; and (iii) employees with more than fifteen years of employment would receive six months of total cash compensation plus three weeks of salary per year of service.

The cash payment represents the higher of benefits between the employment agreement and Act 80 as follows: for Messrs. Alemán, Berges, Pavía and Kafka are those payments that would be made pursuant to their employment contract provisions and for Mrs. Rivera is the payment that would be made pursuant to Act 80.
(d)
Values of restricted stock are based on $18.59 per share, the Common Stock closing price as of December 31, 2024. Following are termination provisions related to the restricted stock based on the type of termination prior to vesting:

Type of Termination	Restricted Stock	Description
Death	Vests	In the event of the death while in the employ of the Corporation, awards held which have not vested shall vest.
Disability	Vests	In the event employment ends by reason of disability, awards held which have not vested shall vest.
Retirement	Vests	In the event employment ends by reason of a retirement, awards held which have not vested shall vest.
Resignation	Forfeited	In the event employment ends as a result of a resignation from the Corporation or an affiliate, awards held which have not vested shall be forfeited and canceled upon such termination.
Termination With Cause	Forfeited	In the event employment is terminated by the Corporation or any affiliate for cause, awards held which have not vested shall be forfeited and canceled upon such termination.
Termination Without Cause	Vests	In the event employment is terminated by the Corporation or any affiliate without cause, awards held which have not vested shall vest.
Change of Control	Vests	In the event employment is involuntarily terminated within one year after a Change in Control, awards held which have not vested shall vest.

(e)
Values of performance shares are based on $18.59 per share, the Common Stock closing price as of December 31, 2024. For amounts shown in connection with retirement, the value of the performance shares is based on target performance for the 2022 performance shares grant, for the 2023 performance shares grant at threshold performance for the TBV Target Performance portion and at maximum level for the TSR Target Performance portion, and for the 2024 performance shares grant at threshold level performance. Following are termination provisions related to the performance shares based on the type of termination prior to vesting:

Type of Termination	Performance Shares	Description
Death	Vests	In the event of death while in the employ of the Corporation, awards held which have not vested shall vest.
Disability	Vests	In the event employment ends by reason of disability, awards held which have not vested shall vest.
Retirement	Continues Outstanding
In the event employment ends by reason of a retirement, awards held which have not vested shall remain outstanding and vest on the vesting date of the Performance Shares in accordance with the actual results related to the Performance Goal during the Performance Cycle.

Resignation	Forfeited	In the event employment ends as a result of a resignation from the Corporation or an affiliate, awards held which have not vested shall be forfeited and canceled upon such termination.
Termination With Cause	Forfeited	In the event employment is terminated by the Corporation or any affiliate for cause, awards held which have not vested shall be forfeited and canceled upon such termination.
Termination Without Cause	Vests	In the event employment is terminated by the Corporation or any affiliate without cause, awards held which have not vested shall vest.
Change of Control	Vests	In the event employment is voluntarily or involuntarily terminated within one year after a Change in Control, awards held which have not vested shall vest.

72	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Executive Compensation Disclosure | CEO Pay Ratio
POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS CLOSE IN TIME TO THE RELEASE OF MATERIAL NONPUBLIC INFORMATION
The Corporation does not grant awards of options to its employees. We grant equity awards on an annual basis using a grant date that occurs in the first quarter of each year. We also periodically grant equity awards in connection with certain management events, such as the hiring or promotion of an executive or other employees. Each equity award granted has a grant date that was on or after the date on which the Compensation Committee approved the award. We do not schedule our equity awards in anticipation of the release of material nonpublic information and, therefore, do not take material nonpublic information into account when determining the terms of such equity awards. Awards are granted only at certain pre-designated times of the year or in connection with certain management events, and the Compensation Committee does not schedule its equity awards to achieve more valuable executive compensation in connection with the timing of the release of material nonpublic information. For more information on how equity awards are determined and granted, please refer to “The 2024 Executive Compensation Program in Detail” on page 55 of this Proxy Statement.
CEO PAY RATIO
The Dodd-Frank Act requires the Corporation to calculate and disclose the total compensation paid to its median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our CEO.
Below is (i) the 2024 annual total compensation of our CEO; (ii) the 2024 annual total compensation of our median employee; (iii) the ratio of the annual total compensation of our CEO to that of our median employee, and (iv) the methodology we used to calculate our CEO pay ratio:

CEO 2024 Annual Total Compensation (a)	$4,774,195
Median Employee 2024 Annual Total Compensation	$39,647
CEO to Median Employee Pay Ratio	120.42

(a)	This annual total compensation is the Total Compensation from the Summary Compensation Table.
Methodology
Our CEO pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. Our methodology and process is explained below:
Determined Employee Population. We began with our global employee population as of December 31, 2024, including full-time, part-time, and seasonal or temporary workers employed by the Corporation or consolidated subsidiaries, but excluding our CEO. As of December 31, 2024, our total population consisted of 3,124 employees, excluding the CEO, all of whom worked in Puerto Rico, Florida, the United States Virgin Islands and the British Virgin Islands and all of whom were included within the calculation of median employee compensation.
Identified the Median Employee Compensation. We then identified the employee receiving the median amount of compensation in our employee population. To do so, we determined the median of the total annual compensation using a consistently applied compensation measure based upon payroll records for our employees. Specifically, we calculated total annual compensation for each employee using 2024 W-2 total compensation as reported on Box 19 of Form 499R-2/W-2 PR for Puerto Rico employees, Box 6 of Form W-2 for United States and United State Virgin Island employees and the equivalent compensation for British Virgin Island employees. We annualized pay for those individuals not employed for a full year in 2024.
Calculated CEO Pay Ratio. We calculated our median employee’s annual total compensation for 2024 according to the SEC’s instructions for preparing the Summary Compensation Table. We then calculated our CEO’s annual total compensation using the same approach to determine the pay ratio shown above.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	73

PAY VERSUS PERFORMANCE
As discussed in the CD&A above, the Compensation Committee has implemented an executive compensation program designed to link a substantial portion of the NEOs’ realized compensation to the achievement of the Corporation’s financial and strategic objectives. As required by SEC rules, the following information is being presented to disclose the relationship during 2024, 2023, 2022, 2021 and 2020 between (i) executive compensation actually paid (“CAP”), as such term is defined in accordance with SEC rules, to the Corporation’s (a) CEO, and (b) our other NEOs on an average basis, and (ii) the Corporation’s financial performance. The methodology followed for calculating amounts presented in the columns “Compensation Actually Paid to CEO” and “Average Compensation Actually Paid to non-CEO NEOs,” including details of the amounts that were added to, and deducted from, the Summary Compensation Table totals to determine the CAP, are provided in the footnotes to the table. Please refer to the “Executive Compensation Disclosure – Compensation Discussion & Analysis” section in this Proxy Statement for a complete description of how executive compensation relates to the Corporation’s performance and how the Compensation Committee makes its decisions.

Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO (a)	Average Summary Compensation Table Total for non-CEO NEOs	Average Compensation Actually Paid to non-CEO NEOs (a)	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions)	Pre-Tax, Pre- Provision Income (in millions) (c)
					Corporation’s TSR	Peer Group TSR (b)
2024	$4,774,195(d)	5,682,502	1,323,776	1,547,008(d)	$206	$164	$298.7	$451.1
2023	4,078,567(d)	5,377,831	1,221,715	1,531,020(d)	176	106	302.9	459.5
2022	3,767,180(d)	3,327,912	1,173,516	1,094,728(d)	131	97	305.1	475.3
2021	4,183,057(d)	7,420,884	1,135,883	1,732,848(d)	137	118	281.0	391.5
2020	3,639,706(d)	5,231,444	1,348,801	1,571,134(d)	90	87	102.3	299.8

(a)
The table below sets forth each of the amounts (as adjusted in accordance with Item 402(v) of Regulation S-K) to be deducted from or added to the amount of total compensation as reflected in the Summary Compensation Table in order to calculate the CAP. Fair value or change in fair value, as applicable, of equity awards in the CAP columns was determined by reference to (1) for restricted stock awards, closing price on applicable year-end dates or, in the case of vesting dates, the actual vesting price, (2) for performance-based awards (excluding TSR Target Performance awards), the same valuation methodology as restricted stock awards above except year-end and vesting date values are based on the probability of achievement as of each such date, and (3) for TSR Target Performance awards, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s).

	2024		2023		2022		2021		2020
	CEO	Average for Other NEOs	CEO	Average for Other NEOs	CEO	Average for Other NEOs	CEO	Average for Other NEOs	CEO	Average for Other NEOs
Total Compensation from Summary Compensation Table	$4,774,195	$1,323,776	$4,078,567	$1,221,715	$3,767,180	$1,173,516	$4,183,057	$1,135,883	$3,639,706	$1,348,801
Less: amount reported under the “Stock Awards” column of the Summary Compensation Table	(2,142,327)	(407,806)	(1,667,193)	(391,887)	(1,390,547)	(318,746)	(1,246,696)	(269,367)	(1,732,911)	(283,161)
Add: year-end fair value (FV) of equity awards granted during the year that are outstanding and unvested as of year-end	1,658,446	315,700	2,437,485	572,948	1,345,076	308,323	1,525,708	329,652	3,916,038	639,888

74	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Pay Versus Performance |

	2024		2023		2022		2021		2020
	CEO	Average for Other NEOs	CEO	Average for Other NEOs	CEO	Average for Other NEOs	CEO	Average for Other NEOs	CEO	Average for Other NEOs
Add: change in FV as of year-end of awards granted in prior years that are outstanding and unvested as of year-end	1,144,369	269,928	704,164	157,334	(455,025)	(80,103)	2,391,953	408,992	(363,103)	(80,154)
Add: change in FV from end of the prior fiscal year to the vesting date for equity awards granted in prior years for which vesting conditions were satisfied during year or at year-end	101,352	18,298	(536,106)	(88,861)	(70,104)	(12,899)	495,663	111,629	(236,001)	(56,072)
Add: for equity awards that earn dividends, the dollar value of such dividends paid in the covered fiscal year, prior to the vesting date	146,467	27,112	360,913	59,770	131,332	24,637	71,199	16,059	$7,715	$1,832
Compensation Actually Paid	5,682,502	1,547,008	5,377,831	1,531,020	3,327,912	1,094,728	7,420,884	1,732,848	5,231,444	1,571,134

(b)
The Corporation’s peer group for purposes of Item 201(e) of Regulation S-K, which is the S&P Supercom Banks Index, was utilized for purposes of calculating peer group TSR for years 2024, 2023, 2022, 2021 and 2020. The TSR for both the Corporation and the peer group is based on an initial investment of $100, measured on a cumulative basis from market close on December 31, 2019, through and including the end of the fiscal year for which the TSR is being presented in the table. The TSR calculations reflect the investment of dividends.

(c)
The Corporation has identified pre-tax, pre-provision income as our Company-Selected Measure. Pre-tax, pre-provision income is a non-GAAP financial measure. See Appendix A for a reconciliation of the most directly comparable GAAP financial measure to this non-GAAP financial measure.

(d)	The CEO and the non-CEO NEOs included in this calculation for each fiscal year were as indicated in the table below:

Year	CEO	Non-CEO NEOs
2024	Aurelio Alemán	Orlando Berges, Donald Kafka, Juan C. Pavía, and Nayda Rivera
2023	Aurelio Alemán	Orlando Berges, Donald Kafka, Cassan Pancham, and Nayda Rivera
2022	Aurelio Alemán	Orlando Berges, Donald Kafka, Cassan Pancham, and Nayda Rivera
2021	Aurelio Alemán	Orlando Berges, Donald Kafka, Cassan Pancham, and Nayda Rivera
2020	Aurelio Alemán	Orlando Berges, Calixto García-Vélez, Donald Kafka, and Nayda Rivera

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	75

Pay Versus Performance | Most Important Performance Measures
Most Important Performance Measures
In our assessment, the most important performance measures used to link CAP (as calculated in accordance with SEC rules) to the Corporation’s performance are listed in the table below, not ranked in order of importance. The role of each of these performance measures in our executive compensation program is discussed in the CD&A section of this Proxy Statement.

Financial Performance Measures
Pre-Tax, Pre-Provision Income
Earnings Per Share
Non-Performing Assets Ratio
Efficiency Ratio

Descriptions of the Information Presented in the Pay Versus Performance Table
One of the objectives of the SEC’s “Pay Versus Performance Table” required disclosures is to illustrate the relationship between the CAP under the Corporation’s executive compensation program and certain financial performance metrics, as well as the Corporation’s TSR and the TSR of the peer group. The Corporation believes that the below information reflects an alignment of the CAP with the Corporation’s strong performance, including on the highlighted key financial performance.
The illustrations below compare CAP and the following measures:
•	The Corporation’s cumulative TSR;
•	The peer group cumulative TSR;
•	The Corporation’s Net Income; and
•	The Corporation’s Pre-Tax, Pre-Provision Income.
76	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

Pay Versus Performance | Most Important Performance Measures
CAP versus First BanCorp’s TSR

First BanCorp’s TSR versus Peer Group TSR
In accordance with SEC rules, TSR for the Corporation and its peer group were calculated on a cumulative, market weighted basis over the three-year period of 2020 through 2023. The TSR calculations assumed an initial investment of $100 made on December 31, 2019.

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	77

Pay Versus Performance | Most Important Performance Measures
CAP versus Net Income

CAP versus Pre-Tax, Pre-Provision Income*

*	See Appendix A for a reconciliation of the most directly comparable GAAP financial measure to this non-GAAP financial measure
78	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board is required by law and applicable NYSE rules to be directly responsible for the appointment, compensation and retention of the Corporation’s independent registered public accounting firm. The Audit Committee selected the firm Crowe as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2025. While stockholder ratification is not required by the Corporation’s Restated Articles of Incorporation, Amended and Restated By-laws or otherwise, the Board is submitting the appointment of Crowe to the stockholders for ratification as part of good corporate governance practices. The Audit Committee will take into account the outcome of the vote, among other factors, in determining whether to appoint Crowe in the future.
Crowe will have representatives at the Annual Meeting. As such, Crowe will be able to make a statement if they desire and will be available to respond to appropriate questions.
Required Vote
Approval of this Proposal No. 3 regarding ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on this proposal.
Recommendation of the Board of Directors

The Board Recommends a Vote FOR the Ratification of the Appointment of Crowe as the Independent Registered Public Accounting Firm of the Corporation for the Fiscal Year Ending December 31, 2025.

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	79

AUDIT COMMITTEE REPORT
In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2024 with management and Crowe, the Corporation’s independent registered public accounting firm. The Audit Committee also discussed with Crowe the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301. Finally, the Audit Committee has received the written disclosures and the letter from Crowe required by applicable requirements of the Public Company Accounting Oversight Board regarding Crowe’s communications with the Audit Committee concerning independence, has considered whether the non-audit services, if any, provided by the independent registered public accounting firm to the Corporation is compatible with maintaining the auditors’ independence, and has discussed with the independent registered public accounting firm its independence from the Corporation and its management. These discussions and considerations, however, do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with generally accepted accounting principles in the United States or that the Corporation’s independent registered public accounting firm is in fact “independent.”
Based on the Audit Committee’s consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Audit Committee set forth in its charter and those discussed above, the Audit Committee recommended to the Board that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
The report is provided by the members of the Audit Committee:
Juan Acosta Reboyras
Luz A. Crespo
John A. Heffern
Daniel E. Frye
Félix M. Villamil
AUDIT FEES
The total fees for professional services rendered by Crowe for the years ended December 31, 2024 and December 31, 2023, all of which were approved by the Audit Committee, were $2,984,723 and $3,023,587, respectively, distributed as follows:
•
Audit Fees: $2,920,403 in 2024 and $2,961,527 in 2023, respectively, for the audit of the financial statements and internal control over financial reporting, audit services provided in connection with any required statutory audits of the Corporation’s subsidiaries and comfort letters, consents and other services related to SEC matters.

•	Audit-Related Fees: $64,320 in 2024 and $62,060 in 2023, respectively, for audit-related fees, which consisted mainly of the audits of employee benefit plans.
•	Tax Fees: No tax advisory services provided in 2024 or in 2023.
•	All Other Fees: No other related fees in 2024 and 2023.
As detailed in the Corporation’s Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee has adopted policies and procedures for pre-approval of audit and audit-related services, and for pre-approval of fee levels for such services. The Audit Committee is required to pre-approve all of the services performed by the independent auditor in order to ensure that the provision of such services does not impair the auditor’s independence. These procedures require that the terms and fees for the annual audit service engagement be approved by the Audit Committee. The Audit Committee believes that, in addition to the services discussed above, the independent auditor may provide certain non-audit services without impairing the independent auditor’s independence. Any other non-audit services to be provided to the Corporation by the independent auditor must be specifically pre-approved by the Audit Committee. The policy further details the non-audit services specifically prohibited by Section 201 of the Sarbanes Oxley Act that will always be deemed prohibited by the Corporation’s Audit Committee. Unless a type of service to be provided by the independent auditor has received general pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided.
Under the policy, the Audit Committee has delegated limited pre-approval authority to the Chair of the Audit Committee. Approval of any service to be provided by the Company’s independent auditor may be approved by the Chair of the Audit Committee and then, it should be ratified by all Audit Committee members in a regular scheduled or specifically designated extraordinary meeting.
All of the services provided by our independent auditor in 2024 and 2023, were pre-approved by the Audit Committee before being rendered.
80	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING
SEC rules and regulations require that proposals that stockholders would like included in a company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must be received by the Secretary of the Corporation no later than 120 days before the first anniversary of the date on which the previous year’s proxy statement was first mailed to stockholders unless the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting. When the date is changed by more than 30 days from the date of the previous year’s meeting, the deadline is a reasonable time before the company begins to print and send its proxy materials. The Corporation expects to hold its 2026 Annual Meeting of Stockholders on or before May 6, 2026, subject to the right of the Board to change such date based on changed circumstances.
Any proposal that a stockholder wishes to have considered for presentation at the 2026 Annual Meeting and included in the Corporation’s proxy statement and form of proxy used in connection with such meeting, must be forwarded to the Secretary of the Corporation at the principal offices of the Corporation no later than December 9, 2025. Any such proposal must comply with the requirements of Rule 14a-8.
If a stockholder intends to present a proposal for consideration at the 2026 Annual Meeting outside of the processes of Rule 14a-8 promulgated under the Exchange Act, such proposal must be forwarded to the Secretary of the Corporation at the principal offices of the Corporation no later than February 20, 2026, or such proposal will be considered untimely under Rule 14a-4(c)(1) under the Exchange Act, and our proxies will have discretionary voting authority with respect to such proposal, if presented at the annual meeting, without including information regarding such proposal in our proxy materials.
Stockholders seeking to propose a nominee for director and solicit proxies in support of such nominee at the 2024 Annual Meeting must send the notice and information required by Rule 14a-19 under the Exchange Act (“Rule 14a-19”) to the Secretary of the Corporation at the principal offices of the Corporation no later than March 23, 2026. If the date of the 2026 Annual Meeting is changed by more than 30 days from the date of 2025 Annual Meeting, then the notice and information required by Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which the Corporation announces the date of the 2026 Annual Meeting.
Article I, Section 14 of the Corporation’s Amended and Restated By-laws also provided that, if a stockholder seeks to propose a nominee for director for consideration at the annual meeting of stockholders, notice must be received by the Secretary of the Board of the Corporation at least 30 days prior to the date of the annual meeting of stockholders. Accordingly, under the Amended and Restated By-laws, any stockholder nominations for directors for consideration at the 2026 Annual Meeting must be received by the Secretary of the Corporation at the principal offices of the Corporation no later than April 6, 2026, assuming that the 2026 Annual Meeting is held on May 6, 2026.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2024, all Section 16(a) forms were filed in a timely manner except for two Forms 4 filed late, one by Michael McDonald to report the disposition of Common Stock and the other by Ginoris López-Lay to report an award of restricted stock and performance shares.
HOUSEHOLDING
The SEC’s “householding” rules permit us to deliver only one Notice of Annual Meeting and Proxy Statement or Notice of Internet Availability of Proxy Materials to stockholders who share an address unless otherwise requested. This procedure reduces printing and mailing costs. If you share an address with another stockholder and have received only one set of Proxy Materials, you may request a separate copy of these materials at no cost to you by calling Sara Alvarez, Secretary of the Board of Directors, at 787-729-8041, or by writing to Sara Alvarez, Secretary of the Board of Directors, at First BanCorp., 1519 Ponce de León Avenue, Santurce, Puerto Rico 00908 or, by emailing Sara Alvarez, Secretary of the Board of Directors, at sara.alvarez@firstbankpr.com. Alternatively, if you are currently receiving multiple copies of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling, writing, or emailing us at the telephone number or addresses given above.
If you are a beneficial owner of Common Stock (i.e., your shares are held in the name of a bank, broker, trustee or other holder of record), the bank, broker, trustee or other holder of record may deliver only one copy of the Proxy Materials to stockholders who have the same address unless the bank, broker, trustee or other holder of record has received contrary instructions from one or more of the stockholders. If you wish to receive a separate copy of the proxy materials, now or in the future, you may contact us at the physical address, telephone number, or email address above and we will promptly deliver a separate copy. Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials and wish to receive a single copy in the future should contact their bank, broker, trustee, or other holder of record to request that only a single copy be delivered to all stockholders at the shared address in the future.
Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	81

OBTAINING THE ANNUAL REPORT
A copy of our Annual Report on Form 10-K, which serves as our Annual Report to Stockholders, is available at www.1firstbank.com and https://materials.proxyvote.com/318672. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. Stockholders may obtain copies of our Annual Report, as filed with the SEC, without charge upon written request. Any exhibits listed in the 2024 Annual Report on Form 10-K will also be furnished upon written request at the Corporation’s expense. Any such request should be directed to Sara Alvarez, Secretary of the Board of Directors, at First BanCorp, 1519 Ponce de León Avenue, Santurce, Puerto Rico 00908.
By Order of the Board of Directors,
/s/ Sara Alvarez
Sara Alvarez
Secretary
San Juan, Puerto Rico
82	First BanCorp | Proxy Statement for the 2025 Annual Meeting of Stockholders

APPENDIX A
First BanCorp Reconciliation of Non-GAAP Financial Measures
The Corporation has disclosed its reasons for disclosing non-GAAP financial measures in its Annual Report. See page 45 of the Annual Report — Non-GAAP Financial Measures and Reconciliations. In addition to those reasons, the Corporation is including non-GAAP financial measures in this Proxy Statement because their disclosure should enhance stockholders’ ability to compare the Corporation’s performance to that of the Corporation’s peers for purposes of evaluating executive compensation and because certain of the non-GAAP financial measures are relevant to the establishment of executive compensation.
Following are the reconciliations of the non-GAAP financial measures presented in this Proxy Statement:
Non-GAAP Pre-Tax Pre-Provision Income for the year ended December 31, 2024

(in thousands)	December 31, 2024 ($)
Income before income taxes	$391,207
Less/Add: Provision for credit losses – expense (benefit)	59,921
Add: FDIC Special Assessment Expense	1,099
Adjusted pre-tax, pre-provision	$452,227

Non-GAAP Tangible Book Value for the year ended December 31, 2024

(In thousands, except ratios and per share information)	December 31, 2024
Tangible Equity:
Total equity - GAAP	$1,669,236
Goodwill	(38,611)
Other intangible assets	(6,967)
Tangible common equity	$1,623,658

Tangible Assets:
Total assets - GAAP	$19,292,921
Goodwill	(38,611)
Other intangible assets	(6,967)
Tangible assets	$19,247,343
Common shares outstanding	163,869
Tangible common equity ratio	8.44%
Tangible book value per common share – non-GAAP	$9.91

Proxy Statement for the 2025 Annual Meeting of Stockholders | First BanCorp	83

1 First BanCorp

FIRST BANCORP
ATTN: SARA ALVAREZ
1519 PONCE DE LEON AVE STOP 23
P.O. BOX 9146 SANTURCE, PR 00908-0146

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 20, 2025. Have the proxy card in hand when accessing the web site and follow the instructions to obtain the records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FBP2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 20, 2025. Have the proxy card in hand when calling and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66371-P26878 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIRST BANCORP

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Juan Acosta Reboyras	☐	☐	☐
1b. Aurelio Alemàn	☐	☐	☐
1c. Luz A. Crespo	☐	☐	☐
1d. Tracey Dedrick	☐	☐	☐
1e. Patricia M. Eaves	☐	☐	☐
1f. Daniel E. Frye	☐	☐	☐
1g. John A. Heffern	☐	☐	☐
1h. Roberto R. Herencia	☐	☐	☐
1i. Félix M. Villamil	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. To approve on a non-binding basis the 2024 compensation of First BanCorp's named executive officers.	☐	☐	☐
3. To ratify the appointment of Crowe LLP as our independent registered public accounting firm for our 2025 fiscal year.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V66372-P26878

First BanCorp
Annual Meeting of Stockholders
May 21, 2025
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Roberto R. Herencia and Aurelio Alemán, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of First BanCorp that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Atlantic Standard Time, on May 21, 2025, via live webcast at www.virtualshareholdermeeting.com/FBP2025, and any adjournment or postponement thereof (the "2025 Annual Meeting"). The stockholder(s) acknowledge(s) receipt of the Notice of the 2025 Annual Meeting and Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy will revoke any previously executed proxy with respect to the 2025 Annual Meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side